Exhibit 10.6
CONFIDENTIAL TREATMENT REQUESTED UNDER
17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.24b-2.
[*****] INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.
May 16, 2011
LETTER AGREEMENT BETWEEN CLEAR WIRELESS, LLC AND ERICSSON INC.
This letter serves as an agreement between Clear Wireless, LLC (“Clearwire”) and Ericsson Inc. (“Ericsson”) as to the process for updating baseline service levels in Attachment 3 to Exhibit G (“Service Levels and Key Performance Indicators”) to the May 16, 2011 Additional Service Order.
Clearwire will have until July 15, 2011 to update Attachment 3 baseline service levels [*****] Upon verification by Ericsson, the updated baseline service levels will be incorporated into Attachment 3. The new, updated Attachment 3 will then be made a part of and incorporated into the Exhibit G and the May 16, 2011 Additional Service Order.
In the event Clearwire and Ericsson teams disagree as whether the Clearwire-proposed updated baseline service levels should be incorporated into Attachment 3, the dispute will be promptly escalated to the Governance Executive Board for prompt resolution.
AGREED:

Clear Wireless, LLC	Ericsson Inc.

/s/ Eric Prusch Signature	/s/ Scott Willis Signature

Eric Prusch	Scott Willis

Name	Name

COO	EVP & GM

Title	Title

5/16/11	5/16/2011

Date	Date

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Clear Wireless LLC- Additional Services Order
Managed Services Agreement
ERICSSON INC. (“Supplier”), upon acceptance of this Additional Services Order by Clear Wireless LLC (“Clearwire”), an Affiliate of Sprint Nextel Corporation and Affiliate of Sprint/United Management Company (“Sprint”), agrees to provide to Clearwire, and Clearwire agrees to purchase from Supplier, under the terms and conditions of this Additional Services Order and those contained in the Managed Services Agreement between Sprint and Supplier, dated as of July 7, 2009 (the “Agreement”), a copy of which is attached hereto as Attachment 1, and which is specifically incorporated herein by this reference except as noted below, the Additional Services described below:
1.	This Additional Services Order (the “ASO”) is issued in accordance with the Agreement, Section 2.9, Affiliate Transactions, and Section 2.10, Additional Service Orders, and documents the additional Services, Fees and variations from the Agreement terms and conditions that Clearwire and Supplier have agreed to in order to allow Supplier to assume responsibility for the management of the Clearwire network and related resources. For purposes of this ASO, all references to Sprint in the Agreement will be interpreted to mean Clearwire and all references to Exhibits, Attachments and other similar documents will be interpreted to mean the equivalent Clearwire Exhibits, Attachments or other similar documents attached to or referenced within this ASO.

Effective dates for this Additional Services Order:

This ASO will commence on May 16, 2011 (the “ASO Effective Date”) and will continue for a period of seven (7) years after the Service Commencement Date unless extended or earlier terminated in accordance with the terms of the Agreement (“ASO Term”).

The former Clearwire employees to whom Supplier will offer employment to provide Services under this Additional Services Order are listed in Attachment 1 to Exhibit L of this ASO. Upon acceptance of the Supplier offers of employment in accordance with Exhibit L of this ASO, each will become Clearwire Designated Personnel and become employed by Supplier effective on the Clearwire Designated Personnel Transfer Date (the “Clearwire Designated Personnel Transfer Date”), which for this ASO will be June 27, 2011.

June 27, 2011 will also be the “Clearwire Service Commencement Date” for the transfer of responsibility to Supplier for the in-scope activities which are described in Exhibit C, Statement of Work, and Exhibit D, Responsibility Matrix, to this ASO, to support the Objects of Service identified in Exhibit F of this ASO, at the Locations identified in Exhibit H of this Additional Services Order.

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Clearwire and Ericsson each agrees to fully cooperate during the period between ASO Execution and Service Commencement to assure that all applicable transition activities are accomplished, in accordance with Exhibit B, prior to the Service Commencement Date, and that all employees are fully informed and treated fairly during the process and so that there is a smooth, clean and efficient hand-off of responsibility for the Services from Clearwire to Ericsson as of the Service Commencement Date and thereafter. The employee transition process will be as documented in the ASO, Exhibit L.

2.	The definitions applicable to this ASO will be as provided in Exhibit A to this ASO.

3.	Transition Services applicable to this ASO will be as provided in Exhibit B to this ASO.

4.	Services and Roles and Responsibilities for this ASO are as provided in the attached Exhibit C and Exhibit D to this ASO. Notwithstanding the foregoing, it is the intent of the Parties to use the original Exhibit C as a basis for defining possible additional Services that Clearwire may elect to add to this ASO at a later date. The Parties further agree to negotiate in good faith any additional terms and conditions that may be required to reasonably add such Clearwire requested services to this ASO under the then existing circumstances.

5.	Exhibit E, Transformation, is not being used for this ASO. However, Supplier will keep Clearwire reasonably informed as to the Supplier transformation activities, to include the new processes, tools and other actions implemented to improve the quality and efficiency of Clearwire’s network operations to include utilizing resources outside the United States. Supplier will have the sole control of the content and timing of all transformation activities. In all events, Ericsson will carry out the transformation activities so as to minimize, to the maximum extent reasonably achievable, any adverse material effect upon Clearwire, Clearwire systems, and upon the quality or continuity of the Services.

6.	Objects of Service applicable to this ASO will be as provided in the attached Exhibit F to this ASO.

7.	Service Levels or Key Performance Indicators (“KPI”s) applicable to this ASO will be as provided in the attached Exhibit G to this ASO.

8.	Locations applicable to this ASO will be as provided in the attached Exhibit H to this ASO.

9.	Included Assets for this Additional Services Order will be as provided in the attached Exhibit I to this ASO.

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10.	Initial Contracts and Licenses for this Additional Services Order will be as provided in the attached Exhibit J and Exhibit K to the ASO.

11.	Human Resources Requirements for this ASO will be as provided in the attached Exhibit L to this Additional Services Order.

12.	Governance for this ASO will be as provided in the attached Exhibit M to this ASO.

13.	Fees and Payments for the Services described in this ASO will be as provided in the attached Exhibit N to this ASO.

14.	Security Requirements for this ASO will be as provided in the attached Exhibit P to this ASO.

15.	The list of Clearwire Competitors for this ASO is attached is attached as Exhibit U to this ASO.

16.	The list of Supplier Competitors for this ASO is attached as Exhibit X to this ASO.

17.	The agreed to baseline documents for this ASO are attached as Exhibit Y to this ASO.

18.	For avoidance of doubt, all original Exhibits and CD Indexes to the Agreement are hereby deleted in their entirety and are either replaced by the Exhibits identified above that are attached to this ASO or are not being used. The following original Exhibits are not being used as part of this ASO: E, O, Q, R, S, T, and W.

19.	Special Terms and Conditions: The Agreement is hereby amended as follows:
A.	Section 2.1.1, Agreement to Perform Services is hereby deleted in its entirety and replaced with the following:

“Supplier will provide all the Services and Deliverables and fulfill all of the responsibilities and obligations described as Supplier’s responsibility and obligation in this Agreement (including in Exhibit C (Statement of Work) and Exhibit D (Responsibility Matrix)) and provide personnel, its expertise and the professional, technical and management services necessary and appropriate to do so in accordance with this Agreement. Supplier will initially deliver the volume and frequency of Services set forth in [*****] Except as otherwise expressly set forth in this Agreement, Supplier will be responsible for

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providing its own resources and Systems to provide the Services, but specifically excluding those elements, which are specifically identified to be made available by Clearwire, and other Systems specifically identified to be made available by Clearwire under this Agreement, including under Right-To- Use Agreements as set forth in Exhibit I.”

B.	Section 2.1.3 (b) is hereby deleted in its entirety and replaced with the following:

“(b) all services performed by the Designated Personnel during the six month period immediately following the Service Commencement Date and reasonably related to the Services otherwise called for herein; and”

C.	Section 2.4.3 (b), Sprint Information Deficiencies, is hereby deleted in its Entirety and replaced with the following new section:

[*****]

D.	Section 2.6, Location of Services, is hereby deleted in its entirety and replaced with the following new section:

Location of Services.

2.6.1 Onshore Locations. Supplier will deliver the Services to all Clearwire locations that comprise Clearwire’s Network footprint as generally described in Exhibit H and the attachments thereto. With respect to Services to be performed within the United States of America, Supplier will deliver the Services from Supplier’s offices and other Supplier business locations, applicable Clearwire locations, and from other locations in the United States as reasonably determined by Supplier from time-to-time.

2.6.2 Offshore Locations. Clearwire acknowledges that the pricing for Services set forth herein contemplates that certain types and volumes of Services are planned to be performed outside the United States of America, and that, subject to the process described in Section 2.6.3 below, Supplier has the unrestricted right to conduct applicable Services at non-US locations. Supplier will keep Clearwire reasonably informed as to the status of Supplier’s activities related to the Services being performed in non-US locations and the related resources being used. In all events, Ericsson will carry out the

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activities necessary to move Services to off-shore locations so as to minimize, to the maximum extent reasonably achievable, any adverse material effect upon Clearwire, Clearwire systems, and upon the quality or continuity of the Services.

2.6.3 Initial Off-shoring Process

(a) At least ninety (90) days prior to initiating any action to commence conducting any aspect of the Services in a location outside of the United States of America, Supplier will so notify Clearwire in writing of Supplier’s planned off-shoring activity and will specify (i) the tasks or functions to be conducted outside of the United States of America, (ii) the countries and specific locations where such Services will be provided , (iii) applicable data and physical security arrangements and related information, (iv) the Systems, Clearwire Data and Privacy Restricted Data to be located or stored in the United States of America that are to be accessed outside of the United States of America and (v) sufficient information for Clearwire to understand and evaluate the regulatory, security and privacy impacts of Supplier’s move.

(b) Clearwire will respond to each Supplier notice off-shoring within thirty (30) calendar days after receipt, and inform Supplier in writing of any concerns it may have that are related to the proposed move. Supplier will then coordinate with Clearwire to discuss and resolve any issues or concerns that Clearwire has so identified before the move is initiated. In the event the Parties cannot reasonable resolve issues related to material regulatory, security, or privacy risks, or other perceived commercial risks to Clearwire’s business, then the Parties will escalate such issues to the Executive Steering Committee for immediate resolution. If The Executive Steering Committee in good faith determines that Supplier’s off-shoring plan is to be denied or significantly delayed, then the committee will also take into account the impact on Fees for the applicable Services that will result, and a fair and reasonable adjustment to such Fees.

(c) Supplier understands and agrees that if Clearwire identifies particular Services that are to be provided to governmental customers, or other special customers, that have specific restrictions in their contracts with Clearwire that would preclude the provision of such Services from non-US locations, then Supplier will exclude the applicable Services for such customers from its offshoring plans and only conduct such restricted Services from locations within the United States or otherwise work with Clearwire to resolve any compliance issues.

(d) Once Supplier has begun providing Services from a particular off-shore location, Supplier may thereafter continue to do so, and to provide additional Services from that location without the need to provide Clearwire with additional notice. In addition, Supplier may relocate Service tasks or functions

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among and within such off-shore locations without the need for further discussion with Clearwire, except as required to keep Clearwire reasonably informed per Section 2.6.2 above.

E.	Section 4.1.2, Purchase of Included Assets is hereby deleted in its entirety.

F.	The first paragraph of Section 6.2, Office Space and Equipment, is herby deleted and replaced with the following new paragraph:

“Treatment of Leased Facilities. Clearwire will allow Ericsson the use of its facilities for a period no longer than eighteen (18) months – at no charge to Ericsson – to be used for the provision of Services by the employees transitioned from Clearwire to Ericsson under the ASO as office space, workspace, and for storage of their tools and equipment, and to otherwise support the Service functions Ericsson that will be providing to Clearwire as of the Service Commencement Date. Clearwire and Ericsson will agree upon a plan to migrate the locations from which Services will be provided, from Clearwire facilities to Ericsson facilities to minimize the amount of time Clearwire will provide use of its facilities to Ericsson.”

G.	Section 8.8.1, General, is hereby deleted in its entirety and replaced with the following new section:

General. Clearwire will pay all taxes imposed by any domestic or foreign taxing authority in respect of the provision of the Services hereunder, including any Sales and Use Taxes, excise, value added, services, consumption, or other tax; provided, however, that Clearwire will not be responsible for, and the Fees will not include, any taxes imposed on or arising from the following: (i) charges for goods and services provided by Clearwire to Supplier in connection with this Agreement; (ii) Supplier’s income, revenue or property; (iii) Supplier’s franchise or privilege taxes, including the Washington State Business and Occupation Tax imposed on Supplier; or (iv) employment related taxes applicable to Supplier’s employees and Subcontractors. Clearwire will be responsible for applicable Sales and Use Taxes imposed on charges for Services and Deliverables unless Clearwire provides Supplier with a valid exemption certificate. The Parties agree to cooperate with each other regarding the taxes and any related issues arising from this Agreement to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible.
[*****]

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[*****]
[*****]
[*****]
[*****]
(iv) Clearwire will keep Supplier informed as to changes in its network and business operations that could have an effect on the Sales and Use Tax allocation model, including but not limited to, expansions of its network into new taxing jurisdictions, increasing the number of sites in existing tax jurisdictions such that the level of Service required would change, the decommissioning or sale of portions of the network and other similar actions.

(v) Clearwire and Supplier agree to cooperate and communicate regularly regarding matters relating to these tax related obligations and will promptly respond to related inquiries and requests for information.

(vi) Clearwire and Supplier will each bear its own expenses during the process of gathering and processing the data and information required to create the tax allocation model and spreadsheet.
Supplier agrees to notify Clearwire in the event of any state or local tax audit involving Services purchased by Clearwire. If a tax jurisdiction asserts that Supplier failed to collect the applicable sales tax on Services purchased by Clearwire, due to the allocation calculation, Clearwire will promptly review the claim. If both Supplier and Clearwire agree that additional tax is due, Clearwire will pay the additional tax and any assessed interest to Supplier. The Parties will work together to eliminate or reduce any applicable penalties and interest on the underpayment of tax. If penalties and interest are ultimately assessed after both Supplier and Clearwire have exhausted all available efforts to eliminate or reduce the penalties and the underpayment is due to the allocation calculation, Supplier and Clearwire agree to share the additional

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penalties equally. If penalties and/or interest are assessed because Supplier failed to remit any tax collected from Clearwire, Supplier will indemnify Clearwire for any additional penalties and interest which may be assessed on Clearwire as a result of Suppliers failure to remit.
H.	Section 8.2, Invoices, and all of its subsections are hereby deleted in their entirety and are replaced with the following new section:

“Payment Terms.
[*****]
[*****]
I. Section 11.2.6, For Supplier Change of Control, is hereby deleted in its entirety and replaced with the following new section:
“Change of Control. Either Party may assign its rights and obligations under this Agreement without the approval of the other Party to an Entity acquiring Control of the assigning Party, an Entity into which the assigning Party is merged, or an Entity acquiring all or substantially all of the assigning Party’s assets, provided:
     (a) In the case of Supplier, (i) to the extent possible after the change of control, Supplier remains fully liable for and is not relieved from the full performance of its obligations under this Agreement, (ii) the acquirer or surviving Entity is financially sound, (iii) the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement, and (iv) Supplier provides Sprint with prompt written notice of the assignment.
     (b) In the case of Clearwire, (i) to the extent possible after the change of control, Supplier remains fully liable for and is not relieved from the full performance of its obligations under this Agreement, (ii) the acquirer or surviving Entity is financially sound, (iii) the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement and will fulfill all obligations for the remainder of the term, and (iv) Clearwire provides Supplier with prompt written notice of the assignment.

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J. Section 19.11, Notice, is hereby deleted in its entirety and replaced with the following:
“Notice. All notices or consents which either Party may be required or desire to give to the other Party will be in writing and will be given by personal service, facsimile with receipt of a “transmission ok” acknowledgement, registered mail or certified mail (or its equivalent), or overnight courier to the other Party at its respective address or facsimile telephone number set forth below. Notices by overnight courier will be deemed to have been given upon delivery to the Party to be notified. Mailed notices will be deemed to have been given three (3) days after mailing. Notices delivered by facsimile will be confirmed in writing by overnight courier and will be deemed to have been given upon delivery of the facsimile to the Party to be notified. In the absence of written notice of change of address sent pursuant to the terms of this Section, the following addresses and facsimile numbers will be and remain in effect:
If to Supplier:
Ericsson Inc.
Park Place
11550 Ash Street, Suite 200
Leawood, KS 66211
Attn: Sprint Managed Services Manager
Facsimile Number: 913-217-4198
With a copy to:
Ericsson Inc.
6300 Legacy Drive
Plano, Texas 75024
Attn: Legal Department
Facsimile Number: 972-583-1810
If to Clearwire:
Clear Wireless LLC
Attn: Vice President, Network Performance Management
4400 Carillon Point
Kirkland, WA 98033
Fax # (425) 216-7900
With copies to:
Clear Wireless LLC
Attn: Legal Department
4400 Carillon Point
Kirkland, WA 98033
Fax # (425) 216-7776

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A Party may change an address or facsimile number set forth above by giving the other Party notice of the change in accordance with the provisions of this Section.”

20.	Additional Sections
A.	Introduction of New Network Technologies. Clearwire and Ericsson will in good faith develop and document a fair and reasonable process for adding a new technology to the Clearwire network [*****]

B.	Joint Clearwire-Sprint Activities. If during the term of the ASO Clearwire and Sprint agree to participate in a joint deployment, or other joint activity that would affect the Services, their definition or delivery under the ASO, or would otherwise require adjustment to the ASO, then Clearwire will so inform Ericsson in writing and the Parties will discuss any required adjustments, applicable timing, related costs and other matters as needed to define any applicable revisions to the ASO, identify synergies gained by the joint deployment, and to resolve any perceived issues.[*****]
21.	When signed below by Supplier, this document will constitute Supplier’s firm offer to perform the Services under the terms and conditions set forth herein. This offer will be binding on Clearwire when countersigned by a duly authorized representative of Clearwire below, and will become effective as an Additional Services Order only upon the execution of a Clearwire purchase order authorized by an iPCS Supply Chain Management director in accordance with Section 2.10.6 of the Agreement.

22.	Except as otherwise stated herein, (i) this ASO will be governed by the terms and conditions of the Agreement, and (ii) defined terms used, but not defined in this ASO, will have the same meaning as in the Agreement. Notwithstanding anything to the contrary in this ASO (including any exhibits or other attachments hereto), the requirements of Sections 9, 10, 11, 13 or 14 of the Agreement will remain unchanged and continue to be in full force and effect.

23.	In the event of a conflict between the terms of this ASO and the terms of the Agreement, the terms of this ASO, and any applicable Exhibit hereto, will prevail and will be used to the extent necessary to resolve the conflict.

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ERICSSON INC.

By:	/s/ Scott Willis
(Signature)

Name:	Scott Willis

(Typed or Printed)

Title:	EVP & GM

(Typed or Printed)

Date:	5/16/2011

ACCEPTED:

CLEAR WIRELESS LLC

By:	/s/ Eric Prusch

(Signature)

Name:	Eric Prusch

(Typed or Printed)

Title:	COO

(Typed or Printed)

Date:	5/16/11

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ATTACHMENT 1
To The Additional Services Order Between
Clear Wireless LLC and Ericsson Inc.
The Managed Services Agreement
By and Between
Sprint/United Management Company
And
Ericsson Inc.
Dated July 7, 2009

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ATTACHMENT 1
TO THE ADDITIONAL SERVICES ORDER
MANAGED SERVICES AGREEMENT
BY AND BETWEEN
SPRINT/UNITED MANAGEMENT
COMPANY
AND
ERICSSON SERVICES INC.

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1. DEFINITIONS	- 1 -
2. SERVICES	- 1 -
3. ADDITIONAL SERVICE OBLIGATIONS	- 15 -
4. TRANSFER OF RESOURCES	- 18 -
5. HUMAN RESOURCES REQUIREMENTS	- 21 -
6. SPRINT RESPONSIBILITIES	- 25 -
7. RELATIONSHIP MANAGEMENT	- 34 -
8. PRICE AND PAYMENT	- 38 -
9. INDEMNIFICATION OF THIRD PARTY CLAIMS	- 46 -
10. LIMITATION OF LIABILITY	- 53 -
11. TERM AND TERMINATION	- 54 -
12. DISENTANGLEMENT	- 58 -
13. CONFIDENTIALITY; USE OF DATA	- 64 -
14. PRIVACY	- 67 -
15. REPRESENTATIONS AND WARRANTIES	- 69 -
16. PROPRIETARY RIGHTS; WORK PRODUCT	- 74 -
17. SPRINT POLICIES	- 78 -
18. AUDITS	- 79 -
19. GENERAL PROVISIONS	- 84 -

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     THIS MANAGED SERVICES AGREEMENT (this “Agreement”) is made as of this ____ day of July, 2009 (the “Effective Date”) by and between Sprint/United Management Company, a Kansas corporation (“Sprint”), and Ericsson Services Inc., a Delaware corporation (“Supplier”).
RECITALS:
     A. Sprint desires for Supplier to perform certain network management and other services as provided herein.
     B. Supplier is willing to perform such services for Sprint in accordance with the terms and conditions of this Agreement.
     In consideration of the foregoing premises, the mutual promises, covenants and conditions contained herein, and other good and valuable consideration acknowledged by the Parties, the Parties hereto, intending to be legally bound, agree as follows:
1.	DEFINITIONS
Capitalized terms used herein without definition have the meanings ascribed to them in Exhibit A.
2.	SERVICES
2.1	Agreement to Perform Services.
2.1.1	Performance of the Services. [*****]

2.1.2	Service Levels. Supplier will perform all Services at levels at least in accordance with the Service Levels, as set forth in Exhibit G attached hereto. Any resources or Systems utilized by Supplier pursuant to the

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terms hereof will allow measurement of all performance-related Service Levels as of the Service Commencement Date or as otherwise set forth in Exhibit G. Supplier will comply with the methodology for adding new and improved Service Levels and apportioning responsibility for providing resources to allow measurement of those new Service Levels as set forth in Exhibit G.

2.1.3	Definition of Services. As used herein, “Services” means all of the following:
(a)	tasks, services, and functions of Supplier described in this Section 2 and elsewhere in the Agreement or in any of the associated Exhibits and Attachments to this Agreement, including, without limitation, services agreed to under Additional Services Orders as set forth in this Agreement, and projects established pursuant to the Statement of Work;

(b)	[*****]

(c)	all tasks and services that are reasonably incidental, ancillary, customary, or necessary, to and for the performance and receipt of any of the Services, exclusive, however, of services or functions for which Sprint expressly retains responsibility hereunder.
2.1.4	Resolution of Scope Issues. Although the Parties have attempted in this Section 2 and the associated Exhibits to delineate the specific services to be provided by Supplier, the Parties acknowledge that some items may not have been specifically identified herein. The specific enumeration of certain of Supplier’s duties or obligations is not an implied limitation on, or alteration of, other duties or obligations imposed on Supplier elsewhere in this Agreement. In the event of any dispute between the Parties as to whether a particular service or function falls within the scope of the services to be provided by Sprint’s third party service-providers, or by Sprint itself, or within the scope of those to be provided by Supplier, such particular service or function will be considered to be a part of the Services hereunder if it is consistent with, and reasonably inferable or necessary to be within, the scope of Supplier’s responsibility in the Statement of Work or other express enumeration of Services and it is not expressly excluded herein

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from being within the scope of the Services hereunder or otherwise expressly designated either (i) as Sprint’s responsibility or (ii) as not Supplier’s responsibility.

2.1.5	Objects of Service. Notwithstanding anything to the contrary in this Agreement, Exhibit F is included in this Agreement solely for the purposes and with the effect expressly stated in Exhibit C, Exhibit F, and Exhibit N and will not, in any event, be construed as having any limitation on (i) the scope or definition of Services to be provided by Supplier, or (ii) the scope of any other of Supplier’s obligations under the Agreement.
2.2	Transition. Beginning on the Effective Date, Supplier, with the reasonable cooperation of Sprint and in accordance with Exhibit B, will accomplish the timely, seamless and orderly transition from the manner in which Sprint is then receiving the kinds of services that are encompassed within the Services, to the provision of the Services by Supplier. In conjunction with the transition:
2.2.1	Quality. Supplier will carry out the Transition Plan (other than tasks expressly and specifically assigned to Sprint therein) so as to minimize to the maximum extent reasonably achievable any adverse effect upon Sprint or its Affiliates or upon the quality or continuity of the Services and without any material adverse impact whatsoever on any of Sprint, any of its Affiliates, or their systems.

2.2.2	Right to Suspend. In the event that Sprint determines, in its sole discretion, at any time or times during the transition of the Services to Supplier, that Sprint, its Affiliates, or the quality or continuity of the Services has been materially and adversely affected in any way, or that any such material and adverse effect seems reasonably likely to occur, then Sprint may direct Supplier to stop and proceed no further with such transition until such time as Supplier will have: (i) analyzed the cause of such effect; (ii) subject to Section 2.4 below, developed a reasonable plan for resuming such transition in such a manner as to eliminate or avoid such effect (and any other negative or adverse consequences of such transition); and (iii) received Sprint’s approval to proceed with such transition. If Supplier caused the problem, nothing in this Section, nor Sprint’s exercise of its rights pursuant to this Section, will in any way reduce any obligation of Supplier to meet any schedule, target, completion schedule, or other commitment specified in this Agreement.
2.3	Transformation. Supplier will perform the Services described in Exhibit E, “Transformation” (other than tasks expressly and specifically assigned to Sprint therein) in accordance with the schedule and the description of services contained in that Exhibit, subject to the process of receiving prior approval from Sprint as described therein.

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2.4	Savings Clause.
2.4.1	Supplier Excuse. [*****]
[*****]
[*****]
[*****]
[*****]
2.4.2	Notice [*****]

2.4.3	Certain Additional Relief.
[*****]

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(b)	Sprint Information Deficiencies.

[*****]
[*****]
[*****]
[*****]
2.4.4	Effect of Non-Acceptance. [*****]

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extent that the Deliverable did not meet the applicable Acceptance Criteria.
2.5	Rights and Licenses. [*****]

2.6	Location of Services.
[*****]
[*****]
[*****]
[*****]

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[*****]
[*****]
[*****]
[*****]

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[*****]
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[*****]
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2.7	Non-Exclusivity.
2.7.1	Except as expressly provided in Exhibit N (including as part of the charges methodology), nothing herein will prevent Sprint from providing for itself or obtaining from any third party, at any time during the Term or thereafter, the Services, the deliverables, or the Systems, or any type of products or services in any way analogous, similar, or comparable to the Services, the deliverables, or the Systems, as applicable, or any other products or services. Except as expressly provided in Exhibit N (including as part of the charges methodology), in no event will this Agreement be construed as a requirements contract or requiring any minimum volume of purchases or spend by Sprint.

2.7.2	[*****]
[*****]
[*****]

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2.8	Authorized Services. An executed purchase order is a condition precedent for all Services. Sprint will not pay for, and Supplier is not required to provide, any Services for which a purchase order has not been issued by Sprint. No waiver of this requirement will be effective unless it is in writing and authorized by a Sprint Supply Chain Management director. Sprint acknowledges that a purchase order covering the Term of this Agreement has been issued and executed for the Services in the Statement of Work for the Fees as described in Exhibit N. Prior to the Service Commencement Date and thereafter by September 30 of each subsequent year during the Term, Supplier will provide a non-binding forecast in sufficient detail to allow Sprint to complete its internal budgetary approval process for the next calendar year, and Supplier will make itself available to answer any questions about the forecast.

2.9	Affiliate Transactions.
2.9.1	Sprint Affiliates’ Purchase Rights. Supplier will provide requested Services and Deliverables under this Agreement to any Sprint Affiliate as specified in any Additional Services Order agreed upon by Supplier and the Sprint Affiliate, using the applicable procedures of Section 2.10, Additional Services Orders. Solely as applicable to the Additional Services Order of a Sprint Affiliate, if any, all references to Sprint in this Agreement refer equally to the Sprint Affiliate executing a particular Additional Services Order. If applicable, Supplier will aggregate any Sprint Affiliate purchases under the Additional Services Order to this Agreement towards Sprint’s tiered rate structure and minimum commitments under this Agreement.

2.9.2	Contractual Liability. Only the Entity purchasing Services and Deliverables under a Statement of Work incurs any obligation or liability to Supplier under that Statement of Work or this Agreement. Supplier will provide separate invoicing to Sprint and to any Sprint Affiliate purchasing under this Agreement. Supplier will accept separate payment from Sprint and Sprint Affiliates.

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2.10	Additional Services Orders.
2.10.1	Requests. If Sprint requires the performance of additional services or a change in the scope of the Services provided hereunder, Sprint may deliver to Supplier’s Account Manager a written request, in such form as Sprint reasonably determines, for Supplier to implement such service, specifying the proposed work and desired timeline with reasonable detail.

2.10.2	Response. Within 10 Business Days (or, if the requested service cannot reasonably be evaluated within such time period, then such longer period of time as mutually agreed by the Parties) after the date of such request, Supplier will, at no charge to Sprint, provide Sprint with a written evaluation of such request containing high level estimates of the scope of the work and the cost of implementing such work, as well as any impact on the pricing and Service Levels provided hereunder.

2.10.3	Proposal. If Sprint so requests, Supplier will then provide a written proposal (a “Proposal”) containing, at a minimum, the following: (i) reasonably detailed specifications, implementation plans, work schedules, timeframes for performance, and applicable acceptance criteria; and (ii) a price quote of the Fees that Supplier would charge for the Services described therein, together with adequate detail concerning the price quote for Sprint to evaluate it, including, where requested by Sprint details regarding the “total cost of ownership,” including, as applicable, initial purchase price of hardware, software, or services;

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labor hours per rate card category; recurring operations support and maintenance costs; sparing; warranty support; transportation; licensing costs; cost and quality criteria and data; and Supplier overhead on third-party materials. If the price is quoted on a time and materials basis, the rates will not exceed the applicable rates in Exhibit N. If the price is quoted on a fixed price basis, then the fixed price quoted will be competitive with the fixed price then being offered by Supplier to its best customers for similar types and volumes of work in similar geographies where the Services are to be performed. Supplier will also include the Proposal as an exhibit to a draft additional services order. The applicable provisions of the Agreement relating to the additional Services (including those relating to Exhibits C, G and N) will apply, respectively, to the corresponding sections of the form of Additional Services Order.

2.10.4	Firm Offer. The draft Additional Services Order will constitute Supplier’s firm offer, irrevocable for sixty (60) days (or such longer period as stated in such Proposal, the “Response Period”), to perform such services as described in such Proposal upon the terms and conditions set forth therein. Prior to the expiration of the Response Period, Sprint may notify Supplier in writing that Sprint elects to accept such Proposal and proceed with implementation of the Proposal upon the terms and conditions set forth therein or may request revisions to the draft Additional Services Order. If Sprint requests changes, Supplier will resubmit a revised Proposal and draft Additional Services Order. If, within the Response Period, Sprint gives notice to Supplier not to proceed, or fails to give any notice to Supplier, then the Proposal will be deemed rejected and the Additional Services Order request will be deemed withdrawn, and Supplier will take no further action with respect to either.

2.10.5	Additional Service Order. Upon Sprint’s written acceptance of the Proposal during the Response Period (as provided in the next following section) the Additional Services Order will be in effect and will serve as an amendment to the Agreement (when so in effect, an “Additional Services Order”). Supplier will provide the additional Services as set forth in the Additional Services Order and technical, professional, training and project management services and other resources that are necessary or appropriate in order to accomplish the purposes thereof, as provided for in the Additional Services Order and in accordance therewith. All requirements of this Agreement (including, for example, those enumerated in Exhibits C, G and N) will apply to Services performed under an Additional Services Order, and all authorized Additional Services Orders will be governed by the terms and conditions of this Agreement, except as expressly specified otherwise by the terms of such Additional Services Order and except that no Additional Services Order may modify the requirements of Sections 9,

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10, 11, or 14 hereof without specific, express approval by Sprint and Supplier.

2.10.6	Authorization. No Additional Services Order or Proposal will become binding upon Sprint, and Sprint will not be obligated to pay Supplier for any Services described in, or performed pursuant to, any such documents, unless and until the applicable Additional Services Order is signed by a duly authorized representative of Sprint and Supplier, and a purchase order authorized by a Sprint Supply Chain Management director is executed by Sprint.
3.	ADDITIONAL SERVICE OBLIGATIONS
3.1	Support. Supplier will, within the times specified on Exhibit G (or, if no time is specified on Exhibit G, then promptly) respond to (a) any request for service due to a failure, malfunction, defect or non-conformity of the equipment, hardware or software used in the performance of Services hereunder and for which Supplier has operational responsibility, or (b) other interruption of Services of any kind. To the extent the cause of the problem is within Supplier’s control and for which Supplier has operational responsibility, Supplier will render continuous effort to remedy any such failure, malfunction, defect or non-conformity, including manually correcting the same. If, however, the cause of the problem is within Sprint’s control, Supplier will so notify Sprint, and Sprint will use reasonable efforts to correct the problem; provided that Supplier will assist Sprint upon request to remedy the problem. If that assistance requires Supplier to use resources in excess of those allocated to the Fixed Fees, then Sprint may approve such additional resource allocation, initiate an Additional Services Order or address the matter through other means; provided that Sprint will pay Supplier for any allocated resources requested by Sprint and reasonably used by Supplier in excess of those allocated to the Fixed Fee prior to Sprint determining how it will address the issue.
3.2	Compliance with Agreement and Law. Supplier will from time to time make such changes and improvements to its Systems or the Services, as may be necessary or appropriate to continue to meet the requirements set forth in the Statement of Work, including, without limitation, the then applicable Service Levels and will, in any case, make such changes and improvements as may be necessary or appropriate for the Services to be in compliance with all Laws. If the change in Laws (a) solely affects the telecommunications industry or Sprint’s business and not all industries generally (e.g., CPNI Rules), (b) is necessary for Sprint to comply with as part of its business, and (c) requires a non-trivial change to the Services, then Sprint will initiate an Additional Services Order, in which Supplier may require incremental fees to the extent that incremental costs are associated with complying with the change in such Laws, provided that Supplier will not delay making any necessary changes approved by Sprint in the Additional Services Order. If the change in Laws does not satisfy clauses (a), (b) or (c) above and requires a change to the Services, then Supplier will implement the

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change at Supplier’s expense. If, as a result of a change in Laws, there is a need to implement changes to Sprint’s Network or Systems that are subject to a Right-To-Use-Agreement, Sprint may initiate an Additional Services Order and bear the costs associated with the change or will address the changes through other means.

3.3	Compatibility. Supplier will be responsible for ensuring that any changes after the Effective Date by (or on behalf of) Supplier to the services, equipment, networks, software and other resources for which Supplier is responsible and that are provided or used by (or on behalf of) Supplier as of the Effective Date in connection with the Services (collectively, the “Provided Resources”) will not cause any failure of the Provided Resources to be interoperable and compatible with the services, systems, items, and other resources of Sprint and its other third party service providers with which they will interoperate (collectively, the “Sprint Resources”); provided, however, that Supplier is not required to (a) make Sprint Resources interoperable and compatible to the extent they are not interoperable or compatible as of the Effective Date and not changed by Supplier to make them not interoperable or incompatible, other than as provided pursuant to Exhibit E, or (b) make any software, equipment or systems that are introduced by Sprint after the Effective Date interoperable and compatible with the Services or Systems, to the extent the non-interoperability was approved by Sprint or introduced by Sprint outside of the Change Control Procedures. If the non-interoperability was caused by Sprint because of a change introduced outside of the Change Control Procedures, Supplier will assist Sprint upon request to remedy the interoperability problem. If that assistance requires Supplier to use resources in excess of those allocated to the Fixed Fees, then Sprint may approve such additional resource allocation, initiate an Additional Services Order or address the matter through other means; provided that Sprint will pay Supplier for any allocated resources requested by Sprint and reasonably used by Supplier in excess of those allocated to the Fixed Fee prior to Sprint determining how it will address the issue.

3.4	Cooperation. Supplier will, to the same level of effort performed by Designated Personnel prior to the Service Commencement Date, cooperate as requested with other service providers of Sprint to coordinate the provision of Services with the services and systems of such other service providers. Such cooperation will include: (i) facilitating with such other relevant service providers the timely resolution of all problems that may arise and impact the Services or the provision thereof, regardless of the actual or suspected root-cause of such problems; (ii) providing information concerning the Services and Provided Resources; and (iii) providing reasonable access to and use of the Provided Resources for Sprint’s benefit and for no other purpose.

3.5	Root Cause Analysis. Upon Supplier’s discovery of, or, if earlier, Supplier’s receipt of a notice from Sprint in respect of Supplier’s failure to provide any of the Services in accordance with this Agreement, Supplier will promptly (and in any event within five (5) Business Days), perform a root-cause analysis to identify the cause of such failure. Supplier will promptly and, in any event, within five (5) Business Days after such discovery or notice, provide Sprint with a

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written report detailing the cause of, and procedure for correcting, such failure and providing Sprint with reasonable evidence that failures within Supplier’s control will not recur.

3.6	Viruses; Malicious Technology; Disabling Devices. Supplier will use Supplier’s best practices regularly to identify, screen, and prevent any Malicious Technology or Disabling Device in resources utilized by Supplier or supplied by Supplier to Sprint and used by Sprint in connection with the provision of the Services, and will not itself intentionally, knowingly (after the exercise of reasonable due diligence) or negligently install or suffer the installation of any Malicious Technology or Disabling Device in resources utilized by Supplier or any Subcontractor in connection with the provision of the Services. Supplier will assist Sprint in reducing the effects of any Malicious Technology or Disabling Device discovered in any resource related to the provision or receipt of the Services.

3.7	Restricted Services.
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4.	TRANSFER OF RESOURCES.
4.1	Included Assets.
4.1.1	Right to Use. Sprint will provide Supplier with the use of and access to the Included Assets identified on, and as set forth on, Exhibit I

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(collectively, the “Included Assets”) for the periods specified in such Exhibit. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING EXHIBIT I, (i) THE INCLUDED ASSETS ARE PROVIDED BY SPRINT TO SUPPLIER ON AN AS-IS, WHERE-IS BASIS, AND (ii) SPRINT EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE INCLUDED ASSETS, OR THEIR CONDITION OR SUITABILITY FOR USE BY SUPPLIER TO PROVIDE THE SERVICES, INCLUDING WARRANTIES OF NON-INFRINGEMENT (BUT NOT EXCLUDING SPRINT’S INDEMNIFICATION OBLIGATION IN SECTION 9.3.1 BELOW), MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

4.1.2	Purchase of Included Assets. At the end of the Usage Period specified in Exhibit I for each category of Included Assets, Supplier will have the option to purchase any Included Assets it chooses in its sole discretion, according to the process set forth for each category of Included Assets in Exhibit I. The transfer of any Included Assets will be effected and memorialized by a Bill of Sale mutually agreeable to the Parties.
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4.4	Unexpected Agreements. If any Initial Contract or Initial License for which Supplier is to have financial, operational, and/or administrative, responsibility is not identified in a schedule to this Agreement, but is within the scope contemplated by the Services, the Parties will enter into an appropriate supplemental novation, assignment, transfer or other disposition with respect thereto, which may, to the extent mutually agreed, include an adjustment of the Fees.
5.	HUMAN RESOURCES REQUIREMENTS
5.1	General. Supplier and Sprint will fulfill their respective requirements for the transition, supervision and retention of human resources as set forth in this Section 5 and in Exhibit L.

5.2	Supplier Lead Personnel. Supplier will assign the following Lead Personnel to support the Services:

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(a)	An executive to act as a full time “managed services manager”, reasonably acceptable to Sprint (the “Supplier Managed Services Manager”), as the primary point of contact for Sprint on operational functions, processes and procedures and with responsibility to improve operational functions, processes and procedures and implement any agreed upon Additional Services Orders; and

(b)	An executive to act as the primary liaison between the Parties with respect to the management and administration of this Agreement and the Parties’ relationship (“Contract Executive”).
5.3	Designated Personnel and Key Personnel. Designated Personnel are listed in Attachment 1 to Exhibit L. The initial Key Personnel, and their respective positions, are listed in Attachment 2 to Exhibit L. Supplier will assign qualified individuals to fill open Key Personnel positions in accordance with Exhibit L.

5.4	Supplier Personnel Requirements.
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6.	SPRINT RESPONSIBILITIES
6.1	Functions. Sprint agrees to provide the functions specifically identified as Sprint functions or obligations in Exhibit C (Statement of Work) and in Exhibit D (Responsibility Matrix), subject to the limitations on such Sprint obligations as set forth in Exhibit C (Statement of Work). Sprint may use subcontractors to perform any task required to be performed by it hereunder, and Sprint is responsible for its subcontractors.

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6.4	Personnel Resources.
6.4.1	Sprint will assign a relationship manager (the “Sprint Relationship Manager”) to interface with the Supplier Managed Services Manager and will assign such other personnel as it deems appropriate. Sprint may, without the need for approval of Supplier, replace any Sprint personnel working in connection with any Statement of Work.

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6.4.2	Sprint will also provide Supplier with reasonable access to Sprint’s personnel as necessary and appropriate for Supplier to fulfill its obligations under this Agreement.
6.5	No Other Resources Provided. Except as otherwise specified in this Agreement, and in accordance with the Statement of Work and Exhibit D (Responsibility Matrix), Supplier will be solely responsible for providing for itself, at no cost or expense to Sprint, such office space, network access, utilities (e.g., HVAC, electrical power, water, and ordinary, daily janitorial services), data processing equipment, parking, furniture, furnishings, and storage space as Supplier may require in order to perform the Services. The procurement of any special furnishings (other than basic office furnishings), equipment, and supplies required or otherwise needed for the use of Supplier Personnel is the exclusive responsibility of Supplier.
7.	RELATIONSHIP MANAGEMENT
7.1	Governance Model. Attached as Exhibit M hereto is the “Governance Model.” The Governance Model establishes a Governance Steering Committee, as well as other management committees, whose memberships will be determined, and address matters of governance and administration of their relationships under this Agreement, in accordance with Exhibit M.
7.2	Consultation. The Sprint Relationship Manager and Supplier Managed Services Manager will consult with each other with regard to project management and technical and design decision making affecting the Services. The Supplier Managed Services Manager will maintain up to date and available to the Sprint Relationship Manager an overall status report with respect to the Services. The Supplier Managed Services Manager, together with such other personnel as requested by the Sprint Relationship Manager, will participate in periodic status review meetings as reasonably requested by the Sprint Relationship Manager. Such meetings will be held at Sprint’s facilities or, where reasonably practicable, by telephone, unless otherwise agreed by the Sprint Relationship Manager.
7.3	Reporting. Unless mutually waived in writing, the Parties’ authorized representatives will meet at Sprint’s request at least every thirty (30) days to review Supplier’s compliance with the Statement of Work, the accuracy of the Fees, charges and performance adjustments described in Exhibits G and N, and the implementation of all changes, improvements, and new and revised Services.
7.4	Acceptance Process for Deliverables.
7.4.1	Sprint may review any Deliverable that Supplier provides under this Agreement and may accept or reject each Deliverable according to the process identified in this Section 7.4. In those cases where Sprint elects to conduct acceptance testing, Sprint will, within a reasonable time after Supplier’s delivery or making available of the Deliverable (or

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such other time as agreed by the Parties in writing), test the Deliverable using the test procedures and standards set forth in this Agreement or such other standards as are mutually agreed upon in writing, to determine whether the Deliverable (i) meets the specifications or acceptance criteria set forth in or pursuant to this Agreement, and (ii) meets such other criteria as are mutually agreed upon in writing (the criteria described in the foregoing clauses (i) and (ii) collectively, the “Acceptance Criteria”).
7.4.2	In the case of Deliverables that are documents and for which Sprint elects to conduct acceptance testing, Supplier will provide draft materials and solicit input from Sprint sufficiently in advance of the date on which that documentary Deliverable is due. No later than each deadline, Supplier will submit a proposed final copy of each such Deliverable to Sprint in suitable electronic and paper format.
7.4.3	After Sprint has completed the testing described in this Section, Sprint will promptly notify Supplier in writing that: (i) the Deliverable meets the Acceptance Criteria and acceptance of the Deliverable has occurred (“Acceptance”); or (ii) the Acceptance Criteria have not been met. Sprint may also promptly notify Supplier in writing that Sprint elects not to subject the Deliverable to acceptance testing. If Sprint decides not to test and notifies Supplier in writing, then Supplier will be deemed to have achieved the Acceptance Criteria. If (a) Sprint decides to test, (b) the Parties have not otherwise agreed to testing and Acceptance deadlines in a project plan or similar document, and (c) Sprint has not notified Supplier in writing of Sprint’s Acceptance or rejection of the Deliverable within 10 Business Days after the completion of testing, then Supplier will give Sprint notice of Sprint’s failure to accept or reject the Deliverable. If Sprint does not respond within 30 days after receiving Supplier’s notice, then Supplier will be deemed to have achieved the Acceptance Criteria.
7.4.4	If Sprint determines that a Deliverable does not conform to the applicable Acceptance Criteria, Sprint will promptly notify Supplier in writing, including with the notice an exception report describing the alleged nonconformity (the “Exception Report”). Supplier will promptly investigate the alleged nonconformity and will correct any nonconformity within 15 Business Days (or as otherwise mutually agreed) of receipt of the Exception Report. Within a reasonable time after Supplier’s notice to Sprint that Supplier has cured such nonconformity, but not to exceed 30 days (or as otherwise mutually agreed), Sprint will re-test the defective component or Deliverable as provided in this Section.
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developed pursuant to this Agreement, the Acceptance Criteria will be that the tested items meet (a) the requirements of this Agreement including applicable Specifications, or (b) either (x) International Telecommunication Union standards, or (y) if none are applicable, the reasonable satisfaction of Sprint.
7.4.6	Testing by Sprint pursuant to this Section will not relieve Supplier of any obligation it may have, pursuant to industry standards, Specifications or methodologies required by this Agreement or otherwise, to conduct its own testing of Deliverables.
7.5	Dispute Resolution. In the event of any dispute between the Parties as to either the interpretation of any provision of this Agreement or the performance by Supplier or Sprint hereunder, the Parties will seek to resolve it as follows:
7.5.1	The Sprint Relationship Manager and Supplier Managed Services Manager will initially attempt to resolve such disputes in connection with the consultation activities described in Section 7.2 above.

7.5.2	Upon the written request of either Party, each of the Parties will appoint a designated representative who does not devote substantially all of his or her time to performance under this Agreement and who, in the case of Sprint, will be a vice president (or more senior corporate officer), and in the case of Supplier, a senior vice president, (or more senior corporate officer), to meet for the purpose of endeavoring to resolve such dispute.

7.5.3	Such representatives will discuss the problem and negotiate in good faith in an effort to resolve the dispute promptly and without the necessity of any formal proceeding relating thereto.

7.5.4	If any dispute arises between the Parties, and the disputed matter has not been resolved by the designated representatives within ten (10) Business Days after such dispute has come to their attention, or such longer period as agreed to in writing by the Parties, each Party will have the right to commence any legal proceeding as permitted by law.

7.5.5	All negotiations under this Section are confidential and will be treated as compromise and settlement negotiations for purposes of evidentiary rules.

7.5.6	Neither Party will be obligated to adhere to the obligations in this Section when seeking injunctive relief.
7.6	No Termination or Suspension of Services. Notwithstanding anything to the contrary contained herein, and even if any dispute arises between the Parties, in no event will Supplier interrupt or delay the provision of Services to Sprint or its Affiliates, or perform any other action that prevents, slows down, or reduces in

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any way the provision of Services or Sprint’s or its Affiliates’ ability to conduct its business, unless: (i) authority to do so is granted by a Sprint corporate executive in writing or conferred by a court of competent jurisdiction; (ii) Supplier terminates the Agreement in accordance with Section 11.3 below; or (iii) this Agreement has been terminated pursuant to Section 11 and Disentanglement Services have been provided in accordance with Section 12 of this Agreement.
7.7	Forum Selection. The Parties agree that all actions and proceedings arising out of or related to this Agreement, except as necessary to enforce indemnity or defense obligations, will be brought only in a state court located in Johnson County, Kansas or in the United States District Court for the District of Kansas, located in Kansas City, Kansas. Each Party agrees to personal jurisdiction in either court. Supplier irrevocably waives: (i) any objection which it may have at any time to the venue of any suit, action or proceeding arising out of or relating to this Agreement; (ii) any claim that such suit, action or proceeding is brought in an inconvenient forum; and (iii) the right to object, with respect to such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over either Party.
7.8	Jury Trial Waiver. Each Party waives its right to a jury trial in any court action arising among the Parties under this Agreement or otherwise related to this Agreement, whether made by claim, counterclaim, third party claim, or otherwise.
7.8.1	If the jury waiver is held to be unenforceable, the Parties agree to binding arbitration for any dispute arising out of this Agreement or any claim arising under any federal, state or local statutes, laws, or regulations. The arbitration will be conducted in accordance with the arbitration rules promulgated under the CPR Institute for Dispute Resolution’s (“CPR”) Rules for Non-Administered Arbitration of Business Disputes then prevailing. To the extent that the provisions of this Agreement and the prevailing rules of CPR conflict, the provisions of this Agreement will govern. The arbitrator(s) will be required to furnish, promptly upon conclusion of the arbitration, a written decision, setting out the reasons for the decision. The arbitration decision will be final and binding on the Parties, and the decision may be enforced by either Party in any court of competent jurisdiction. Each Party will bear its own expenses and an equal share of the expenses of the third arbitrator and the fees, if any, of the CPR. Neither Party will be obligated to adhere to the obligations in this Section 7.8.1 when seeking injunctive relief or seeking to enforce the decision of the arbitrator.
7.8.2	The agreement of each Party to waive its right to a jury trial will be binding on its successors and assignees.
7.9	Legal Fees. The prevailing Party in any arbitration or lawsuit will be entitled to reasonable legal fees and costs, including reasonable expert fees and costs. If the

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prevailing Party rejected a written settlement offer that exceeds its recovery, the offering Party will be entitled to its reasonable legal fees and costs.
8.	PRICE AND PAYMENT
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8.2.4	Twenty-four (24) months after the Service Commencement Date, the Parties will use the Governance Model to consider possible revisions to the invoicing procedures set forth in this Section 8.2.
8.3	Disputed Amounts. Prior to the Phase 2 Start Deadline, Sprint may withhold payment of Variable Fees and up to [*****] Fixed Fees under this Agreement to the extent that Sprint disputes such charges in good faith. After the Phase 2 Start Deadline, Sprint may withhold payment of Variable Fees (other than the Labor Fee Components), [*****] of the Fixed Fees and Labor Fee Components under this Agreement to the extent that Sprint disputes such charges in good faith. In either case, Sprint will provide to Supplier a reasonably detailed written explanation of the basis for the dispute and will continue to make payments of undisputed amounts as otherwise provided in this Agreement. If any disputed amounts are later determined to have been improperly withheld (i.e., properly charged by Supplier), then Sprint will be obligated to pay the withheld amount, plus interest at the rate in Section 8.2.3 from when the amounts originally were due. Subject to Section 8.5, if any paid amounts are later disputed by Sprint and determined to have been improperly paid (i.e., improperly charged by Supplier), then Supplier will promptly, at Sprint’s sole discretion, either pay Sprint, in cash, or issue to Sprint a credit for, the improperly paid amount. Except as set forth in Section 8.5, the failure of Sprint to withhold payment will not waive any other rights Sprint may have with respect to disputed amounts or overpayments. The failure of Sprint to pay any disputed invoice, or to pay the disputed part of an invoice, to the extent permitted hereunder, will not constitute a breach by Sprint, provided that Supplier will have been given notice of the subject of the dispute in accordance with this Section 8.3 hereof.

8.4	Set Off. Sprint may set off against any amounts otherwise payable to Supplier pursuant to any of the provisions of this Agreement: (i) any and all undisputed amounts owed by Supplier to Sprint pursuant to any of the provisions of this Agreement; and (ii) any and all amounts claimed by Sprint in good faith to be owed by Supplier pursuant to any other written agreement between the Parties. Within twenty (20) days after any such set off by Sprint, Sprint will provide Supplier with a written accounting of such set off and a written statement of the reasons therefor.

8.5	Prompt Invoicing. Supplier must not (i) invoice Sprint more than (a) 90 days after Supplier is permitted to issue an invoice under this Agreement for the Fixed Fees, and (b) 365 days after Supplier is permitted to issue an invoice under this Agreement for any Variable Fees (collectively, “Late Invoices”) or (ii) initially raise a claim for payment under a previously issued invoice more than 365 days after the invoice date (“Late Claims”). Sprint is not obligated to pay Late Invoices or Late Claims and Supplier waives all rights and remedies related to Late Invoices and Late Claims. Sprint must not initially raise a claim for overpayment under a previously issued invoice more than 365 days after payment of that invoice (a “Sprint Late Claim”) and Sprint waives all rights and remedies related to a Sprint Late Claim.

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8.8	Taxes.
8.8.1	General. Sprint will pay all taxes imposed by any domestic or foreign taxing authority in respect of the provision of the Services hereunder, including any Sales and Use Taxes, excise, value-added, services, consumption, or other tax; provided, however, that Sprint will not be responsible for, and the Fees will not include, any taxes imposed on or arising from the following: (i) charges for goods and services provided by Sprint to Supplier in connection with this Agreement; (ii) Supplier’s income, revenue or property; (iii) Supplier’s franchise or privilege taxes; or (iv) employment-related taxes applicable to Supplier’s employees and Subcontractors. Sprint will be responsible for applicable Sales and Use Taxes imposed on charges for Services and Deliverables unless Sprint provides Supplier with a valid exemption certificate. Sprint may use Nextel Systems Corp. (“NSC”) as Sprint’s purchasing agent for making purchases under this Agreement and in that case NSC will provide the valid exemption certificates. The Parties agree to cooperate with each other regarding the taxes and any related issues arising from this Agreement to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible.

8.8.2	Compliance and Cooperation. The Parties will comply with all federal, state, and local tax laws applicable to transactions occurring under this Agreement. Supplier will provide Sprint with a completed Form W-9, applicable Form W-8 series form, or Form 8233, as appropriate, for federal income tax reporting purposes.

8.8.3	Taxes and Invoicing. Supplier will separately state all taxable and non-taxable charges on all invoices issued to Sprint. Supplier will separately state applicable Sales and Use Taxes on charges for Services and Deliverables. Sprint will not be responsible for payment of any taxes Supplier fails to properly invoice within 365 days after the date of the original invoice for which such taxes were due.
8.9	Reserved.

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8.10	Service Credits. Exhibit N sets forth Service Credits for the failure to meet the applicable Service Levels established and described in Exhibit G. All of such Service Credit adjustments are intended as liquidated damages and the sole and exclusive financial remedy, solely for the failure to meet the applicable Service Level and are in lieu of any other financial remedies otherwise available to the Parties for such failure, but will in no way limit the remedies for (i) any act or omissions in the performance of the Services or delivery of Deliverables associated with such Service Level or (ii) breach of Section 15.1.4.

8.11	Gain Sharing. Supplier from time to time may propose initiatives to optimize efficiency and cost-effectiveness of the performance of the Services and the use, operation, support, and maintenance of the Systems, along with a methodology to share with Sprint the cost savings and return accruing to Sprint as a result of such initiatives. Sprint will evaluate such proposals in accordance with Exhibit N, Fees, but is under no obligation to accept such proposal.
9.	INDEMNIFICATION OF THIRD PARTY CLAIMS
9.1	Mutual Indemnification for Injury and Property Damage. Supplier and Sprint will defend, indemnify and hold each other and their officers, directors, employees, Affiliates and agents harmless from and against all Losses to the extent resulting from a third-party claim alleging bodily injury or death to such third party or damage to any tangible property of such third party arising or resulting from any willful misconduct or negligent act or omission of the Indemnifying Party (as defined below), its employees, contractors or agents in the performance of this Agreement, except that indemnification will not be available to the extent of the other Party’s negligence or willful misconduct. For purposes of this Section 9.1, a “third-party” does not include Affiliates of either Party.
9.2	Supplier’s Indemnification.
9.2.1	Infringement. Supplier will defend, indemnify and hold Sprint Indemnitees harmless from and against any and all Losses related to claims or demands brought by any third party against any of them to the extent arising out of any actual or alleged infringement of any Intellectual Property Right, including misappropriation of trade secrets, to the extent arising from technology provided by Supplier in providing the Services or the Deliverables or developing and implementing the Systems (the “Covered Technology”) or Sprint’s use of the Covered Technology (each such claim or demand, an “Infringement Claim”). In the event of an Infringement Claim, Supplier will, at its expense, either (a) procure a license to enable Sprint and Sprint Affiliates receiving the Services to continue to use or receive the benefit of such technology, or (b) develop or obtain a non-infringing substitute (provided that the substitute does not degrade the performance or quality of the Services or adversely affect the intended use thereof as contemplated by this Agreement). If Sprint’s or a Sprint’s Affiliates receiving the Services

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right to use any Covered Technology is enjoined and Supplier cannot comply with (a) or (b) of this Section 9.2.1, then, in addition to Supplier’s indemnification obligation above, Supplier will remove the affected Covered Technology and refund, based on a three-year straight-line depreciation method, the price paid by Sprint in respect of such affected Covered Technology, including incidental charges such as transportation, installation, and removal, and if removal of the affected Covered Technology is material, then Sprint may terminate this Agreement in accordance with the process in Section 11.2.1(b). Notwithstanding anything to the contrary elsewhere in this Agreement, Supplier will have no obligation to indemnify, defend, or hold Sprint Indemnitees harmless regarding any claim or action to the extent that it is based upon: (i) a modification of a program, machine, or other technology by Sprint if the modification was not reasonably contemplated by the Parties and if the infringement or violation would not have occurred but for that modification; (ii) Sprint’s combination, operation, or use of Supplier technology with apparatus, data, or programs if the combination was not reasonably contemplated by the Parties and the infringement or violation would not have occurred but for that combination; (iii) the use by Sprint of any technology provided by Supplier or any third party other than in accordance with the applicable licenses; (iv) Supplier’s use, in accordance with this Agreement, of Sprint software or other Sprint-provided materials; (v) the failure of Sprint to use corrections or modifications provided by Supplier offering equivalent features and functionality after Supplier provides Sprint with reasonable advance written notice of any actual or alleged infringement and provides non-infringing replacement technology to Sprint at no charge; or (vi) the failure of Sprint to obtain a Required Consent, to the extent that it was Sprint’s obligation to obtain such Required Consent hereunder.
9.2.2	Transitioned Employees. Supplier will defend, indemnify and hold Sprint Indemnitees harmless from and against any and all Losses to the extent arising from claims or demands against Sprint Indemnitees by any Designated Personnel or Subsequent Designated Personnel or any of Supplier’s or its Subcontractors’ employees or former employees to the extent based upon or resulting from any act or omission of Supplier or its Subcontractors occurring during or after the hiring process, and on or after the date such individual accepts employment with and is employed by Supplier or its Subcontractors, or in connection with such individual’s termination of employment by, or other separation from, Supplier or its Subcontractors, including any allegation that such employee was wrongfully terminated by Supplier or its Subcontractors or was denied any Supplier- or Subcontractor-provided severance or termination payment upon leaving the employ of Supplier or its Subcontractors, or any allegation that Supplier or any of its Subcontractors violated any federal, state or local laws or regulations

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for the protection of an individual or of individual members of a protected class or category of persons.
9.2.3	Third Party Services. Supplier will defend, indemnify and hold Sprint Indemnitees harmless from and against any and all Losses related to claims or demands by any third party against any of them to the extent based upon or arising out of: (i) an alleged breach by Supplier of any agreement with such third party (including employment agreements or subcontracts and any other agreement for the provision of third-party services) not caused by Sprint; (ii) any action brought by any Supplier Personnel (other than Designated Personnel) or Subcontractor seeking to be treated as a Sprint employee or claiming entitlement to any Sprint employee benefits other than with regard to periods during which they were actually employed by Sprint; (iii) any action seeking to declare Sprint as a joint employer with Supplier of any such Supplier Personnel (other than Designated Personnel) or Subcontractor; (iv) any determination resulting from or pursuant to any arbitration proceeding, court proceeding by a court of competent jurisdiction, administrative proceeding, or other similar proceeding, that Sprint was the employer of, or, together with Supplier, was the joint employer of, any such Supplier Personnel (other than Designated Personnel) or Subcontractor, except with regard to periods during which such persons actually were employed by Sprint; or (v) theft, fraud, or misappropriation of tangible or intangible personal property by Supplier or any Subcontractor, or by the officers, directors, Affiliates, employees, agents, representatives, or subcontractors of any of the foregoing.

9.2.4	Sprint Data or Confidential Information. Supplier will defend, indemnify and hold Sprint Indemnitees harmless from and against any and all Losses related to (i) claims or demands brought by any third party against any of them and/or (ii) costs incurred to notify impacted customers of a breach (provided the Sprint Indemnitees use a reasonably cost-effective method of notification in light of the circumstances and in compliance with applicable Laws), in each case to the extent arising from Supplier’s breach of its obligations with respect to Sprint Data and Sprint Confidential Information.

9.2.5	Disposal of Purchased Assets. Supplier will defend, indemnify and hold Sprint Indemnitees harmless from and against any and all Losses to the extent arising from any claims or demands by any third party that Supplier disposed of any of the Initial Purchased Assets in violation of the terms of this Agreement or of any applicable federal, state, or local environmental law, regulation, or ordinance.

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and all Losses related to claims or demands brought by any third party against any of them to the extent arising from Supplier’s breach of any of the representations, warranties or covenants under Sections 15.1.2 (Formation, Authority, Litigation), 15.1.3 (No Violations, Approvals), 15.1.6 (Malicious Technology), 15.1.12 (Compliance with Laws), and 15.1.14 (Certification of Legal Status) of this Agreement.
9.3	Sprint’s Indemnification.
9.3.1	Infringement. Sprint will defend, indemnify and hold Supplier Indemnitees harmless from and against any and all Losses related to claims or demands brought by any third party against any of them to the extent arising out of any actual or alleged infringement of any Intellectual Property Right, including misappropriation of trade secrets, to the extent based upon technology or other materials provided to Supplier by Sprint or a Sprint Affiliate to the extent used by Supplier to provide the Services to Sprint or a Sprint Affiliate (each such claim or demand, a “Sprint Infringement Claim”). In the event of a Sprint Infringement Claim, Sprint may, in addition to its indemnification obligations above, either (a) procure a license to enable Supplier to continue to use or receive the benefit of such technology and other materials, or (b) develop or obtain a noninfringing substitute. Upon the issuance of a court order requiring Supplier to discontinue use of the infringing material or upon Sprint’s election to require Supplier to discontinue use of the infringing material, Supplier will be excused from performing to the extent such discontinued use of the infringing material prevents Supplier from meeting any of its performance obligations under this Agreement. Sprint will have no obligation to indemnify, defend, or hold Supplier Indemnitees harmless regarding any claim or action to the extent that it is based upon: (i) a modification of technology or materials by Supplier if the modification was not reasonably contemplated by the Parties and the infringement or violation would not have occurred but for that modification; (ii) Supplier’s combination, operation, or use of Sprint technology with apparatus, data, or programs if the combination was not reasonably contemplated by the Parties and the infringement or violation would not have occurred but for that combination; (iii) the use by Supplier of any technology provided by Sprint or any third party other than in accordance with the applicable licenses; (iv) Sprint’s use, in accordance with this Agreement, of Supplier software or other Supplier-provided materials; (v) the failure of Supplier to use corrections or modifications provided by Sprint offering equivalent features and functionality after Sprint provides Supplier with reasonable advance written notice of any potential infringement and provides non-infringing replacement technology to Supplier at no charge; or (vi) the failure of Supplier to obtain a Required Consent, to the extent that it was Supplier’s obligation to obtain such Required Consent hereunder.

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9.3.2	Employment Claims. Sprint will defend, indemnify and hold Supplier Indemnitees harmless from and against any and all Losses to the extent arising from (i) liability resulting from the employment of Designated Personnel or Subsequent Designated Personnel and based on conduct occurring prior to their employment effective date with Supplier (including employment taxes and withholdings); (ii) payment or failure to pay any salary, wages or other cash compensation due and owing to (a) any Sprint personnel who do not become Designated Personnel or Subsequent Designated Personnel or (b) any Designated Personnel or Subsequent Designated Personnel prior to such Designated Personnel’s or Subsequent Designated Personnel’s employment effective date with Supplier; (iii) employee pension or other benefits (including vacation hours and liability) (a) accrued by any Sprint personnel who do not become Designated Personnel or Subsequent Designated Personnel, and (b) of any Designated Personnel or Subsequent Designated Personnel accruing prior to such Designated Personnel’s or Subsequent Designated Personnel employment effective date with Supplier; (iv) other aspects of any Designated Personnel’s or Subsequent Designated Personnel’s employment relationship with Sprint or Sprint Affiliates, or the termination of such relationship, including claims for breach of an express or implied contract of employment; and (v) liability resulting from misrepresentations to the Designated Personnel by Sprint or Sprint Affiliates (or their respective officers, directors, employees, representatives or agents) with respect to their potential employment by Supplier, except, in each case, to the extent resulting from the wrongful actions of Supplier.

9.3.3	Third Party Services. Sprint will defend, indemnify and hold Supplier Indemnitees harmless from and against any and all Losses related to claims or demands by any third party against any of them to the extent based upon or arising out of: (i) an alleged breach by Sprint of any agreement with such third party (including employment agreements or subcontracts and any other agreement for the provision of third party services) not caused by Supplier, including as a result of Supplier mismanagement of such agreement hereunder; or (ii) theft, fraud, or misappropriation of tangible or intangible personal property by Sprint or any Sprint subcontractor, or by the officers, directors, Affiliates, employees, agents, representatives, or subcontractors of any of the foregoing.

9.3.4	Supplier Data or Confidential Information. Sprint will defend, indemnify and hold Supplier Indemnities harmless from and against any and all Losses related to claims or demands brought by any third party against any of them arising from Sprint’s breach of its obligations with respect to Supplier Data and Supplier Confidential Information.

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9.3.5	Representations, Warranties and Covenants. Sprint will defend, indemnify and hold Supplier Indemnitees harmless from and against any and all Losses related to claims or demands brought by any third party against any of them to the extent arising from Sprint’s breach of any of the following representations, warranties or covenants under Sections 15.2.1 (Formation, Authority, Litigation), 15.2.2 (No Violations; Approvals), and 15.2.4 (Compliance with Laws) of this Agreement.

9.3.6	Content. Sprint will defend, indemnify and hold Supplier Indemnitees harmless from and against any and all Losses to the extent arising from any third party claim of defamation, infringement or similar claim relating to data transmitted by Sprint’s customers on the Sprint Network and used, processed, or managed by Supplier as part of the Services, provided that the Supplier Indemnitee seeking indemnity was authorized to use, process, or manage the data pursuant to this Agreement.
9.4	Procedures for Indemnification. The obligations and liabilities of the Parties with respect to an indemnification claim under Sections 9.1, 9.2, and 9.3 of this Agreement will be subject to the following terms and conditions:
9.4.1	Promptly after receipt by any person or entity entitled to indemnification under this Agreement of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification hereunder (but in no event later than seven (7) days before any response to a complaint is due if the person or entity entitled to indemnification has itself been afforded such amount of time), an indemnification claim will be made by a Party seeking indemnification under this Section 9 (the “Indemnified Party”) by delivery of a written notice to the Party from whom indemnification is sought under this Section 9 (the “Indemnifying Party”) requesting indemnification from the Indemnifying Party and specifying the basis on which indemnification is sought and the amount of asserted Losses and, containing (by attachment or otherwise) reasonably detailed information concerning the claim.
9.4.2	Within fifteen (15) Business Days after receiving notice, the Indemnifying Party will deliver to the Indemnified Party its written acknowledgment that the Indemnified Party is entitled to indemnification pursuant to this Section 9 for Losses arising out of such third party claim or will object to such indemnification claim by delivery of written notice of such objection specifying in reasonable detail the basis for such objection. The Indemnifying Party will thereafter be entitled to assume the defense of such claim, at its own expense, with counsel reasonably satisfactory to the Indemnified Party.

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After notice from the Indemnifying Party to the Indemnified Party of an election to assume the defense of any such claim (an “Election Notice”), the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, other than as provided in this Section 9.4. In the event the Indemnifying Party does not assume the defense of or satisfy and discharge such claim, the Indemnified Party may contest it, and in such event, or if the Indemnified Party reassumes the defense as provided below, all reasonable legal fees, disbursements and other costs and expenses of such contest of the Indemnified Party will also be subject to the indemnification provisions of this Section 9. The Indemnifying Party will give the Indemnified Party ten (10) Business Days notice of any proposed settlement or compromise of any claim, the defense of which such party has assumed. However, the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement affecting the Indemnified Party to the extent that the judgment or settlement involves other than the payment of money by the Indemnifying Party in connection with a mutual release from all liability without the prior written consent of the Indemnified Party.

9.4.3	If the Indemnifying Party fails to: (i) deliver a timely Election Notice; (ii) immediately take control of the defense and investigation of the claim after delivering a timely Election Notice; (iii) engage counsel reasonably satisfactory to the Indemnified Party to handle and defend the claim; or (iv) proceed in good faith with the prompt resolution of the claim, then the Indemnified Party, with prior written notice to the Indemnifying Party and without waiving any rights to indemnification, will have the right to defend or settle the claim without the prior written consent of the Indemnifying Party. The Indemnifying Party will reimburse the Indemnified Party on demand for all Damages incurred by the Indemnified Party in defending and settling the claim.

9.4.4	Any settlement or compromise made or caused to be made by the Indemnified Party of any indemnifiable claim, the defense of which has not been assumed by the Indemnifying Party, will be binding upon the Indemnifying Party in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise. The Indemnified Party will give the Indemnifying Party ten (10) Business Days notice of any proposed settlement or compromise.

9.4.5	The Indemnified Party will, upon the written request of the Indemnifying Party, cooperate reasonably in the defense of such claim, including affording to the Indemnifying Party the right of access, during normal business hours, to pertinent books and records for purposes of inspection and making copies, but all reasonable out of

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pocket expenses incurred by the Indemnified Party in connection with the foregoing will be reimbursed by the Indemnifying Party. If the Indemnifying Party assumes the defense of any such claim in accordance with the terms of this Section 9.4, the Indemnified Party will have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party.

9.4.6	Failure by the Indemnified Party to promptly notify the Indemnifying Party of the claim, or failure by the Indemnified Party to provide reasonable cooperation and information to defend or settle the claim, will mitigate the indemnification and defense obligations of the Indemnifying Party’s ability to defend or settle the claim.
10.	LIMITATION OF LIABILITY
10.1	Type of Damages. Except as set forth in Section 10.3, below, neither Party nor their Affiliates will be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any special, indirect, incidental, consequential, exemplary or punitive damages (including lost profits or savings), each of which (“Excluded Damages”) is hereby excluded by agreement of the Parties regardless of whether or not the other Party has been advised of the possibility of such damages, provided however, that any additional reasonable amounts that Sprint is required to expend in excess of the Fees hereunder to procure comparable services from an alternative source to replace Services due to any default by Supplier hereunder for which Sprint has given Supplier notice, or to address, mitigate, or avoid any adverse consequences of any such default by Supplier hereunder, will be construed as direct damages and not as Excluded Damages.
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10.3	Exceptions. Notwithstanding the foregoing, there will be no limitation on the amount of liability, and no exclusion of any types of damages for the following: (i) Supplier’s breaches of Sections 13, 14.2, 14.3, 16, or 19.10.2; (ii) a Party’s indemnification obligations under this Agreement; (iii) a Party’s willful misconduct, fraud or gross negligence; (iv) Supplier’s grossly negligent,

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intentional, willful or fraudulent abandonment or interruption of the Services or Supplier’s grossly negligent, intentional, willful or fraudulent failure to provide or interruption of Disentanglement services as described in this Agreement in breach of Supplier’s obligations under this Agreement that is not otherwise excused; provided, however, that Supplier may exercise its express termination rights under this Agreement in good faith, in which case the limitations set forth in Sections 10.1 and 10.2 will apply subject to Supplier’s continued obligation to provide Disentanglement Services as set forth in this Agreement; (v) Sprint’s breach of Sections 13.1, 14.2, 14.8, or 16, or Sprint’s improper use or distribution of Supplier’s intellectual property; and (vi) Fees and other amounts that are due and owing to Supplier for Services under this Agreement.

10.4	Mitigation. Each Party acknowledges and agrees that it has a duty to mitigate damages and covenants that it will use commercially reasonable efforts to minimize any damages it may incur as a result of the other Party’s intentional or unintentional breach of this Agreement.
11.	TERM AND TERMINATION
11.1	Term and Renewals. Unless earlier terminated pursuant to this Section 11 or as otherwise provided herein, the initial term of this agreement (the “Initial Term”) will be for a period commencing on the Effective Date and continuing until the seven (7) year anniversary of the Service Commencement Date. Sprint may, in its sole discretion, extend the Term for up to three (3) successive periods of not more than one (1) year each (each, a “Renewal Term”), in accordance with the pricing terms and conditions set forth in this Agreement, by providing written notice delivered to Supplier at least 180 days before the end of the then-current Term. The “Initial Term” and any “Renewal Terms” will constitute the “Term” of this Agreement. This subsection is subject to the early termination rights stated elsewhere in this Agreement. If the Disentanglement extends beyond the Term or the effective date of termination of this Agreement by either Party, as the case may be, the Term will continue through the date on which the Disentanglement is completed in accordance with Section 12.
11.2	Termination by Sprint.
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11.2.2	Termination by Sprint for Convenience. Starting after two years after the Service Commencement Date, Sprint will be entitled to terminate all or a portion of this Agreement (as set forth in Section 11.2.3 below) without cause for any reason or no reason upon 180 days notice and payment of the termination fee as set forth in Exhibit N.

11.2.3	Partial Termination. In exercising its rights under Section 11.2.2, Sprint will be entitled to terminate any identifiable component of the Services (including any such component added pursuant to an Additional Services Order). Any such partial termination of the Services will not affect or diminish any of Supplier’s other obligations under this Agreement, including, but not limited to, its obligations to perform the remaining Services. Except in the case of termination solely affecting an Additional Services Order for which a separate termination for convenience fee is specified (in which case such fee will apply), promptly upon Sprint giving notice of any such partial termination, the Parties will determine the termination fee due as a direct result of such partial termination in accordance with Section 5.2 of Exhibit N. Sprint will pay such termination fee no later than the effective date of the partial termination. In no event will the amount of such termination fee exceed either (i) the amount of the fee applicable to a complete termination pursuant to Section 11.2.2 or (ii) the amount determined in accordance with Section 5.2 of Exhibit N.

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11.2.5	For Supplier Financial Instability. Sprint may terminate this Agreement without liability with at least 30 days’ notice to Supplier if (i) Supplier does not meet its material undisputed financial obligations, including judgments, to third parties as those obligations become due (and fails to cure those failures in the requisite time); or (ii) Supplier’s stock is removed or delisted from a trading exchange because of to meet its obligations in subsection (i).

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11.3	Termination by Supplier. Supplier may terminate this Agreement solely if (i) Sprint has failed to make a payment due under Section 8, (ii) such payment is not subject to a good faith dispute as permitted in Section 8, and (iii) Supplier gives written notice of Sprint’s failure to pay and Sprint fails to cure the failure within 35 calendar days after Sprint’s receipt of said notice.
11.4	Termination Date. Any termination by Sprint will be effected by Sprint sending to Supplier a written notice of termination specifying the extent of the Services being terminated and the date (the “Termination Date”), upon which such termination will be effective (any such notice, a “Termination Notice”), it being understood that any Termination Date must be set so as to allow the notice period required hereunder (e.g. in the case of a termination pursuant to Section 11.2.1, the Termination Date must be at least 180 days after the date the notice is given). Unless otherwise specified the “Termination Date” will be deemed to occur at 11:59 p.m. US. Eastern Standard Time on the date specified.
11.5	Effect of Termination or Expiration.
11.5.1	Except as otherwise provided in this Agreement, upon the termination or expiration of this Agreement, Supplier will have no further obligation to provide Services to Sprint, Sprint will have no further obligation to pay for further Services from Supplier, and all outstanding undisputed and unpaid amounts due and owing to Supplier under the terms of this Agreement will be paid by Sprint within thirty (30) days of such termination or expiration. Termination will not constitute a Party’s exclusive remedy for any default, and neither Party will be deemed to have waived any of its rights accruing hereunder prior to such default.

11.5.2	If either Party terminates this Agreement as a result of a claimed Default by the other Party, and the other Party does not agree a Default was committed, then the other Party will have the right to avail itself of all defenses and remedies available to it at law or in equity.

11.5.3	The termination or expiration of this Agreement will not affect the following:

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(a)	the provisions of Section 9 or any other indemnification obligations of either Party, and the related obligations of Supplier and Sprint to pay or satisfy any obligation or liability due and owing or which becomes due and owing to the other Party under Section 9 hereof; and

(b)	the provisions of Sections 1, 2.4, 5.5, 6.2.7, 7.5, 7.7, 7.8, 7.9, 8.2.3, 8.3, 8.8, 9, 10, 11.5, 12, 13, 14, 15.4, 16, 18.1, 18.2, 18.3.1, 18.3.2, 18.3.3(c), 18.4, 19.1, 19.3, 19.4, 19.7, 19.8, 19.10-19.13, 19.15, and 19.16, which will survive the termination or expiration of this Agreement.
12.	DISENTANGLEMENT
12.1	General Obligations. In connection with any expiration or termination of the Term, or with termination of Supplier’s performance of any Services then being provided hereunder, Supplier will take all necessary and appropriate actions to accomplish a complete, timely, and seamless transition from Supplier to Sprint, or to any third party service providers designated by Sprint, of the Services being terminated or expiring, without material interruption or material adverse impact on the Services, the Statement of Work, and Service Levels, (all such actions, collectively, a “Disentanglement”). Other than as set forth in Section 12.3 below, all actions performed and services provided by Supplier related to Disentanglement will be deemed Services and all such Disentanglement Services performed by Supplier will be at no additional cost (other than the applicable Fees for the Services) to Sprint beyond what Sprint would have paid for the Services absent Supplier’s performance of Disentanglement Services; provided, however, that if Sprint requests Disentanglement services for which there is no charging mechanism in Exhibit N, the Parties will reasonably agree on the rates for such services (the “Excess Services Rates”), which will be no less favorable to Sprint than the lower of the most favorable applicable rates available under then-current contracts between Supplier and Sprint for comparable services performed in a comparable geographic location or, if there are no such rates, then at Supplier’s then-current reasonable commercially available rates. If the Agreement is terminated by Supplier under Section 11.3 for failure to pay, Supplier may require payment in advance at the beginning of each month for Disentanglement Services. Such advance payments will be based on a reasonable, good faith estimate provided by Supplier at least fifteen (15) days in advance of such month, and any additional Fees or credits will be reflected on the next invoice.
12.2	Disentanglement Process. [*****]

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12.3	Disentanglement Plan. As soon as reasonably practicable after the Disentanglement Commencement Date, Supplier and Sprint, and any third party service providers designated by Sprint, will confer and negotiate in good faith to reach mutual agreement on and document within thirty (30) days after such Disentanglement Commencement Date, a written plan (a “Disentanglement Plan”) that: (i) allocates responsibilities for Disentanglement and transition of the Services among the Parties and, to the extent applicable, such third party service providers; and (ii) sets forth in reasonable detail the respective services to be provided by each of the Parties and such third party service providers, including all Disentanglement Services to be performed by Supplier, provided that such plan will not in any respect lessen or eliminate Supplier’s obligations under this Agreement to provide all Disentanglement Services reasonably requested by Sprint that are necessary to transition the Services to Sprint or its third-party service providers (and Sprint’s obligation to pay for those Services). Supplier will update such Disentanglement Plan from time to time, as appropriate and subject to Sprint’s reasonable approval, in order to address any impact of any unexpected changes in the Services or the Statement of Work, or in the hardware, Software, or other resources used to provide the Services, as such Disentanglement progresses. Supplier will be required to perform its Disentanglement Services on an expedited basis, as reasonably determined by Sprint, if Sprint terminates the Agreement. Expedited Disentanglement Services may require Supplier to use additional resources. To the extent Sprint authorizes Supplier to use additional Supplier Personnel to perform Disentanglement Services requested by Sprint, Sprint will pay Supplier the rates and charges specified in Exhibit N, or, if no such rates and charges are specified in Exhibit N, a fee determined based on Excess Services Rates.
12.4	Preparation for Disentanglement.
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12.4.2	[*****]

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12.6	Specific Disentanglement Obligations. During Disentanglement, the Parties will perform their respective obligations specifically identified below in this Section 12.6, with respect to the Services or, in the event of a termination of less than all of the Services as permitted in Section 11, the portion of Services being terminated.
12.6.1	Full Cooperation and Information. The Parties will cooperate fully with one another during Disentanglement (in general, to the same

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extent as their cooperation prior to entering into this Agreement) to facilitate a smooth transition of the applicable Services from Supplier to Sprint or Sprint’s designated service provider. Such cooperation will include the provision (both before and after the cessation of Supplier’s providing of all or any part of the terminated Services under this Agreement) by Supplier to Sprint of sufficient information (including all information then being utilized by Supplier, including the descriptions of Listed Highly Competitive Applications required by Section 12.5.1, but excluding the Listed Highly Competitive Applications themselves) to enable Sprint’s personnel (or that of third parties) who are reasonably skilled in the provision of services similar to the Services, to fully assume and continue the provision of such Services.
12.6.2	Data and Documentation. In addition to Supplier’s obligations with regard to Documentation set forth in Section 12.4.1, Supplier will deliver to Sprint or Sprint’s designee, promptly upon Sprint’s request, all Documentation, Process Documentation and data of Sprint’s from the Services or the performance of the Services, including all Sprint Data, then held by Supplier, except for documents and data that are legally privileged in the hands of Supplier, and Supplier will destroy all copies thereof not turned over to Sprint and certify the same to Sprint, all at no charge to Sprint.

12.6.3	No Material Interruptions or Adverse Impact. Supplier will cooperate with Sprint and all of Sprint’s other service providers materially impacted by the Services to ensure a smooth transition throughout Disentanglement, with no material interruption of Services, no material adverse impact upon the provision of Services or upon the achievement of Statement of Work, no material adverse impact upon Sprint’s and its Affiliates’ businesses, business activities, employees, and customers, no material interruption of any services provided to Sprint or its Affiliates by third parties to the extent materially impacted by the Services, and no material adverse impact upon the provision of such third party services or their quality.

12.6.4	[*****]

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12.6.5	Transfer of Licenses and Leases. Upon termination of this Agreement by Sprint for any reason, Supplier will, as described in Section 12.4.2, convey or assign to Sprint (or its designee) such leases, licenses, and other contracts described in Section 12.4.2. Supplier will be responsible for the satisfaction and performance of all obligations (including all financial obligations) under any such leases, licenses, and other contracts that are assigned or conveyed to Sprint (or its designee) pursuant to this Section 12.6.5 with respect to periods prior to the date of any such conveyance or assignment, and Supplier will indemnify and hold Sprint harmless from and against, and reimburse Sprint for any damages, liabilities, losses, costs, and expenses (including reasonable attorneys’ fees and out of pocket expenses) resulting from any claim that Supplier did not perform such obligations.

12.6.6	Hiring of Employees. During Disentanglement, Supplier will cooperate with and assist (and will use all commercially reasonable efforts to cause its Subcontractors to timely cooperate with and assist) (i) with Sprint’s (or its designee’s) offering of employment to those Supplier and Subcontractor employees who are selected by Sprint, in its sole discretion, and who (A) are dedicated at least [*****] to providing Services being terminated, (B) are Key Personnel or (C) are approved by Supplier and (ii) in effecting, in a manner favorable to Sprint, the transition of any such employees who are hired by Sprint or its designee (although such employees will not be hired until Supplier no longer needs them to perform the Service and Disentanglement Services under this Agreement). Notwithstanding the foregoing, Supplier will not be required to take any actions that would constitute a breach of any agreement, in existence as of the Effective Date, with a Subcontractor regarding non-solicitation of such Subcontractor’s employees. Such offers of employment by Sprint (or its designee), if any, will be made during the period starting on the Disentanglement Commencement Date and ending on the date that is ninety (90) days after the expiration date. Supplier will be solely responsible for, and will pay, all financial obligations owing or accruing with respect to the period prior to the date that Sprint (or its designee) hires any such employees of Supplier, and Supplier will use all commercially reasonable efforts to cause each Subcontractor to pay any such financial obligations owing or accruing with respect to the period prior to the date that Sprint (or its designee) hires any such employees of such Subcontractor, in accordance with the provisions of this Agreement and all Schedules, Exhibits and Attachments attached hereto.

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12.6.7	Office Space and Furnishings. During the Disentanglement, Sprint and Supplier will give reasonable consideration, and discuss in good faith with Sprint, whether Supplier will make available, until at least twelve months after the conclusion of Disentanglement, to Sprint and Sprint’s third party service providers such reasonably unencumbered access, and such office space, furnishings, and storage space, for the employees being retransferred to Sprint pursuant to Section 12.6.6 to perform services equivalent to those performed on Sprint’s behalf while employed by Supplier, at Supplier’s facilities and premises (other than those leased from Sprint pursuant to this Agreement), in a manner similar to that in which Supplier makes such access, space, furnishings, and storage space available to its own employees performing similar work. If Sprint and Supplier reach agreement on such terms, they will document the specific terms of that agreement in a separate agreement.
12.7	Return of Sprint Data. Upon Disentanglement, or at such earlier commercially reasonable time if any Sprint Data is no longer required by Supplier in order to provide the Services under this Agreement, Supplier will either destroy or return to Sprint, as directed by Sprint, all papers, written materials, data and information, in whatever form, format or media, furnished to Supplier by Sprint (collectively, the “Sprint Data”) in connection with or as a result of the performance of the Services under this Agreement. All electronic data will be provided to Sprint in such format and media being used by Supplier. Without Sprint’s express written prior approval, Supplier will not utilize the Sprint Data for any purpose other than for the rendering of the Services to Sprint under this Agreement. Supplier may not assert any lien, security interest or other claim in or to any of the Sprint Data, in whatever form, format or media, furnished by Sprint or by any third party to Supplier under this Agreement.
12.8	Injunctive Relief. Supplier acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligation to perform its Disentanglement obligations in accordance with the provisions of this Section 12, Sprint may be irreparably harmed. In such a circumstance, Sprint may seek immediate injunctive or other relief in a court of competent jurisdiction. If a court of competent jurisdiction should find that Supplier has breached (or attempted or threatened to breach) any such obligations, Supplier agrees that, the Court may enter an order: (i) compelling specific performance by Supplier; and (ii) restraining it from any further breaches (or attempted or threatened breaches). In the event the Court enters such an order, Sprint will be entitled to an award of expenses of litigation, including its reasonable attorneys’ fees.
13.	CONFIDENTIALITY; USE OF DATA
13.1	Confidential Information.
13.1.1	Protection. Each Party acknowledges that while performing its obligations under this Agreement it may have access to the other

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Party’s Confidential Information. Commencing on the Effective Date and continuing during and after the termination or expiration of this Agreement, neither Party will disclose to any third party, and each Party will keep strictly confidential, all Confidential Information of the other, protecting the confidentiality thereof with at least the same level of efforts that it employs to protect the confidentiality of its own proprietary and confidential information of like importance to it and in any event, by reasonable means. The obligations of this Section 13.1 will not apply to any Confidential Information for a period longer than it is legally permissible to restrict disclosure of that item of Confidential Information. To protect Confidential Information of the disclosing Party from unauthorized use, including disclosure, loss or alteration, the receiving Party will ensure that all hardware and software systems used to access the disclosing Party’s Confidential Information contain commercially reasonable security features. In no event will the receiving Party fail to use reasonable care to avoid unauthorized use, including disclosure, loss or alteration of the disclosing Party’s Confidential Information. Any Confidential Information related to this Agreement exchanged by the Parties prior to the Effective Date is subject to the confidentiality restrictions in the Non-Disclosure Agreement between Sprint/United Management Company and Ericsson Inc. dated June 12, 2008, as amended, and the Interim Managed Services Agreement between Sprint/United Management Company and Ericsson Inc. dated December 12, 2008, as amended.
13.1.2	Permitted Disclosure. Sprint may disclose Supplier’s Confidential Information to a Sprint Affiliate and to employees, agents, contractors and legal representatives of Sprint or a Sprint Affiliate, if they have a need to know and an obligation to protect the Confidential Information that is at least as restrictive as this Agreement. Supplier may disclose Sprint Confidential Information to Supplier Personnel only if they have a need to know and an obligation to protect the Confidential Information that is at least as restrictive as this Agreement. Supplier may also disclose Sprint Confidential Information to Supplier’s agents, contractors and consultants (“Third Party Suppliers”), if they have a need to know and an obligation to protect the Confidential Information that is at least as restrictive as this Agreement. Supplier will maintain an executed written agreement with the Third Party Supplier with terms at least as restrictive as those stated in this Section 13, and advise the Third Party Supplier of its obligations. Supplier will not disclose to Sprint any Confidential Information of a third party without the third party’s consent.
13.1.3	Use or Disclosure. Neither Party will use the Confidential Information of the other Party except solely as necessary in and during the performance of this Agreement, or as expressly licensed hereunder.

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Each Party will be responsible for any improper use or disclosure of any Confidential Information of the other by such Party’s officers, partners, principals, employees, agents or independent contractors (including individuals who hereafter become former partners, principals, employee, agents or independent contractors).
13.1.4	Required Disclosure. Either Party may disclose Confidential Information to the extent required by law or by order of a court or governmental agency; provided, however, that the recipient of such Confidential Information will give the owner of such Confidential Information prompt notice, and will use its reasonable efforts to cooperate with the owner of such Confidential Information, at owner’s cost, if the owner wishes to obtain a protective order or otherwise protect the confidentiality of such Confidential Information.

13.1.5	Notification. In the event of any improper disclosure or loss of Confidential Information of the other Party, the receiving Party will immediately notify the disclosing Party.

13.1.6	Injunctive Relief. Each Party agrees that the wrongful disclosure of Confidential Information may cause irreparable injury that is inadequately compensable in monetary damages. Accordingly, either Party may seek injunctive relief in any court of competent jurisdiction for the breach or threatened breach of this Agreement in addition to any other remedies in law or equity. The receiving Party will not raise the defense of an adequate remedy at law. This provision does not alter any other remedies available to either Party.

13.1.7	Return of Confidential Information. Unless a Party is expressly authorized by this Agreement or required by Law to retain the other Party’s Confidential Information, such Party will promptly return or destroy, at the other Party’s option, the other Party’s Confidential Information, and any notes, reports or other information incorporating or derived from such Confidential Information, and all copies thereof, within five (5) Business Days of the other Party’s written request, and the receiving Party will have an officer certify to the other Party that it no longer has in its possession or under its control any such Confidential Information in any form whatsoever, or any copy thereof.

13.1.8	Confidentiality of Agreement. Except as required by law, each Party will keep confidential and not disclose, and will cause their respective directors, officers, employees, representatives, agents, managers, members, and independent contractors to keep confidential and not disclose, any of the terms and conditions of this Agreement to any third party without the prior written consent of the non disclosing Party.

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13.2	Sprint Access. During the Term, Sprint will have the right to access (i) all database information provided to Supplier, and which has been retained by Supplier, by Sprint and by any third party; (ii) all Sprint database information; (iii) all Sprint customer data and database information; and (iv) up to date information regarding Supplier’s performance in accordance with the Statement of Work. The Parties acknowledge and agree that, other than the information described in (iv) above, all of the foregoing data and information remains at all times the sole and exclusive property of Sprint. Sprint will have the right to the immediate return of all or any portion of the foregoing data and information, with such data and information to be in such format and medium as being used by Supplier to provide the Services.
14.	PRIVACY
14.1	General. If, in the course of providing any Services, Supplier or Supplier Personnel (a) has or obtains, to any extent and for any reason, any access to Privacy Restricted Data, or (b) uses Privacy Restricted Data to contact a current, former or prospective Sprint customer, then the terms and conditions of this Section 14 will apply.
14.2	Privacy Restricted Data. Supplier may only collect, access, use, maintain, or disclose Privacy Restricted Data to fulfill its obligations under this Agreement. Sprint exclusively owns all Privacy Restricted Data and Supplier agrees to return, or at the election of Sprint, destroy (and certify in writing the destruction) all Privacy Restricted Data upon the termination or expiration of this Agreement, or earlier if requested to do so in writing by Sprint. Sprint will comply with all Laws applicable to it as a controller of Privacy Restricted Data.
14.3	Privacy Compliance. The Parties acknowledge and agree that Sprint will be and remain the owner of the Privacy Restricted Data for purposes of all applicable laws relating to data privacy Laws, with rights under such laws to determine the purposes for which the Privacy Restricted Data is processed, and nothing in this Agreement will restrict or limit in any way Sprint’s rights or obligations as owner and/or controller of the Privacy Restricted Data for such purposes. As such, Sprint is directing Supplier to process the Privacy Restricted Data in accordance with the terms of this Agreement. The Parties also acknowledge and agree that Supplier may have certain responsibilities prescribed by applicable data privacy Laws as a processor of the Privacy Restricted Data. Supplier will comply with Laws applicable to it as a processor of Privacy Restricted Data on behalf of Sprint, including as applicable to Supplier as a processor of such data and without limitation, and subject to Section 3.2 of this Agreement, the requirements of the Federal Communication Commission’s Customer Proprietary Network Information rules and regulations implementing 47 U.S.C. § 222 (the “CPNI Rules”), as well as Sprint privacy policies and guidelines (as amended from time to time and subject to the Change Control Procedures), that are made available to Supplier by Sprint in collecting, accessing, using, disclosing, and securing Privacy Restricted Data. Supplier is not authorized under this Agreement to conduct any form of direct

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marketing (through any mode of communication) related to Sprint, Sprint Affiliates or this Agreement.
14.4	Safeguards. Supplier is fully responsible for the unauthorized collection, access, disclosure, and use of Privacy Restricted Data that is in Supplier’s or Supplier Personnel’s custody and control (data traveling on Sprint’s Network is not considered to be in Supplier’s custody and control). Supplier will employ administrative, physical, and technical safeguards that are designed to prevent unauthorized collection, access, disclosure, and use of Privacy Restricted Data (“Safeguards”) in Supplier’s custody and control. The Safeguards Supplier employs must: (1) meet established best industry practices for the data in question, including the applicable security requirements as set forth in Exhibit P; and (2) ensure that only Supplier Personnel with a need to know the Privacy Restricted Data have access to it. Such access by Supplier Personnel will include digital rights only (i.e., no printing or downloading of data) unless otherwise expressly provided in the Statement of Work. Supplier will immediately notify Sprint of any breach of this Section 14 and any provision of this Agreement related to Privacy Restricted Data. Supplier will assist Sprint to investigate and remedy any breach and any related dispute, inquiry, or claim. For the avoidance of doubt, for any data residing on Sprint’s Network or in Sprint’s information systems, Supplier is obligated to improve any safeguards to the extent included as part of the Services to the extent expressly required in the Statement of Work or Exhibit P.
14.5	Location of Company Operations. Supplier will ensure that all Privacy Restricted Data in Supplier’s custody permanently resides in the United States, and may be temporarily stored and/or accessed only from within the United States and any country within which Sprint has given Supplier prior approval to conduct temporary storage and/or access of Privacy Restricted Data through Sprint’s approval of an Offshoring Request made by Supplier pursuant to Section 2.6. If, in Sprint’s sole determination, Sprint must restrict any or all access, use, storage or disclosure of Privacy Restricted Data to within the United States, Sprint and Supplier will, subject to Section 2.6.5(a) above, cooperate in good faith to ensure that all access, use, storage or disclosure of Privacy Restricted Data is restricted to within the United States. If, in Sprint’s sole determination, Sprint and Supplier cannot mutually agree to a solution to comply with this requirement, Sprint may terminate this Agreement and pay the applicable termination fee in Exhibit N.
14.6	Training. Supplier will, within 30 calendar days of the written request by Sprint, (1) ensure that all Supplier Personnel providing Services under this Agreement complete any reasonable training provided by Sprint required for the Services; and (2) have a Supplier officer certify that the applicable Supplier Personnel have completed the training.

14.7	Termination. Without limiting any of its other rights or remedies under this Agreement or at law, Sprint may terminate this Agreement as set forth in Section 11.2.1(f) if Supplier breaches any of Sections 14.2-14.5.

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14.8	Supplier Personal Data. In order for Supplier to provide the Services and to otherwise perform its obligations, Supplier acknowledges and agrees that information may be collected by Sprint relating to employees of Supplier and its Affiliates and Subcontractors that identifies or is identifiable to such individual persons and that may be subject to protection under the privacy Laws or other applicable Laws of certain jurisdictions. Sprint agrees that all such information will only be used by Sprint for the purpose of administering and managing the relationship between Sprint and Supplier. Sprint will use means similar to the means that it uses to protect its own employees’ personal information, but in no event less than reasonable means considering the information involved, (a) to prevent the disclosure, and (b) to protect such personal data from unauthorized access by any person, and (c) to prevent disclosure of such personal information to any third party. Upon expiration or termination of this Agreement, Sprint will destroy such personal data, retaining no copies.
14.9	Miscellaneous. This Section 14 supplements Section 13, and the provisions of this Section 14 control if they conflict with Section 13 or any other provision in this Agreement. A breach of any Privacy Restricted Data provision may result in irreparable harm to Sprint, for which monetary damages may not provide a sufficient remedy. Either Party may seek both monetary damages and equitable relief for a breach of any Privacy Restricted Data provision, including Section 14.8, in this Section 14 by the other Party.
15.	REPRESENTATIONS AND WARRANTIES
15.1	By Supplier. Supplier represents and warrants to Sprint that:
15.1.1	Preparation: Supplier (i) has performed sufficient due diligence investigations regarding the scope and substance of the Services and the information provided by Sprint; and (ii) is capable in all respects of providing the Services and other obligations in accordance with this Agreement. Supplier covenants that it will not seek any judicial rescission, cancellation, termination, reformation, or modification of this Agreement or any provision hereof, nor (except as permitted by Section 2.4.3(b)) any adjustment in the Fees to be paid for the Services, based upon any such inaccuracy or incompleteness of information it has received from Sprint prior to the Effective Date with regard to the scope and substance of the Services except where such information was withheld willfully, fraudulently, or in a grossly negligent manner, or intentionally misrepresented by Sprint;
15.1.2	Formation, Authority, Litigation: (i) Supplier has all necessary rights, powers, and authority to enter into and perform under this Agreement, (ii) it is validly existing, in good standing, and is qualified to do business in each jurisdiction where it will conduct business under this Agreement; (iii) the execution, delivery, and performance of this Agreement by Supplier have been duly authorized by all necessary

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corporate action; and (iv) no claims, actions or proceedings are pending or, to the knowledge of Supplier, threatened against or affecting Supplier that may, if adversely determined, reasonably be expected to have a material adverse effect on Supplier’s ability to perform its obligations under this Agreement;
15.1.3	No Violations; Approvals: the execution, delivery, or performance of this Agreement will not:
(a)	violate any existing law, regulation, order, determination or award of any governmental authority or arbitrator, applicable to Supplier;
(b)	violate or cause a breach of the terms of Supplier’s governing documents or of any material agreement that binds Supplier; and
(c)	require approval or filing with any governmental authority, other than filings required by applicable securities Laws or agreements between Supplier and a public stock exchange;
15.1.4	Services: all Services will be performed in a timely, professional, workperson-like manner and in accordance with the highest recognized and established professional standards and practices of quality and integrity in the industry and with the performance standards and Specifications provided or required by this Agreement, provided, however, that if a specific professional standard would set a more favorable level for a specific Service Level, then the less favorable Service Level specifically set by the Parties in Exhibit G will apply and not such professional standard; provided further, that the foregoing exception will in no way limit Supplier’s obligation to meet the foregoing standards in the manner in which it performs the Services;
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15.1.6	Malicious Technology: Deliverables and Systems and any Software, Machines and any other technology or items furnished by Supplier to provide the Services will not (i) contain any Malicious Technology; (ii) contain any files or features that will disable or destroy any functionality of the Deliverables; (iii) monitor use of the Deliverables by Sprint; (iv) replicate, transmit or activate itself without control of a person operating the computing equipment on which it resides; or (v) execute, invoke or activate any Disabling Device. Sprint reserves the right to pursue any available civil or criminal action against Supplier for violation of this provision. Supplier will not install, use or execute any software on any Sprint CPU without the written approval of Sprint. Supplier acknowledges that it does not have any right to electronically repossess or use any self-help related to the Deliverables. “Malicious Technology” means any software, electronic, mechanical or other means, device or function (e.g. key, node, lock, time-out, “back door,” trapdoor,” “booby trap,” “drop dead device,” “data scrambling device,” “Trojan Horse”) that would allow Supplier or a third party to: (x) monitor or gain unauthorized access to any Sprint system; or (y) use any electronic self-help mechanism;
15.1.7	Supplier Personnel: Supplier Personnel (excluding Designated Personnel) will have the requisite experience, skills, knowledge, training and education to perform Services in accordance with this Agreement, and Supplier will verify all information provided by Supplier to Sprint regarding Supplier Personnel is truthful and accurate;
15.1.8	Intellectual Property: The Deliverables and Services provided by Supplier will not infringe or otherwise violate any statutory or other rights of any third party in or to any Intellectual Property Rights therein; and, as of the Effective Date, no third party has asserted, is asserting or, to Supplier’s knowledge, has threatened or has or will have any reasonable basis to assert a claim of any of the foregoing; provided, however, that Supplier will not have any obligation or liability to the extent any infringement is based upon any of the factors in Section 9.2. l(i)-(vi). Sprint’s sole and exclusive remedy for a breach of this Section 15.1.8 is set forth in Section 9.2.1 above, provided however, that the foregoing will not limit the remedies available to Sprint pursuant to such Section 9.2.1;
15.1.9	Documentation Warranty: Supplier will maintain and update all Documentation in a form that allows Sprint personnel with ordinary skills and experience with respect to the Deliverables to fully utilize the Deliverables;

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15.1.10	Title Warranty: Supplier has and will have clean, marketable and unencumbered title to all Deliverables;
15.1.11	Public Software Warranty: Deliverables will not contain any software that is subject to any Open Source License or that incorporates any Open Source Software, unless Supplier has disclosed the potential use and Sprint has expressly agreed to such use;

15.1.12	Compliance with Laws: Supplier will perform its obligations hereunder in a manner that conforms with all Laws applicable to Supplier’s business, Supplier’s facilities, and to Supplier as a provider of the Services; and Supplier will comply with all such applicable Laws and regulations as well as credit card association and National Automated Clearing House Association (NACHA) rules to the extent applicable to Supplier as a provider of the Services, when applicable. Supplier will obtain and maintain at its own expense all regulatory approvals, permissions, permits, licenses, and other forms of documentation required by Supplier for performance of the Services under this Agreement. Sprint reserves the right to request and review all such Supplier applications, permits, and licenses applicable to the Services;

15.1.13	Fitness for Particular Purpose: all equipment, hardware and software provided or used (but excluding Sprint-Owned Property) by it to provide the Services pursuant to this Agreement are fit to provide said Services and subject to Section 4.3, that Supplier holds all necessary licenses for which it is responsible under this Agreement to provide said Services;

15.1.14	Certification of Legal Status: Supplier will verify the legal status of Supplier Personnel to work in the United States. Supplier warrants that Supplier Personnel performing Services under this Agreement are authorized to work in the United States (“Compliance with Legal Status”). At the request of Sprint, Supplier will audit its Compliance with Legal Status and deliver to Sprint written certification, within 15 Business Days after Sprint’s request, that Supplier Personnel working in the United States are legally authorized to do so; and

15.1.15	Insurance: Supplier maintains valid insurance policies as required by this Agreement.
15.2	By Sprint. Sprint represents and warrants to Sprint that:
15.2.1	Formation, Authority, Litigation: (i) Sprint has all necessary rights, powers, and authority to enter into and perform under this Agreement, (ii) it is validly existing, in good standing, and is qualified to do business in each jurisdiction where it will conduct business under this

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Agreement; (iii) the execution, delivery, and performance of this Agreement by Sprint have been duly authorized by all necessary corporate action; and (iv) no claims, actions or proceedings are pending or, to the knowledge of Sprint, threatened against or affecting Sprint that may, if adversely determined, reasonably be expected to have a material adverse effect on Sprint’s ability to perform its obligations under this Agreement;
15.2.2	No Violations; Approvals: the execution, delivery, or performance of this Agreement will not:
(a)	violate any existing law, regulation, order, determination or award of any governmental authority or arbitrator, applicable to Sprint;

(b)	violate or cause a breach of the terms of Sprint’s governing documents or of any material agreement that binds Sprint; and

(c)	to Sprint’s knowledge, require approval or filing with any governmental authority, other than filings required by applicable securities Laws or agreements between Sprint and a public stock exchange;
15.2.3	Intellectual Property. [*****]

15.2.4	Compliance with Laws. Sprint will comply with all Laws applicable to Sprint’s business, Sprint’s facilities and Sprint’s receipt of the Services, and Sprint will obtain and maintain at its own expense all approvals, permissions, permits, licenses, and other forms of documentation required by Sprint to conduct its business and receive the Services; [*****]

15.2.5	Employment Laws. Sprint has complied with all applicable employment Laws and collective bargaining agreements as those relate

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to Sprint employees, including as those apply to any Designated Personnel’s or Subsequent Designated Personnel’s employment relationship with Sprint or Sprint Affiliates, or the termination of such relationship; and
15.2.6	Sprint Disclaimer. Except as otherwise expressly stated in this Agreement, Sprint does not make any representation or warranty, express or implied, with respect to: (i) the Services or any component or portion thereof; or (ii) the skills, capabilities or medical or other condition of any of the Designated Personnel.
15.3	Breach of Warranty Remedies. Supplier will promptly and at no charge to Sprint (i) re-perform any Services that do not meet the requirements of this Agreement and (ii) correct all failures of any Deliverables to perform in accordance with the requirements of this Agreement or the Specifications during that Deliverable’s warranty period. If return shipment of the Deliverables occurs before the warranty period expires, Supplier will correct, replace, or credit Sprint for the Deliverables as requested by Sprint, even if the period to perform those corrections extends beyond the Deliverables’ warranty period. No remedy set forth in this Agreement (except to the extent specifically stated in this Agreement) is exclusive of any other remedy, and each remedy is in addition to every other remedy existing now or subsequent to the Effective Date, whether at law or in equity.
15.4	Warranty Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT: (i) THERE ARE NO EXPRESS WARRANTIES MADE BY EITHER PARTY; (ii) THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES OTHERWISE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE; AND (iii) ALL SUCH IMPLIED WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED AND EACH PARTY HEREBY WAIVES AND RELEASES ANY CLAIM TO ANY SUCH IMPLIED WARRANTIES.
16.	PROPRIETARY RIGHTS; WORK PRODUCT
16.1	Developed Property. [*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
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[*****]

16.2	Supplier Intellectual Property. [*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
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[*****]

16.3	Treatment of and Access to Sprint-Owned Property. [*****]
16.4	Reserved.
16.5	Property Return. [*****]
16.6	Residual Rights. [*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
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[*****]
16.7	Sprint Third-Party Software. [*****]
16.8	Transformation IP Rights. [*****]

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[*****]
17.	SPRINT POLICIES
17.1	Policies and Procedures. Supplier and its Subcontractors, and their employees, agents and representatives will at all times comply with and abide by all policies and procedures of Sprint that reasonably pertain to Supplier (and which Supplier has been provided with advance written notice) in connection with Supplier’s performance of the Services, provision of the Deliverables, and operation, maintenance, and support of the Systems, including all such policies that pertain to conduct on Sprint premises, possession or distribution of contraband, or the access to, and security and confidentiality of, Sprint Data or Sprint’s information systems, Networks, equipment, property, or facilities. Such policies that Supplier will comply with include the security policies attached hereto as Exhibit P, and Supplier’s compliance with such security policies will governed by the procedures set forth in Exhibit P. If Sprint first provides or changes any such policies after the Effective Date, and the policy or change increases Supplier’s cost to perform the Services, Sprint and Supplier will agree upon the charges that will apply to Supplier’s compliance with any such policies or changes.
17.2	Sprint Code of Conduct. Supplier agrees to conduct business with Sprint in an ethical manner that is consistent with the Sprint Nextel Code of Conduct for Consultants, Contractors and Suppliers (“Supplier Code of Conduct”) (attached hereto as Exhibit Q). Supplier agrees to use commercially reasonable efforts to advise Supplier Personnel that they are encouraged to report inappropriate conduct involving or affecting Sprint or Sprint employees to Sprint Ethics Helpline as described in the Supplier Code of Conduct. Supplier will promptly disclose the nature and scope of any violation of the Supplier Code of Conduct during the Term that involves Sprint or involves Supplier Personnel engaged with Sprint, except in the event that this disclosure would violate any applicable law or regulation.
17.3	Environmental.
17.3.1	Supplier’s Environmental Policy. Supplier will have and implement an effective environmental policy. Supplier’s environmental policy will (i) ensure knowledge and consciousness about environmental issues among all Supplier Personnel in order to continually improve environmental impact and prevent pollution; (ii) use lifecycle

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techniques as a means for determining significant environmental aspects and as a basis for communicating environmental performance of Supplier’s processes, products and services; (iii) use “design for environment” strategies to control mass and energy flow related to Supplier’s products and services; and (iv) encourage working with Supplier’s supply-chain to ensure environmental control of the inputs to Supplier’s products and processes.
17.3.2	Sprint Green Initiatives. [*****]
[*****]
[*****]
[*****]
[*****]
18.	AUDITS
18.1	Books and Records. Supplier will maintain complete and accurate records and books of account with respect to this Agreement utilizing generally accepted accounting principles in the United States or International Financial Reporting Standards, consistently applied and complying in all respects with all applicable Law, for a period of at least 3 years after the termination or expiration of this Agreement. Supplier will retain all records of performance in respect of Service Levels and will make such records available to Sprint as set forth in this Section 18.
18.2	Audits-Financial. From time to time during the Term of this Agreement, and for six (6) months after termination in the case of any disputed charges, Supplier will allow Sprint or outside Auditors selected by Sprint, to perform an audit of the charges under this Agreement, including providing the Auditors with access to: (i) Supplier Personnel; (ii) sites where Services are provided; (iii) data and records

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relating to the Services, including the right to inspect and copy, for the purpose of verifying the accuracy of charges and invoices; provided, however, that Supplier will not be required to disclose its costs in providing the Services; and (iv) data and records relating to the determination of the portion of any termination fee related to the Termination Costs Amount described in Section 5 of Exhibit N. If any of the foregoing audits reveals that Supplier has overcharged Sprint during the period to which the audit relates, including overcharges resulting from adjusted application of Service Level measures, then Supplier will promptly refund such overcharges to Sprint plus interest at a rate of one half of one percent per month for the period of time between the date the overpayment was made and the date Supplier reimburses Sprint and, if the amount of the overcharge (offset by any undercharges revealed by such audit) is more than five percent (5%) of Supplier’s charges to Sprint for such period, the reasonable cost of such audit will be borne by Supplier. If any such audit reveals that Supplier has undercharged Sprint during the period to which the audit relates, then Sprint will promptly pay such undercharges to Supplier, plus interest at a rate of one half of one percent per month for the period of time between the date the undercharge was made and the date Sprint reimburses Supplier.
18.3	Audits — Operational Assessments.
18.3.1	Scope. Sprint and its representatives, including Sprint selected outside Auditors who are not Supplier Competitors, will have the right, at Sprint’s cost and expense and at any time (but no more often than once per calendar quarter), upon reasonable notice, to perform an operational audit, attest engagement, or inspection with respect to Supplier’s performance of the Services, including, but not limited to, any obligation of Supplier that affects Sprint’s internal controls on financial reporting. For the avoidance of doubt, Supplier agrees that the scope of such an audit may include:
(a)	examining the data processing environment, Systems and communications facilities used to provide the Services required under this Agreement;

(b)	reviewing the contracts between Supplier and third parties to which Sprint has the right of assignment pursuant to this Agreement; and

(c)	reviewing Supplier’s compliance with the Service Levels, including the right to audit Supplier’s records, data, notes and other materials in respect of Service Level measures as may be necessary. Upon Sprint’s request in connection with an audit related to Service Levels, Supplier will provide Sprint or its designees with information and access to tools and procedures used to determine and report on Service Levels.
18.3.2	Access. For purposes of such audit, Supplier will grant Sprint and its Auditors full and complete access, during normal business hours, to the

[*****]	Confidential — Subject to Nondisclosure Obligations
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relevant portion of Supplier’s records, documents, data and information, as they relate to this Agreement, or as they may be required in order for Sprint to ascertain any facts relative to Supplier’s performance hereunder. Supplier will provide Sprint and its Auditors such information and assistance as reasonably requested in order to perform such audits; provided, however, that (a) any third-party participating in the audit may not be a Supplier Competitor, (b) Sprint will endeavor to conduct the audit in such a way that it does not interfere with the performance of Supplier’s duties and obligations hereunder or Supplier’s other operations, (c) to the extent Sprint requires access to Supplier facilities or Systems, Sprint will, and will cause its authorized representatives to, comply with Supplier’s reasonable security and confidentiality requirements, and (d) while conducting the audit, Sprint will not have access to any information of any other customer of Supplier.

18.3.3	SAS 70 Assessments.
(a)	Scope of Assessment and Timing. Supplier will require its Auditors to conduct an annual Type II Statement on Auditing Standards No. 70, Reports on the Processing of Transactions by Services Organizations (“SAS 70”) assessment as specified in this Section 18.3.3. The SAS 70 assessment must be prepared by a firm of certified public accountants that is registered with the Public Company Accounting Oversight Board and is reasonably acceptable to Sprint and Supplier. Supplier will pay or reimburse the [*****] of the cost or expense of each annual SAS 70 assessment and any further cost or expense will be borne by Sprint. The scope of the SAS 70 assessment will include, but not be limited to, as applicable to the Services and Supplier’s express obligations under this Agreement, and to the extent under Supplier’s control, controls that ensure:
(i)	work is properly approved before commitments are made and that purchase requisitions (PRs) align with Project Identifications (PIDs);

(ii)	work is properly accounted for between expense and capitalized categories;

(iii)	capitalized work-in-progress amounts are fairly stated to allow in-servicing of assets to be performed on a timely basis;

(iv)	capital assets that are taken out of service or are no longer being used are decommissioned on a timely

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basis and accounted for properly and on a timely basis;
(v)	for serialized network equipment placed into service after the Service Commencement Date, or that is accurately reflected in the [*****] system as of the Service Commencement Date, that such equipment is accurately reflected in ATLAS and continues to be accurately reflected;

(vi)	for spare parts inventory placed into inventory after the Service Commencement Date, or that is accurately reflected in Sprint’s inventory tracking system as of the Service Commencement Date, that such inventory is accurately reflected in Sprint’s inventory tracking system and continues to be accurately reflected; and

(vii)	that IT general controls related to user system access and authority to Sprint systems function as required under Section 2.1.1.1 of Exhibit P.
For the avoidance of doubt, Supplier will be responsible for the accuracy and completeness of data in any inventory or IT system for which Supplier is responsible in Exhibit C, which in any case is limited to new entries and changes by Supplier of existing entries as of Service Commencement Date and during the Term. Sprint and Supplier will determine the scope of the SAS 70 Assessment each year prior to the end of the second quarter (by July 30 for 2009). Supplier will provide to Sprint an annual year-end management representation letter (“Letter”) that discusses material changes in Supplier’s operations and processes between October 1 and December 31. The Letter will also discuss new processes or tools deployed at the end of the control period to prevent potential control issues in the future. Supplier will provide the Letter to Sprint prior to January 20 of each calendar year.
(b)	Supplier and Sprint will, during the six-month period after the Service Commencement Date, agree on which activities performed by Supplier are subject to SAS 70 requirements. In addition, during this six-month period Sprint and Supplier will establish the specific solution against which agreed-upon SAS 70 controls will be placed and assessed. Whenever applicable, Supplier will inform Sprint on a quarterly basis whether there were significant changes in internal controls or in other factors that could significantly affect internal controls as it pertains to

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internal controls over processes directly related to the applicable and affected Services provided to Sprint. Supplier will also provide a separate written notice to Sprint in advance of any such change, but no later than 2 weeks within the reporting quarter in which the internal control was changed. Any information provided by Supplier to Sprint or its authorized representatives during a SAS 70 assessment pursuant to this subsection is Supplier’s Confidential Information and should be returned to Supplier upon conclusion of the audit as required under Section 13.1.7.
(c)	Supplier’s obligations under this Section 18.3 will continue after the Term for a period of five (5) years, but only to the extent related to Sprint’s periods during the Term, and provided that Supplier’s obligation pay or reimburse the first [*****] of the cost or expense of a SAS 70 assessment will only apply to assessments initiated during the Term.
18.3.4	Remedy. If any audit, inspection or operational assessment pursuant to this Section (including any SAS 70 or AUP Report) reveals a material inadequacy, deficiency or insufficiency of Supplier’s performance of the Services (including Supplier’s security, confidentiality, privacy practices and standards, disaster recovery capabilities, or fail-over planning or ineffectiveness of internal controls, in each case as required under this Agreement) or reveals any material inadequacy, deficiency or insufficiency of Sprint’s internal controls resulting from Supplier’s Services, then, upon receiving written notice detailing such inadequacy, deficiency or insufficiency, Supplier will promptly develop and provide to Sprint a corrective action plan, and, if caused by Supplier’s improper performance of the Services, Supplier will promptly thereafter implement such plan at Supplier’s sole cost and expense. If the material inadequacy, deficiency or insufficiency of Sprint’s internal controls is not the result of Supplier’s improper performance of the Services, Supplier will cooperate with Sprint, at Sprint’s cost and expense, to resolve the issue, which may include implementing the plan at Sprint’s cost and expense. Supplier will (and will cause the reporting audit firm to) cooperate with Sprint and Sprint’s Auditor in their review and assessment of the report. Sprint may perform one or more additional follow up audits, inspections, or assessments, using agreed upon procedures, to verify performance under the corrective action plan without regard to the once-per-year limitation.
18.3.5	Sprint Security Questionnaire. Sprint may require Supplier to answer security questionnaires or conduct a reasonable number of scans, based on Sprint’s historical data of scans that it conducted, of servers, databases, and other Network hardware that are part of the Services; provided, however, that if servers and databases are shared

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platforms that also contain information other than that used to provide the Services, those non-applicable portions of the servers and databases will not be accessible for the scans; and provided further that a scan of Sprint’s Network will be conducted pursuant to an Additional Service Order under Section 2.10 of this Agreement.
18.4	Compliance with Supplier’s Policies. To the extent that Sprint or its third-party contractors require any access to Supplier facilities or systems, Sprint will, and will cause its third-party contractors to, comply with Supplier’s reasonable security and confidentiality requirements.
18.5	Cooperation. Supplier understands that Sprint may engage other vendors to provide additional services similar to the Services hereunder. Supplier will provide such cooperation, information and access as may be necessary for such parties to perform their services; provided that Sprint will pay for any additional resources needed by Supplier to comply with this provision. In the event of any dispute or disagreement between such party or parties and Supplier as to the performance of a particular task and the responsibility or accountability therefor, the Parties will resolve such dispute or disagreement based upon the dispute resolution provisions in Section 7 of this Agreement.
19.	GENERAL PROVISIONS
19.1	Assignment.
19.1.1	Affiliates. Either Party may assign its rights or obligations under this Agreement, without the approval of the other Party, to an Affiliate (or in the case of Sprint, a Sprint Affiliate) that expressly assumes the assigning Party’s obligations and responsibilities under this Agreement; provided the assigning Party (a) remains fully liable for and is not relieved from the full performance of its obligations under this Agreement, and (b) provides the other Party with prompt written notice of the assignment.
19.1.2	Change in Control. Either Party may assign its rights and obligations under this Agreement without the approval of the other Party to an Entity acquiring Control of the assigning Party, an Entity into which the assigning Party is merged, or an Entity acquiring all or substantially all of the assigning Party’s assets, provided:
(a)	In the case of Supplier, (i) Supplier remains fully liable for and is not relieved from the full performance of its obligations under this Agreement, (ii) the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement, and (iii) Supplier provides Sprint with prompt written notice of the assignment.

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(b)	In the case of Sprint, (i) Sprint remains fully liable for and is not relieved from the full performance of its obligations under this Agreement, (ii) the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement, and (iii) Sprint provides Supplier with prompt written notice of the assignment.
19.1.3	Other Assignments. Except as set forth in this Section 19.1, neither Party may assign this Agreement or delegate its duties, in whole or in part, without any consent of the other Party.
19.1.4	Additional Requirements. An assignee of either Party authorized hereunder will be bound by the terms of this Agreement and will have all of the rights and obligations of the assigning Party set forth in this Agreement. This Agreement is binding on and enforceable by each Party’s permitted successors and assignees. If any assignee refuses to be bound by all of the terms and obligations of this Agreement or if any assignment is made in breach of the terms of this Agreement, then such assignment will be null and void and of no force or effect. Notwithstanding any other provision in this Agreement, Sprint hereby consents to any assignment of Supplier’s accounts receivable arising under this Agreement to any financial institution or other third party. For the avoidance of doubt, any such assignment will in no way affect the obligations of Supplier to Sprint under this Agreement and will not lead to any additional obligations on the part of Sprint.
19.2	Diversity in Subcontracting. Before the Effective Date, Supplier must register at the following Sprint website: www.sprint.com/supplierregistration. If Supplier expects to receive $550,000 or more from Sprint under this Agreement, Supplier must comply with the terms and conditions of Exhibit R. Sprint may provide Supplier with written notice that Exhibit R does not apply if Sprint determines: (i) the Agreement will be used solely for non-governmental purchases, (ii) the Agreement does not offer further subcontracting opportunities, or (iii) Supplier is a “small business concern” as defined by the Federal Acquisition Regulations. Sprint may terminate this Agreement for cause if Supplier fails to make a good faith effort to comply with Exhibit R.
19.3	Entire Agreement. This Agreement, including all Exhibits attached hereto (and any exhibits, schedules or appendices thereto), which are by this reference made a part hereof, sets forth all of the promises, agreements, conditions and understandings between the Parties respecting the subject matter hereof and supersedes all negotiations, conversations, discussions, correspondence, memorandums and agreements between the Parties concerning the subject matter. This Agreement may not be modified except by a writing signed by authorized representatives of both Parties to this Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any

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purchase order or invoices issued in connection with this Agreement, including, without limitation, those referenced in Section 2.10, are issued for administrative purposes and no terms and conditions contained therein supersede the terms and conditions hereof. Any terms on Supplier’s web site, product schedule or other ordering document, or contained in any “shrinkwrap” or “clickwrap” agreement, will have no force or effect if the provision conflicts with the terms of this Agreement. In case of conflict between the documents and exhibits constituting this Agreement the order of precedence is as follows: (i) Agreement; (ii) the Exhibits; (iii) the Additional Services Orders; and (iv) all documents expressly referred to in this Agreement that are not an Exhibit or Additional Services Order, provided, however that so called “Working Level Agreements” and other partial compilations or summaries of the terms hereof form no part of this Agreement and will not modify or add to the terms hereof in any way.
19.4	Expenses. Each Party will be responsible for and will pay all expenses it incurs in connection with the planning, negotiation, and consummation of this Agreement.
19.5	Federal Acquisition Regulations; Executive Order 11246.
19.5.1	Sprint is an equal opportunity employer and a federal contractor. Supplier will, to the extent applicable, comply with federal acquisition regulations, including without limitation requirements related to equal opportunity and affirmative action for Vietnam era veterans, and Executive Order 11246, as amended. The Executive Order and these laws are expressly included in the reference to “applicable laws” in subsection 15.1.3.
19.5.2	In accordance with the Department of Justice (DOJ) Information Technology (IT) security policies set forth in DOJ Order 2640.2F dated November 28, 2008 (the “DOJ Order”), Supplier will ensure that the Services requiring direct or indirect access to, or development, operation, management or maintenance of DOJ IT systems are in full compliance with the DOJ Order. DOJ IT systems include, without limitation, DOJ information technology systems, hardware, and media that store, process or transmit classified and unclassified information as well as operating systems of Federal agencies that interface with the DOJ IT systems.
19.6	Force Majeure.
19.6.1	General. If and to the extent that a Party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, general labor strikes, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each, a “Force Majeure Event”), and

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such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party will be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use its reasonable efforts to recommence performance whenever and to whatever extent practicable without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event will immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect Supplier’s obligation to provide either normal recovery procedures or any other disaster recovery and business continuity services as described in this Agreement.
19.6.2	No Payment for Unperformed Services. If Supplier fails to provide Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, Sprint is not responsible for the payment of any Fees for Services that Supplier fails to provide.
19.6.3	Ability to Terminate. If a Force Majeure Event continues to materially prevent, hinder or delay performance of the affected Services for 60 or more days, Sprint may terminate the affected Services as of the date specified in Sprint’s termination notice to Supplier. Upon such termination, Sprint will pay the applicable termination fees in Exhibit N.
19.6.4	Allocation of Resources. Whenever a Force Majeure Event or other disaster causes Supplier to allocate resources between or among Supplier’s customers, subject to applicable law or governmental order, Sprint will be treated at least as favorably as Supplier’s other customers expending comparable amounts on an annual basis for the same or substantially similar services.
19.7	Governing Law. This Agreement will be governed by and interpreted in accordance with the internal substantive laws of the state of Delaware, as to all matters including validity, construction, effect, performance and remedies without giving effect to choice of law pertaining thereto. The Parties agree that the Uniform Computer Information Transaction Act (UCITA), or any version of UCITA adopted by any state, including Delaware, will not govern or be used to interpret this Agreement. The United Nations Convention on Contracts for the International Sale of Goods (CISG) does not apply to this Agreement.

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19.8	Headings; Interpretation.
19.8.1	The section headings in this Agreement are solely for convenience, are not binding and will not be considered in its interpretation. Any references to a particular Section of this Agreement will include all subsections.

19.8.2	This Agreement will not be construed against either Party due to authorship. Except for indemnification rights and obligations, nothing in this Agreement gives anyone, other than the Parties and any permitted assignees, any rights or remedies under this Agreement.

19.8.3	The recitals set forth on the first page of this Agreement are incorporated into the body of this Agreement. The Exhibits referred to throughout this Agreement are attached to this Agreement and are incorporated into this Agreement. Unless the context clearly indicates otherwise, words used in the singular include the plural, words in the plural include the singular and the word “including” (or “include(s)”) means “including but not limited to.” All references herein to this Agreement or to a particular Exhibit or other attachment hereto will be deemed references to said Agreement, Exhibit or attachment as the same may be amended from time to time.
19.9	Insurance.
19.9.1	During the Term of this Agreement, Supplier will have and maintain in force insurance, including the following minimum requirements, in no way limiting Supplier’s liability to Sprint or Sprint Affiliates hereunder:
(a)	Commercial General Liability Insurance (including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards), with limits not less than [*****] combined single limit per occurrence and [*****] annual aggregate. Supplier will include Sprint and its Affiliates, Sprint officers, directors and employees as additional insureds and will provide proof of said insurance and limits within fifteen (15) days of the Effective Date and again within fifteen (15) days of the renewal or replacement of any insurance policy required herein.
(b)	Workers’ compensation as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed with an employer’s liability limit of not less than [*****] for bodily injury by accident or disease.

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(c)	Business auto liability covering ownership, maintenance or use of all owned, hired and non-owned autos with limits of not less than [*****] combined single limit per accident for bodily injury and property damage liability, including Sprint, its vehicle leasing vendor(s), officers, directors and employees as additional insureds.

(d)	Fidelity (crime), Employee Dishonesty and Computer Fraud insurance including coverage for employee dishonesty, extended by endorsement, if necessary, for loss to Sprint-Owned Property related to the performance of Services under this Agreement in an amount not less than [*****], naming Sprint as a third-party beneficiary.

(e)	Errors and Omissions or Professional Liability insurance including network security or cyber-liability coverage with limits of [*****] per occurrence. A “Claims Made” policy not renewed or replaced will have an extended reporting period or “tail” of not less than 2 years.

(f)	Umbrella/excess liability with limits of not less than [*****] combined single limit per occurrence and annual aggregate in excess of the commercial general liability, business auto liability and employer’s liability, including Sprint, its officers, directors and employees as additional insureds.
19.9.2	Before beginning performance, Supplier will obtain and maintain the required coverage with insurers with A.M. Best ratings of not less than [*****] and authorization to transact business in the state(s) where operations will occur. Upon request, Supplier will provide a certificate of insurance evidencing all required coverages are in force within limits required by this Agreement.
19.9.3	The amount of insurance required above may be satisfied, at Supplier’s option, through the purchase by Supplier of a separate excess umbrella liability policy together with lower limit primary underlying insurance. The Commercial General Liability coverages required above will provide for cross liability and severability of interest provisions.
19.9.4	Supplier waives and will require its insurers to waive all rights of recovery against Sprint, its directors, officers and employees, whether in contract, tort (including negligence and strict liability) or otherwise under Commercial General Liability, Automobile Liability, and Workers’ Compensation coverages.
19.9.5	Supplier will require each Subcontractor to maintain coverages, requirements, and limits adequate to insure their services from the time when the Subcontractor begins Services, throughout the term of the

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Subcontractor’s performance and, with respect to any coverage maintained on a “claims-made” policy, for two years thereafter. If the Subcontractor was previously engaged by Sprint and does not meet Supplier’s insurance standards, Supplier will not be responsible for any liability that is incurred as a result of inadequate limits or coverage or adherence to Supplier established insurance requirements.
19.9.6	The Commercial General Liability, Automobile, and Umbrella Liability policies will be primary to any insurance or self-insurance Sprint may maintain for acts or omissions of Supplier or anyone for whom Supplier is responsible. These policies may not be canceled without giving 30 days prior written notice to Sprint.
19.9.7	During the Term, Sprint will have and maintain in force insurance, including the following minimum requirements, in no way limiting Sprint’s liability to Supplier or Supplier’s Affiliates hereunder:

[*****]

[*****]

[*****]

[*****]

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19.9.8	[*****]

19.9.9	[*****]
19.10	No Publicity; Marks
19.10.1	No Publicity. Neither Party will release information about the existence of this Agreement, including its value, or its terms and conditions, through any media including but not limited to, the issuance of any news release, announcement, denial, or confirmation, except as required by applicable Law or a contract between a Party and a public stock exchange, including applicable securities laws and regulations. A Party must obtain prior written authorization from the other Party’s corporate communications department for any exceptions to this subsection. Nothing in this Agreement implies that Party will agree to any publicity. The Parties acknowledge that this Agreement constitutes a significant business event for each Party, and nothing in this Section 19.10.1 prevents a Party from fulfilling its information obligations in accordance with the agreements a Party has with an applicable stock exchanges.
19.10.2	Use of Marks. Supplier may imprint and supply Deliverables with Sprint trademarks, service marks, logos, brands, and trade names (the “Marks”) only as directed by Sprint and as authorized in this Agreement. Guidelines on how to apply the Marks will be provided to Supplier. Except as permitted under this Agreement, Supplier and Supplier Personnel will not display or use the Marks, including for Supplier’s promotional purposes, nor permit the Marks to be displayed or used by any third party. The Marks are proprietary to Sprint and nothing in this Agreement constitutes the grant of a license for use of the Marks. Supplier is not permitted to use the Marks, the Sprint name or the names of any divisions, business units, or names of any product or service, in any other manner.
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19.12	Relationship of Parties. Supplier and Supplier Personnel are independent contractors for all purposes and at all times. Nothing contained in this Agreement will be deemed or construed by the Parties, or by any third party, to create the relationship of partnership or joint venture between the Parties hereto, it being understood and agreed that neither the method of computing payment nor any other provision contained herein will be deemed to create any relationship between the Parties hereto other than the relationship of independent parties contracting for services. Except as may be specifically provided in this Agreement, including in a Statement of Work, neither Sprint nor Supplier has, and will not hold itself out as having, any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other. Supplier has the responsibility for, and control over, the methods and details of performing Services. Except as otherwise provided in this Agreement, Supplier will provide all tools, materials, training, hiring, supervision, work policies, and procedures, and be responsible for the compensation, discipline and termination of Supplier Personnel. As between Supplier and Sprint, and except as otherwise expressly provided in this Agreement, Supplier is responsible for the payment of all Supplier Personnel Compensation. “Supplier Personnel Compensation” means wages, salaries, fringe benefits, and other compensation, including contributions to any employee benefit, medical, or savings plan and all payroll taxes and unemployment compensation benefits, including withholding obligations.
19.13	Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, the invalidity will not affect the validity of the remaining provisions of this Agreement, and the Parties will negotiate in good faith a substitute for the invalid provisions a valid provision that most closely approximates the intent and economic effect of the invalid provision.
19.14	Subcontracting.
19.14.1	Process. Except as expressly provided in this Section 19.14, Supplier will not subcontract to any Subcontractor all or any material part of the Services without providing to Sprint prior written notice of the Subcontractor and the services to be performed. The notice will specify the Services affected; the scope of the proposed subcontract; the identity and qualifications of the proposed Subcontractor; and whether the proposed Subcontractor is to be authorized to further subcontract. Supplier will not, without Sprint’s prior express written consent, subcontract any part of the Services to any Sprint Competitor or Non-Approved Subcontractor. Other than to disaggregate the Services among Subcontractors, Supplier may subcontract without Sprint’s advance written consent: (i) for goods and services that are incidental to the performance of the Services and involve the anticipated expenditure under this Agreement [*****] within any one (1) year period; (ii) the proposed subcontract involves the transfer of no more than 200

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Supplier Personnel to the proposed Subcontractor; (iii) for goods and services with Approved Subcontractors identified in Exhibit S or in Additional Services Orders; or (iv) for the goods and services governed by the Initial Licenses or by the Initial Contracts assigned to Supplier. Any consent of Sprint will be given or withheld in writing within 30 days of Sprint’s receipt of Supplier’s notice and will, if withheld, contain the reasons for such withholding as well as any suggested alternative Subcontractors.
19.14.2	Performance. Each Subcontractor may perform only the specific Services described with regard to such Subcontractor in the written notice submitted by Supplier to Sprint (or, in the case of an Approved Subcontractor, specified on Exhibit S hereto). No material change may be made to the specific Services performed by a particular Subcontractor, and no material substitution, replacement, or change of Subcontractors may be made (except if Supplier is providing the Services instead of the Subcontractor), without providing Sprint advance written notice of the change. All performance of Services by each Subcontractor will at all times be in accordance with the terms and conditions of this Agreement. Prior to performing any Services, each Subcontractor will be bound by confidentiality restrictions in accordance with Section 13.1 hereof. Supplier covenants that its arrangements with Subcontractors will not prohibit or restrict any such Subcontractor from, at any time, entering into direct agreements with Sprint.
19.14.3	Responsibility. Supplier will be solely and exclusively responsible for supervising the activities and performance of each Subcontractor. Supplier and each such Subcontractor that Supplier uses will be jointly and severally responsible for any act or omission of such Subcontractor. Notwithstanding the fact that a Subcontractor or Affiliate of Supplier may be the party actually performing a particular Service or providing a particular portion of the Services hereunder, Supplier will at all times: (i) constitute the primary obligor for all of Supplier’s duties and obligations hereunder; and (ii) be liable and responsible as a principal for the performance of all of the duties and obligations of Supplier hereunder that Supplier may elect to subcontract to any of its Subcontractors or Affiliates, or to any other third party. Any Subcontractor chosen to deliver Services will be required to adhere to the standards, policies and procedures in effect under this Agreement at the time, whether these are Sprint’s or Supplier’s.
19.14.4	Liens. Supplier will promptly pay for services, materials, equipment or labor for which it is financially responsible under this Agreement. If Supplier fails to discharge any lien filed against Sprint premises for which Supplier is financially responsible under this Agreement within

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10 days after written notice is sent by Sprint, Sprint may discharge the lien without liability and assess all costs and expenses to Supplier.
19.15	Consents and Approvals. Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, confirmation, notice or similar action by either Party is required under this Agreement, such action will not be unreasonably delayed or withheld. Any such action by Sprint (including where such action is provided as being in Sprint’s sole discretion), will not be effective unless provided in writing (i) by a Sprint corporate officer at a vice president level or above or (ii) by individuals with other levels of Sprint authority, which specific categories of actions have been specified and approval level established, by the Governance Steering Committee. An approval or consent given by a Party under this Agreement will not relieve the other Party of responsibility for complying with the requirements of this Agreement, nor will it be construed as a waiver of any rights under this Agreement, except as and to the extent expressly provided in such approval or consent.
19.16	Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement will not affect in any way the right to require performance at any subsequent time. To be enforceable, a waiver must be in writing signed by a duly authorized representative of the waiving Party. The waiver by either Party of a breach of any provision of this Agreement will not be taken or held to be a waiver of the provision itself. Any course of dealing or performance by the Parties will not be deemed to amend or limit any provision of this Agreement.
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IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be executed by their duly authorized officers as of the Effective Date.

ERICSSON SERVICES INC.

By:

Name:

Title:

SPRINT/UNITED MANAGEMENT COMPANY

By:

Name:

Title:

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LIST OF EXHIBITS
Exhibit A Contract Definitions
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Exhibit A
CONTRACT DEFINITIONS
The following definitions apply to the terms set forth below when used in this Agreement:
“911 Assignment Services and Configuration Management” means any staffing, process, performance, systems, or consulting related to the order flow necessary to activate a Restricted Entity’s customer for 911 wireline, VoIP, wireless or converged wireline/wireless services.
“Acceptance” is defined in Section 7.4 of this Agreement.
“Acceptance Criteria” is defined in Section 7.4 of this Agreement.
“Advance Payment Invoice” is defined in Section 8.6 of this Agreement.
“Additional Services Order” is defined in Section 2.10 of this Agreement.
“Affiliate” means, as to a Party, any Entity that, directly or indirectly, controls, is controlled by, or is under common control with, such Party, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Entity that owns more than fifty percent (50%) of the outstanding voting securities of any other Entity will be deemed to control such other Entity.
“Agreement” means this Managed Services Agreement as amended from time to time and including the Exhibits attached hereto and any Attachments to any of the foregoing.
“Anticipated Divestiture” is defined in Exhibit N to this Agreement.
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“Auditors” means, with respect to Sprint, Sprint’s internal or independent third party auditors, inspectors, and regulators, such independent third party auditors designated by Sprint in writing from time to time, in its sole discretion. “Auditors” means, with respect to Supplier, the independent third party auditors designated by Supplier in writing from time to time, in its sole discretion.
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“Benchmarked Price” is defined in Section 8.7.3(b)(2) of this Agreement.
“Benchmarker” is defined in Section 8.7.3 of this Agreement.
“Benchmarking” means the process described in Section 8.7.3 of this Agreement.
“Business Day” means any weekday other than a day designated as a holiday under the Sprint holiday schedule as revised annually.
“Cable Order Management Services” means the consulting, creation, management, or staffing of the process or systems required to activate a Restricted Entity’s customer for wireline, VoIP, wireless or converged wireline/wireless services.
“Change Control Procedures” is defined in Exhibit M.
“Change in Control” means any change (resulting from a single transaction or series of related transactions) in the legal, beneficial, or equitable ownership, direct or indirect, such that control

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of Supplier is no longer with the same Entity or Entities as on the Effective Date, or the transfer of all or any substantial portion of Supplier’s business and assets. Solely for purposes of this definition, “control” will include the legal, beneficial, or equitable ownership, direct or indirect, of more than fifty percent (50%) of the aggregate of all voting or equity interests in Supplier.
“Class 5 End Office Features and Services Management” means any staffing, process, performance, systems, or consulting which would aid or enable a Restricted Entity’s switch to be provisioned to provide class 5 features for wireline services and/or VoIP services.
“CLEC and Management Services” means any staffing, process, performance, systems, or consulting related to managing relationships, escalations or complaints to LECs or CLECs for a Restricted Entity.
“Competitive Pricing” is defined in Section 8.7 of this Agreement.
“Compliance with Legal Status” is defined in Section 15.1.14 of this Agreement.
“Confidential Information” means (a) this Agreement and the discussions, negotiations and proposals related to this Agreement, and (b) information, whether provided directly or indirectly from the other Party (and, in the case of Sprint, from customers) in writing, verbally, by electronic or other data transmission or in any other form or media or obtained through on-site visits at Sprint or Supplier facilities and whether furnished or made available before or after the Effective Date, that is confidential, proprietary or otherwise not generally available to the public, including, without limitation, trade secrets, marketing and sales information, product information, technical information and technology, information about trade techniques and other processes and procedures, financial information and business information, plans and prospects, together with any excerpts, reports or documents prepared by or on behalf of the recipient of the information incorporating, referred to or reflecting, in whole or in part, any portion of any such information. The Sprint-Owned Property and Privacy Restricted Data will be considered Confidential Information of Sprint. Confidential Information does not include information that is: (i) rightfully known to the receiving Party before negotiations leading up to this Agreement; (ii) independently developed by the receiving Party without use of, access to, or relying on the disclosing Party’s Confidential Information; (iii) part of the public domain through no fault of the receiving Party or is lawfully obtained by the receiving Party from a third party not under an obligation of confidentiality; or (iv) free of confidentiality restrictions by agreement of the disclosing Party.
“Continuing Business” is defined in Section 2.9.3 of this Agreement.
“Contract Executive” is defined in Section 5.2 of this Agreement.
“Control” means the power to vote more than 50% of the voting interests of an entity, or ownership of more than 50% of the beneficial interests in income or capital of an entity.
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“Covered Technology” is defined in Section 9.2.1 of this Agreement.
“CPNI Rules” is defined in Section 14.3 of the Agreement.
“CPR” is defined in Section 7.8.1 of this Agreement.

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“Critical Milestone” means Supplier’s delivery of critical Deliverables or performance of critical Services pursuant to the milestone schedule set forth in Exhibit G.
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“Damages” means all claims, damages, losses, liabilities, costs, expenses, and reasonable legal fees.
“Default” is defined in Section 11.2 of this Agreement.
“Deliverable” means any tangible item delivered or produced by Supplier ancillary to providing Services under this Agreement that are identified by the Parties as a Deliverable, including any Developed Property. Deliverables may include, but are not limited to, tangible information incidental to or items which contain or embody the results of the Services performed under this Agreement.
“Designated Personnel” means the individuals who accept an offer of employment by Supplier as set forth in Exhibit L.
“Developed Property” means all system, application, method or other tangible or intangible work product that is the subject of Intellectual Property Rights and that is conceived or developed under this Agreement and paid for by Sprint and the Intellectual Property Rights therein, including without limitation, inventions conceived or reduced to practice and any resulting patents. For the avoidance of doubt work product is “paid for by Sprint” for purposes of this definition, if it is conceived or developed by Supplier (or its personnel or subcontractors) in the course of performing the Services.
“Disabling Device” means any timer, clock, counter, or other limiting design or routine or uncorrected known vulnerability that may cause software or any data generated or used by it to be erased, become inoperable or inaccessible, or that may otherwise cause such software to become temporarily or permanently incapable of performing in accordance with this Agreement, including, without limitation any Disabling Device that is triggered after use or copying of such software or a component thereof a certain number of times, or after the lapse of a period of time, or in the absence of a hardware device or after the occurrence or lapse of any other triggering factor or event or due to external input, including across a computer network.
“Disentanglement” is defined in Section 12.1 of this Agreement.
“Disentanglement Commencement Date” is defined in Section 12.2 of this Agreement.
“Disentanglement Plan” is defined in Section 12.3 of this Agreement.
“Disentanglement Services” means those services specific to the Disentanglement Plan as defined in Section 12 of this Agreement.
“Divested Business” is defined in Section 2.9.3 of this Agreement.
“Divestiture Period” is defined in Section 2.9.3 of this Agreement.
“Documentation” means, with respect to any particular part of the System or Services (each an “Item”): (i) all of the written, printed, electronic, or otherwise formatted materials that relate to such Items, or any component thereof; (ii) all user, operator, system administration, technical, training, support, and other manuals and all other written, printed, electronic, or other format

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materials that represent, demonstrate, explain or describe the functional, operational or performance capabilities of such Items; and (iii) all specifications, materials, flow charts, notes, outlines, manuscripts, writings, pictorial or graphical materials, schematics, and other documents that represent, demonstrate, explain or describe such Items.
“DOJ Order” is defined in Section 19.5.2 of this Agreement.
“Domestic” for purposes of wireless services includes the United States, Puerto Rico and the U.S. Virgin Islands.
“Effective Date” is defined in the preamble to this Agreement.
“Election Notice” is defined in Section 9.4.2 of this Agreement.
“Embedded Supplier Intellectual Property” is defined in Section 16.2 of this Agreement.
“Entity” means a corporation, partnership, sole proprietorship, joint venture, limited liability company or other form of organization.
“Essential Agreements” is defined in Section 12.4.2 of this Agreement.
“Exception Report” is defined in Section 7.4 of this Agreement.
“Excess Services Rates” is defined in Section 12.1 of this Agreement.
“Excluded Damages” is defined in Section 10.1 of this Agreement.
“Existing Property” means any system, application, method or other tangible or intangible work product that is the subject of Intellectual Property Rights, and the Intellectual Property Rights therein.
“Fees” is defined in Section 8.1 of this Agreement.
“Final Benchmark Report” is defined in Section 8.7.3 of this Agreement.
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“Force Majeure Event” is defined in Section 19.6.1 of this Agreement.
“Governance Model” is defined in Exhibit M..
“Governance Operations Committee” is defined in Exhibit M.
“Governance Steering Committee” is defined in Exhibit M.
“Highly Competitive Applications” is defined in Section 12.5.1 of this Agreement.
“Included Assets” is defined in Exhibit I.
“Indemnitees” means, with respect to a Party entitled to indemnification hereunder, (i) such Party and its Affiliates, and (ii) the officers, directors, elected and appointed officials, employees, agents, successors, and assigns of each of the foregoing.
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“Indemnifying Party” is defined in Section 9 of this Agreement.
“Infringement Claim” is defined in Section 9.2.1 of this Agreement.
“Initial Contracts” is defined in Section 4.2 of this Agreement.
“Initial Licenses” is defined in Section 4.2 of this Agreement.
“Initial Term” is defined in Section 11.1 of this Agreement.
“Insolvency Event” occurs, with respect to any Party, when such Party: (i) is dissolved or fails to pay for three (3) months, or admits in writing its inability to pay, its debts as they become due; (ii) makes a general assignment, arrangement, or composition agreement with or for the benefit of its creditors; or (iii) files a petition in bankruptcy or institutes any action under federal or State Law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian, or similar official for the winding up of its business (or has such a petition or action filed against it and such petition or appointment is not dismissed or stayed within thirty (30) days).
“Intellectual Property Rights” means intellectual or industrial property rights, and moral rights or similar or analogous proprietary rights, pertaining to a particular invention, work of authorship, symbol or other mark or designation indicative of source or quality, or other particular item of tangible or intangible property, arising under statutory or common law or by contract, in the United States or another country that recognizes such rights, whether or not perfected, now existing or hereafter filed, issued, or acquired, including: (i) patent rights associated with an invention and processes (including business processes), methods and apparati entailed by such invention (including, as applicable, the rights to make, use, sell, offer to sell, import into the United States, or have made, and the rights to file and prosecute patent applications and provisional patent applications); (ii) rights associated with works of authorship, including copyrights and mask work rights (including the rights to copy, adapt, distribute, display, perform, and create derivative works); (iii) rights relating to the protection of trade secrets and confidential information (including the rights to use and disclose); (iv) trademarks, service marks, trade dress, trade names, and design patent rights (including the right to goodwill appertaining thereto); (v) moral rights; and (vi) other rights analogous, similar, or comparable to those described by the foregoing clauses (i) through (v), and other proprietary rights relating to intangible property (including licensing rights and shop rights).
“Interest Rate” means one half of one percent (0.5%) per month or, if less, the highest rate permitted by applicable Law.
“Interface Developments” is defined in Section 16.1 of this Agreement.
“Internal Business Purposes” means the ordinary course of Sprint and its Affiliates business of providing services to itself and its customers including MVNOs, or other carriers associated with products and services provided by Sprint and its Affiliates. Internal Business Purposes does not include the right to license or sell individual intellectual property.
“Key Personnel” is defined in Exhibit L.
“Labor Fee Components” means the Other Labor Related Fee, the FTE Labor Related Fee, and the Excess IT Network Services Fee, each as defined on Exhibit N.
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“Late Invoices” is defined in Section 8.5 of this Agreement.
“Law” means all local, state and national laws and regulations, administrative orders, security rules, and all decrees, orders and injunctions of any court of competent jurisdiction. For the avoidance of doubt, “Law” applicable to the Services includes both (i) any Law of any jurisdiction that is applicable to Supplier’s performance of the Services and (ii) that would be applicable to the Services if performed by Sprint directly. Also for the avoidance of doubt, “Law” includes any Law governing the security, privacy or integrity of information identifying or describing any person.
“Lead Personnel” means the individuals identified as such on Attachment 4 to Exhibit L.
“Letter” is defined in Section 18.3.3 of this Agreement.
“Liability Cap” is defined in Section 10.2 of this Agreement.
“Listed Highly Competitive Applications” is defined in Section 12.5.1 of this Agreement.
“Losses” means: (i) costs, fines, judgments, settlements, awards, liabilities, losses, damages, and civil penalties incurred by or finally awarded against the Indemnitees; (ii) reasonable attorneys’ fees incurred by the applicable Indemnitees, in the case of litigation or arbitration; and (iii) out-of-pocket expenses reasonably incurred by the applicable Indemnitees in connection with the investigation or defense of such claims or demands.
“Machines” means computers and related equipment, including central processing units and other processors, controllers, modems, communications or telecommunications equipment, cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, transmission and retrieval of information and data.
“Malicious Technology” is defined in Section 15.1.6 of this Agreement.
“Marks” is defined in Section 19.10.2 of this Agreement.
“Net Price” is defined in Section 8.7.1 of this Agreement.
“Network” or “Sprint Network” means traffic-bearing networks, including Sprint’s wireless networks, wireline networks, corporate wide area network, electronic switched network, Internet or Intranet gateways, network services (electronic mail, voicemail) and associated computer and systems hardware, software, media, files and data bases maintained by Sprint.
“Network Operations Centers” or “NOCs” means one or more locations from which control is exercised over the Network.
“Non-Labor Fee Components” means all Fees other than the Labor Fee Components.
“Open Source License” means any license for Software that is “open source” or “copyleft” as those terms are commonly understood in the software industry, including, without limitation, any Software license that: (a) requires licensees to disclose or otherwise make available the source code for any Software incorporating, linking to or otherwise using the licensed Software or developed using such licensed Software; (b) is a version of the GNU General Public License or the GNU Lesser General Public License; (c) is a license designated by the Free Software Foundation as “GPL-compatible” (a list of which is currently set forth at http://www.fsf.org/licensing/licenses/index_html#GPLCompatibleLicenses); or (d) was

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approved as meeting the requirements of the Open Source Definition promulgated by the Open Source Initiative and currently set forth at http://opensource.org/licenses/index.html.
“Open Source Software” means Software that is or is intended to be subject to an Open Source License.
“Party” means either Sprint or Supplier, as the context so requires, and “Parties” means Sprint and Supplier, collectively.
“Pass-Through Expenses” is defined in Exhibit N.
“Pay Period” means one of the twenty-six two week periods each year beginning on a Saturday and for which Supplier issues payroll to its personnel performing services hereunder. Once Supplier establishes its cycle of Pay Periods hereunder it may not, without Sprint’s prior written consent, adjust the same so as to accelerate the time of payment by Sprint of any invoice.
“Phase 2 Start Deadline” is defined in Exhibit N.
“Pre-Paid Amount” is defined in Section 8.6 of this Agreement.
“Privacy Restricted Data” means any information about persons or entities that Supplier receives or derives in any manner from any source pursuant to this Agreement which concerns prospective, former, and existing customers and employees of (1) Sprint, (2) Sprint Affiliates, and (3) Sprint affinity marketing partners. By way of example, Privacy Restricted Data includes, without limitation, names, addresses, telephone numbers, electronic addresses, social security numbers, credit card numbers, customer proprietary network information (as defined under 47 U.S.C. § 222 and its implementing regulations), location information, frequent flier information, account information, credit information, and demographic information of the foregoing individuals.
“Process Documentation” means the materials created by Supplier in which the actions, processes and functions necessary for Supplier to perform the Services at the applicable Service Level are documented.
“Project Plan” is defined in Exhibit C.
“Proposal” is defined in Section 2.10.3 of this Agreement.
“Provided Resources” is defined in Section 3..3 of this Agreement.
“Renewal Term” is defined in Section 11.1 of this Agreement.
“Required Consents” means the required third-party consents for the Initial Contracts and Initial Licenses (if any) required to be obtained: (i) to novate, assign or otherwise transfer to Supplier the Initial Contracts and Initial Licenses; (ii) to grant Supplier the right to use and/or access the Initial Licenses in connection with providing the Services; and (iii) to assign or transfer to a Party or their designee(s) any Developed Property owned by that Party.
“Response Period” is defined in Section 2.10.4 of this Agreement.
“Restricted Services” is defined in Section 3.7.
“Right-To-Use Agreement” means an agreement between Sprint and Supplier where Supplier is allowed to use Systems and other assets belonging to Sprint to deliver the Services.
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“Safeguards” is defined in Section 14.4 of this Agreement.
“Sales and Use Taxes” means state and local sales and use taxes, including Arizona transaction privilege tax, Arkansas gross receipts tax, Hawaii general excise tax, Illinois retailer’s occupation tax, and New Mexico gross receipts tax.
“SAS 70” and “SAS 70 Audit” are defined in Section 18.3.3 of this Agreement.
“Service Area” is defined in Exhibit N.
“Service Credit” means a credit to which Sprint becomes entitled pursuant to Exhibits G or N as a result of Supplier’s performing Services at levels that do not meet or exceed any Critical Milestone or applicable SLA for such Services.
“Service Commencement Date” means June 27, 2011, which is the date when Supplier becomes responsible for delivering the Services.
“Service Level” means the specific performance metrics measuring the quality, efficiency or other metric regarding Supplier’s performance of the Services, as set forth herein, including such metrics designated as “Service Levels” or “SLAs” and such metrics designated as “Key Performance Indicators” or “KPIs.”
“Services” is defined in Section 2.1.3 of this Agreement.
“Software” means computer programs and program objects of any kind (including object code and source code, and any intermediate forms or versions thereof), program set-up and customization parameters and data, and the tangible media on which any of the foregoing are recorded.
“Special Excluded Developed Property” means any Developed Property (i) that is specifically identified by Supplier to Sprint prior to its use in providing the Services under this Agreement and (ii) as to which a waiver of IP ownership in the form prescribed by Sprint has been duly executed by a Sprint senior vice president or more senior executive. Despite any statement to the contrary in this Agreement, no Developed Property will constitute “Special Excluded Developed Property” in the absence of a duly executed waiver of IP ownership.
“Specifications” means the descriptions of the Deliverables and Services, their components, and their capacities, features, functions, or methods as set forth in this Agreement, and any Documentation provided to Sprint by Supplier in writing regarding these items.
“Sprint Affiliate” means (i) any entity, directly or indirectly, Controlling, Controlled by or under common Control with Sprint; (ii) any entity that has entered into an agreement to construct, manage, and maintain a wireless service network in a defined geographical territory and is authorized to sell telecommunication services in that territory under the “Sprint,” “Sprint PCS”, or “Nextel” brand name(s) or any successor brand name(s); (iii) any entity to which any Sprint Affiliate, as defined in clause (i) or (ii) of this definition, is required by law, regulation or contract to provide services or products; or (iv) any direct or indirect wholly owned affiliate of Sprint Nextel Corporation that is subsequently divested.
“Sprint Competitor” means any specific Entity (or specific business unit of an Entity, as the case may be) identified on Exhibit U hereto (as amended by Sprint from time to time no more than once per quarter; provided that (a) Sprint must provide Supplier 30 days written notice prior

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to the amendment so that Supplier may discuss with Sprint any additional Entity, and (b) any new Entity identified by Sprint must be similar in scope, scale, and type of business as those Entities previously identified on Exhibit U), and its respective successors and assigns and any affiliate continuing all or a portion of the business carried on by the specified entity.
“Sprint Contracted Third Party” is defined in Section 2.4.3 of this Agreement.
“Sprint Data” is defined in Section 12.7 of this Agreement.
“Sprint Environmental Goals” is defined in Section 17.3.2 of this Agreement.
“Sprint Infringement Claim” is defined in Section 9.3.1 of this Agreement.
“Sprint Late Claim” is defined in Section 8.5 of this Agreement.
“Sprint-Owned Property” means all tangible and intangible items or information that Supplier receives from Sprint or from a third party on behalf of Sprint or any Developed Property owned by Sprint.
“Sprint Relationship Manager” is defined in Section 6.4.1 of this Agreement.
“Sprint Resources” is defined in Section 3.3 of this Agreement.
“Statement of Work” means the descriptions of Services to be performed by Supplier hereunder as set forth in Exhibit C.
“Subcontractor” means any person (including any Supplier affiliate) other than Supplier who provides Services to Sprint on behalf of Supplier under this Agreement.
“Subsequent Designated Personnel” is defined in Exhibit L.
“Supplier” is defined in the introduction of the Agreement.
“Supplier Managed Services Manager” is defined in Section 5.2 of this Agreement.
“Supplier Competitor” means any specific Entity (or specific business unit of an Entity, as the case may be) identified on Exhibit X hereto (as amended by Supplier from time to time no more than once per quarter; provided that (a) Supplier must provide Sprint 30 days written notice prior to the amendment so that Sprint may discuss with Supplier any additional Entity, and (b) any new Entity identified by Supplier must be similar in scope, scale, and type of business as those Entities previously identified on Exhibit X), and its respective successors and assigns and any affiliate continuing all or a portion of the business carried on by the specified entity.
“Supplier Data” means (i) financial/accounting information (including costs, expenditures, billings collections, revenues and finances) of Supplier or Subcontractors; (ii) any data or information regarding the Supplier’s proprietary Systems used to provide the Services; (iii) human resources and personnel information of Supplier or its Subcontractors (iv) information with respect to third-party contracts or licenses of Supplier or its Subcontractors and used in the performance of the Services; (v) all information concerning the operations, affairs and businesses of Supplier; and (vi) Supplier Confidential Information.
“Supplier Intellectual Property” is defined in Section 16.2 of this Agreement.
“Supplier Personnel” means, at a given time during the Term, Supplier’s Account Manager, the Key Personnel, and all other employees of Supplier or of Subcontractors of Supplier who are

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then assigned or performing responsibilities in connection with providing the Services. An individual falling within such description is a “Supplier Person.”
“Supplier Personnel Compensation” is defined in Section 19.12 of this Agreement.
“Systems” means all computer, telecommunications and other technological systems of any kind used or relied upon by Supplier to deliver the Services. Unless otherwise specified in Exhibit E (Transformation), Systems do not include the telecom network platforms or applications (e.g., the Sprint Network), but do include computer, telecommunications and other technological systems for operations support of a telecom network.
“Taxes” is defined in Exhibit N.
“T&M Rates” means the time and materials rates for Services calculated as the lower of (i) the applicable hourly rates or (ii) the blended time and materials rate resulting from dividing the stated fixed price for those Services by the number of hours required to carry out the applicable Services.
“Term” (also referred to as the (“ASO Term”) is defined in Section 1 of the Additional Services Order between Clearwire and Supplier, dated May 16, 2011.
“Termination Date” is defined in Section 11.4 of this Agreement.
“Termination Notice” is defined in Section 11.4 of this Agreement.
“Third Party Suppliers” is defined in Section 13.1.2 of this Agreement.
“Transition Plan” means a project plan for the transition of the Services to Supplier that includes: tasks, activities, and projects required to transition, the particular individual responsible for the completion of each listed task, activity, and project, and the date by which such completion will occur.
“Usage Period” is defined in Exhibit I.
“Variable Fees” means, for any period, any portion of the Fees for that period other than the Fixed Fees.

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EXHIBIT B
Transition Plan
1.0	INTRODUCTION
1.1	This Exhibit B constitutes the transition plan (the “Transition Plan”), which describes the transition activities, actions, Deliverables, dependencies, resource requirements and approach related to Supplier’s transition of the Services.

1.2	Starting on the Effective Date and continuing throughout the Transition Period, Supplier will implement the Transition Plan and ensure the following items listed in Attachment 4 are completed: (i) the critical milestones that must be met for the successful completion of the Transition Project (the “Critical Milestones”), (ii) the dates by which the Critical Milestones will be met (the “Critical Milestone Dates”), and (iii) the deliverables for the Critical Milestones (the “Critical Milestone Deliverables”).

1.3	Except as expressly set forth otherwise, each Party will perform and complete its responsibilities, activities and actions in this Transition Plan. Unless expressly set forth otherwise, Supplier will perform all of its responsibilities required to successfully begin providing the Services and all transition requirements. On the Effective Date, Supplier will begin to accomplish the timely and orderly transition of the Services and complete such Transition at the end of the Transition Period. Pursuant to Section 2.2.2 of the Agreement, any failure by Supplier to complete a Critical Milestones on or before its Critical Milestone Dates may result in Clearwire, in its sole discretion, delaying the Service Commencement Date (“SCD”). In the event that the SCD is delayed due to Supplier’s failure to meet one or more Critical Milestones, and Clearwire is damaged as a result, then the matter will be immediately referred to the Governance Steering Committee for resolution, and to determine what, if any, penalty should be assessed against Supplier given the totality of the circumstances. In the event that a monetary penalty is assessed, then such penalty will paid by Supplier to Clearwire in the form of a credit against future invoices, as directed by the applicable Governance decision.

1.4	A description of the Attachments to this Exhibit B is as follows:

Attachment 1: Transition Responsibilities contains the Parties’ respective responsibilities for Transition.

Attachment 2: Transition Master Plan — Gantt shows the overview of the Transition project in Gantt chart form.

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Attachment 3: Change Control Board (CCB) describes the CCB composition and activities.

Attachment 4: Critical Milestones describes the Critical Milestones, Critical Milestone Dates, Critical Milestones Deliverables, and the Acceptance Criteria for the Critical Milestone Deliverables.
2.0	DEFINITIONS

Capitalized terms used but not defined in this document will have the meanings specified in the Agreement. The following defined terms used in this document will have the meanings specified below:
(a)	“Acceptance Criteria” is defined in Attachment 4 of this exhibit of the Agreement.

(b)	“Change Control Board” or “CCB” means is a committee that makes decisions regarding the proposed changes to the Transition. The Change Control Board does not have authority to amend the Agreement. The Change Control Board is managed by the Transition Managers and is constituted of project stakeholders or their representatives from both Parties. The CCB organization and process is outlined in Attachment 3 to this Exhibit B.

(c)	“Designated Personnel Transfer Date” is defined in Exhibit L to the Agreement.

(d)	“Governance Board” is defined in Exhibit M of the Agreement.

(e)	“In-Scope Contracts” means those contracts between Clearwire and third parties that will be transitioned to Supplier in one of the three dispositions of assignment, novate or agent for the purposes of Supplier’s provisioning of the Services as set forth in the Agreement.

(f)	“Milestone” means progress marker for the Transition Project that will indicate the completion of major Deliverables.

(g)	“Operations Manual” means the document that describes the operating processes and procedures relating to the performance of the Services; the Operations Manual encompasses all the Working Level Agreements (WLA), the Process Documentation, and an

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inventory of all processes associated to the operation. This is also known as the “Operations Binder”.

(h)	“Service Levels” is defined in Exhibit G of the Agreement.

(i)	“Third Party Suppliers” is defined in Section 13.1.2 of the Agreement.

(j)	“Transition Manager” means the individual designated by a Party to oversee the transition of the Services this Exhibit B.

(k)	“Transition Period” is the timeframe that starts at ASO execution and ends ninety (90) days post Service Commencement Date

(l)	“Transition Project Team” means the team that is managed by the Transition Managers and is constituted of project stakeholders or their representatives from both Parties. The team is responsible for defining and carrying out the transition responsibilities, and for securing the transition Deliverables.

(m)	“Transition Project” means the portion of the Services that will guide execution of the comprehensive list of tasks and Deliverables in the Transition Plan.

(n)	“Transition Service” means work plan for specific portions of the Transition Project, including tasks, Deliverables and schedules.

(o)	“WLA” or “Working Level Agreement” is a detail level document that describes the operating processes and procedures relating to the performance of the Services that assist Supplier in delivering, and Clearwire in receiving, the Services.
3.0	SUPPLIER’S OBLIGATIONS
3.1	Supplier will:
a)	Implement the Services and meet the Critical Milestones in accordance with the Acceptance Criteria by the end of the Transition Period in accordance with the Transition Plan;

b)	Achieve the Critical Milestones by, at the latest, the Critical Milestone Dates specified within Attachment 4 to this Exhibit B. For the purposes of this Section 4.1(b), a Critical Milestone will be deemed to be achieved when the Critical Milestone Deliverables

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satisfy the Acceptance Criteria for the relevant Critical Milestone. In the absence of agreed Acceptance Criteria, a Critical Milestone will be deemed to be achieved according to Section 7.4 of the Agreement.

c)	Propose, where appropriate, new Transition Services or amendments to existing Transition Services in order to achieve Transition more rapidly or more cost-efficiently for consideration (without any obligation to accept the same) by Clearwire;

d)	Ensure that each of the objectives as set forth in Section 4.2 of this Exhibit B are achieved;

e)	Maintain and update the Transition Plan, so that:
•	all updates to the Transition Plan will be subject to the prior written approval of the Clearwire Transition Manager and the Supplier Transition Manager;

•	Supplier will promptly incorporate any amendments to the Transition Plan required;

•	Supplier provides, via email, the updated version of the Transition Plan, including a list of all changes, on every Wednesday; and

•	neither party will unreasonably withhold approval for such changes.
f)	Allocate sufficient Supplier Personnel with appropriate skills to complete transition in accordance with Supplier’s obligations as set forth in this Exhibit B. For the avoidance of doubt, nothing in this Exhibit B will relieve Supplier from complying with its obligation to deliver the Services to meet or exceed the Service Levels at all times during the term as set forth in the Agreement.
3.2	Supplier will ensure an effective and orderly initiation of the Services in accordance with the Transition Plan and will ensure that the following are completed during the Transition Period:
a)	Perform a Transition Plan-level risk assessment applicable to the Services and develop a mitigation plan to ensure a stable environment for the Services in accordance with the Service Levels and the requirements as set forth in the Agreement;

b)	Implement, manage and update weekly the Transition Plan in accordance with the process as set forth in this Exhibit B;

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c)	Prepare the Operations Manual encompassing all the Working Level Agreements, as well as an inventory of all processes associated to the provision of the Services;

d)	Transfer and assign the Designated Personnel and Services to the Supplier’s Clearwire service delivery unit;

e)	Integrate Designated Personnel and establish the new employment relationship;

f)	Coordinate with Clearwire to minimize personnel and organizational disruption;

g)	Develop and implement financial processes, reporting and systems; and

h)	Complete asset and facilities-related transition activities.
4.0	CLEARWIRE OBLIGATIONS
4.1	Clearwire will, during the Transition Period, with its then existing resources:
a)	Use reasonable efforts to assist, facilitate and provide all necessary information requested by Supplier to support the Transition Plan activities, including but not limited to relevant Clearwire Data and contracts, Network and Systems usage profile, operational procedures, manuals and disaster recovery processes;

b)	Provide the necessary skilled resources to interface with Supplier’s Transition Services; and
4.2	Clearwire will, upon written request received from Supplier prior to the Service Commencement Date and with its then existing resources, continue to provide reasonable business support, and HR database updates, for up to four (4) months after the Service Commencement Date.
5.0	TRANSITION PLAN
5.1	The Transition Plan is set out in this Exhibit B. Each Party’s Transition Manager will manage that Party’s Transition responsibilities.

5.2	All Transition Services are included in the Fees. If a Change or additional Fees are requested, this request will be reviewed in accordance with relevant provisions as set forth in Exhibit M of the Agreement.

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5.3	The Transition Plan will be governed by the Governance Boards described in Exhibit M, including the Transition Managers from Clearwire and Supplier, with day-to-day responsibility for the management of the transition actions and activities delegated to the Transition Managers.

5.4	The Transition Managers will meet twice per week unless otherwise agreed and specified in this Exhibit B from the Effective Date until successful completion of all the transition activities, tasks and services as set forth in this Exhibit B. The responsibilities of the Transition Managers include:
a)	Oversight of that Party’s responsibilities under the Transition Plan, including allocating appropriate resources;

b)	Acting as first point of escalation on transition-related issues;

c)	For Supplier’s Transition Manager, Securing the Critical Milestone Deliverables in accordance with the timelines;

d)	For Supplier’s Transition Manager, monitoring and reporting on progress of the overall Transition Plan; and

e)	Convening and managing a Change Control Board.
5.5	Supplier’s Transition Manager will prepare detailed status reports for each meeting, which at a minimum will include:
a)	Details of all completed scheduled tasks;

b)	Details of all problems both resolved and unresolved, including all failures to achieve Acceptance Criteria;

c)	Activity status reports; and

d)	Risk management and mitigation efforts undertaken by Supplier.
5.6	Within five (5) Business Days after the Effective Date, Supplier will implement a formal approach to the identification and management of risk (including technical, schedule, commercial and legal risk) during the Transition Period. This process will be managed by Supplier with input from Clearwire. Supplier will ensure that the process identifies the risks to the smooth transition of the Services in accordance with this Exhibit B and mitigates to the greatest extent practicable any such risks identified.

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ATTACHMENT 1 TO EXHIBIT B
Transition Responsibilities
The Deliverables in this Attachment 1 will be provided as part of the Transition; however, these Deliverables will not be subject to Section 7.4 of the Agreement. Instead, these Deliverables will be provided as part of the Transition milestones in Attachment 4 to Exhibit B.

Service Name and Scope:
Integrated Project Management	Deliverables	Responsibility
This is the management of the Transition Services. The Integrated Project Management will last to the completion of all Transition Services Milestones, which then constitutes the end of the Transition Project.
	Master Project Plan (GANTT Chart)	Supplier

	Appoint Transition Manager, PMO staff and workstream leads	Supplier

Service Name and Scope:
HR and Communications	Deliverables	Responsibility
This is the Human Resources and Communications. The scope of this Service includes (but is not limited to):	Implement management of employee transfer	Supplier

	Transfer of people data	Supplier

	Finalize offer letters, policy match output, employment terms and conditions	Supplier

	Establish Payroll Services Procedure for Service Commencement Day	Supplier

	Implement benefits management process	Supplier

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Service Name and Scope:
HR and Communications	Deliverables	Responsibility
	Establish Transfer Administration	Supplier

	Perform Payroll Set-Up	Supplier

	Implement HR Management System (HRMS) database changes	Supplier

	Hold Welcome meetings and deliver packs, implement electronic On- Boarding	Supplier

	Establish New Employee Orientation (NEO) Program	Supplier

	Implement Initial Competence Analysis and Competence Management Plan	Supplier

	Define Supplier Recruitment strategy	Supplier

	Ensure Statutory Documents and Certifications are in place	Supplier

	Perform Statutory Risk Assessments	Supplier

	Perform Statutory Training	Supplier

	Implement Supplier Policies	Supplier

	Plan for Initial Briefings	Supplier

	Develop and Finalize Supplier External Comms	Supplier

	Develop and Finalize Supplier Internal Comms	Supplier

	Develop and Finalize Plan for Road Show	Supplier

	Perform Initial Briefings	Supplier

	Develop, finalize and Execute Comms Plan	Clearwire

	Execute Supplier External Comms	Supplier

	Execute Supplier Internal Comms	Supplier

	Provide employee lists and all relevant data; name, addresses, immigration status, and other information in a timely manner	Clearwire

	Continue to send termination lists between tell date and SCD	Clearwire

	Provide benefits information, compensation data, titles for each transitioned employee	Clearwire

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EXECUTION VERSION

Service Name and Scope:
HR and Communications	Deliverables	Responsibility
	Hierarchy and structure of current organization	Clearwire

	Execute Road Show	Supplier

Service Name and Scope:
Risk Management	Deliverables	Responsibility
This is the Employee Risk Management and Health and Safety Service. The scope of this Service includes (but is not limited to):	Implement Supplier risk management policies and procedures.	Supplier

	Implement Supplier environmental, health and safety policies and procedures	Supplier

	Develop fleet management transition plan to be ready for deployment post Service Commencement Date	Supplier

	Provide access to the Clearwire fleet management database	Clearwire

	Provide certification by transcript that all transitioned employees have completed safety training as required by Clearwire	Clearwire

	Provide certification that all transitioned drivers currently meet the Clearwire driver standard as to violations and accidents. Clearwire will provide a copy of a current Motor Vehicle Records check to Ericsson Risk Management.	Clearwire

	Develop claims transition plan to be ready for deployment post Service Commencement Date	Supplier

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Service Name and Scope:
Business Interfaces and Processes	Deliverables	Responsibility
This is the Business interface Service. This Service will document and implement the required interface between the Supplier and the retained organization and result in the issuance of the Operations Manual and applicable WLAs.
	Setup Transitioned Organization	Supplier

	Implement governance model	Supplier

	Document operational and service reporting	Supplier

	Create WLAs for functional delivery and administrative process	Supplier, Clearwire

	Operations manual (D)	Supplier

	Set up shared repository for Clearwire Standards and Policies, WLAs, and operations manual.	Clearwire

Service Name and Scope:
Assets	Deliverables	Responsibility
This is the assets Service. This Service will execute the asset management plan for all other assets required for full Service delivery. The scope of this Service includes (but is not limited to):	Provide access to Clearwire’s Vehicle Database to manage applicable vehicles	Clearwire

	Working Level Agreements for all RTU assets, as required	Supplier, Clearwire

	Asset Tracking	Supplier

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Service Name and Scope:
Assets	Deliverables	Responsibility
	Asset Return Planning	Supplier

Service Name and Scope:
Enterprise Real Estate (ERE)	Deliverables	Responsibility
This is the ERE Service. This Service will implement the ERE functions required by Supplier to manage the Services. The scope f this Service includes (but is not limited to):	Working Level Agreements, as required	Supplier

Service Name and Scope:
IT - Tools, IT/IS	Deliverables	Responsibility
This is the desktop IT Service and will address the following areas (but is not limited to):	Web access to Supplier apps (HR) from existing premises for the established organization.	Supplier

	• Enable HR apps via [*****]	Supplier

	• Ordering & shipping of [*****] (Support)	Supplier

	• Supplier café set-ups	Supplier

	Establish processes for IS/IT help desk support	Supplier/ Clearwire

	Provide Internet Connectivity to Clearwire provided, and Supplier	Clearwire

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Service Name and Scope:
IT - Tools, IT/IS	Deliverables	Responsibility
provided IT Assets at transitioned employee working locations [*****]

	Provide IT Assets to support backfill of headcount until Clearwire’s IS/IT tools can be transformed into Suppliers IT Environment	Clearwire

Service Name and Scope:
Supply Chain Management	Deliverables	Responsibility
This is the 3rd party procurement Service. This Service will define the Procurement Agent model in order to be operationally ready for service commencement. The scope of this Service includes (but is not limited to):
	Provide information about contractor (contract laborers; W2 and 1099) contracts, and other specific contractor details as requested, in a timely manner.	Clearwire

	Planning — Clearwire provides information concerning in-scope third parties, contracts and 2010-2011 spend by supplier. Including contact information for current suppliers	Clearwire

	Planning — Review in-scope agreements to ascertain if any obstacles prevent Ericsson acting as agent and establish where consent will be required from suppliers	Clearwire

	Planning — provide soft-copies of all in-scope contracts	Clearwire

	Planning — communicate ERP procurement process to Ericsson	Clearwire

	Planning — third party Communication Plan	Clearwire

	Planning — third party Communication Plan	Supplier

	Change Control Procedure for Contracts	Clearwire

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Service Name and Scope:
Supply Chain Management	Deliverables	Responsibility
	Create and send relevant third party consent letters to enable Ericsson to act as agent, including software license right-to-use	Clearwire

	Communicate which suppliers have consented and which have withheld consent	Clearwire

	Implementation — Contract Management (For Retained Agreements)	Clearwire

	Implementation — Procurement Agent model	Supplier

Service Name and Scope:
Finance	Deliverables	Responsibility
This is the Finance Service. This Service will implement the finance functions required by Supplier to manage the Services. The scope of this Service includes (but is not limited to)	Provide current cost center structures & HR data by cost center	Clearwire

	Establish Finance and Accounting systems	Supplier

	Establish Customer billing and payment interface	Supplier, Clearwire

	Establish taxation deliverables (sales and property only not personnel income taxes). Clearwire to provide Tax Exempt Certificate(s)	Supplier, Clearwire

	Agree mechanism and scope for capture and recharge of costs to Supplier during interim period for retained business administration	Supplier, Clearwire

	Develop time entry communication and training plan in conjunction with HR	Supplier

	Establish Reporting requirements	Supplier, Clearwire

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Service Name and Scope:
Security	Deliverables	Responsibility
This is the Security Service. This Service Supplier will implement the security functions required by Supplier to manage the Services. The scope of this Service includes (but is not limited to):	Ensure that each transitioned Clearwire employee receives an Ericsson badge	Supplier

	Ensure all data sent electronically between Clearwire and Supplier is adequately protected	Supplier and Clearwire

Service Name and Scope:
Regulatory	Deliverables	Responsibility
This is the Regulatory Service. This Service will implement the regulatory functions required by Supplier to manage the Services. The scope of this Service includes (but is not limited to):	Add any Supplier tasks related to regulations to WLAs, as required	Supplier

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ATTACHMENT 2 TO EXHIBIT B
Transition Master Plan — Gantt

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ATTACHMENT 3 TO EXHIBIT B
Change Control Board (CCB)

Purpose	The purpose of this CCB is to manage, coordinate and approve change requests to the Transition Plan baseline and exemptions within the Transition Project.

Responsible	Clearwire and Supplier Transition Managers

Driver	Transition Configuration Manager who is responsible for project revision control and provides traceability on all changes to deliverables at any point in time

Participants	Transition Managers, Configuration Manager, Change request originators, other participants as needed from both Parties.

Scope (See Note #2 below)	• Change request handling, assigning, following up and approving.

• Baseline (BL) handling, approving and BL change handling.

• Exemption handling, and informing and approving exemption requests.

Decisions (See Note #2 below)	The Transition CCB is authorized to decide on changes to the transition plan baseline, which have an impact on the transition scope time plan. If the participants from Clearwire and Supplier cannot reach an agreement, the Clearwire Transition Manager will have the authority to implement the Clearwire decision.

Output	• Change request log

• Decision log

• CCB memorandum

Frequency	Weekly
Note:
1.	The Change Control Board will function in the capacity as set forth in the above Table for the duration of the Transition Period. At the end of the Transition Period, the Change Control Board will cease all its activities and be closed.

2.	The Change Control Board does not have any authority to amend the Agreement and has authority only over non-material changes, i.e. shifting work without additional expenses incurred.

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EXECUTION VERSION
ATTACHMENT 4 TO EXHIBIT B
Critical Milestones

# Service	Critical	Critical Milestone		Critical Milestone
Area	Milestone	Deliverable	Acceptance Criteria	Date
1 HR and Comms	Provide offer letters and employment terms and conditions	For all Designated Personnel, provide personalized offer letters	[*****] [*****] [*****]	[*****] [*****] [*****]

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# Service	Critical	Critical Milestone		Critical Milestone
Area	Milestone	Deliverable	Acceptance Criteria	Date
2 HR and Comms	Payroll	For all Designated Personnel who has accepted Supplier’s offer of employment, perform a payroll run with the correct salary information, including correct benefits deductions in accordance with elections made by each employee during open enrollment.	[*****] [*****] [*****]	[*****] [*****] [*****]

3 Supply Chain Management	Contract Laborers	For all in-scope contractors, novated contracts	[*****]	[*****]

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# Service	Critical	Critical Milestone		Critical Milestone
Area	Milestone	Deliverable	Acceptance Criteria	Date
4 Supply Chain Management	Business continuity of sourcing function secured	Consents secured for all in-scope contracts	[*****]	[*****]

5 Supply Chain Management	ERP Readiness	Insure Clearwire’s ERP system readiness for use by transitioned staff.	[*****]	[*****]

6 IT Tools — IT/ IS	Web access to Supplier applications from designated existing premises for the established organization.	For designated mutually agreed existing premises, internet access is provided for the organization to access Supplier LAN applications	[*****]	[*****]

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# Service	Critical	Critical Milestone		Critical Milestone
Area	Milestone	Deliverable	Acceptance Criteria	Date
6a Security	Secure all Clearwire and Clearwire Customer related data under the provisions of Exhibit P and provide badges to transitioning Clearwire employees	(a) Confirm acceptable level of controls under the provisions of Exhibit P are placed on Clearwire data that will be sent to Supplier Systems. (b) Provide badges to transitioning Clearwire employees	[*****]	[*****]

7 Finance	Establish Finance and Accounting systems	Supplier’s finance and accounting Systems are in place to support planned invoicing and activity.	[*****]	[*****]

7a Assets	Establish Asset Tracking Mechanism	Supplier establishes system to track Clearwire provided Assets	[*****]	[*****]

8 Business Interfaces and Processes	Setup Transitioned Organization	Supplier’s organization structure documented and positions filled.	[*****]	[*****]

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# Service	Critical	Critical Milestone		Critical Milestone
Area	Milestone	Deliverable	Acceptance Criteria	Date
9 Business Interfaces and Processes	Operations manual	Supplier conducts ‘table-top’ workshops for all areas of the Services with touch-points between the Designated Personnel and retained personnel	[*****] [*****]	[*****] [*****]

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EXECUTION VERSION
EXHIBIT C
Statement of Work
1.	RELATIONSHIP TO MANAGED SERVICES AGREEMENT

This Exhibit C, Statement of Work (“SOW”), describes the scope of Services to be provided by Supplier to Clearwire.

All tasks, functions, and services that are consistent with or reasonably incidental, ancillary, customary, or necessary to and for the performance and receipt of — or reasonably inferable from — the Services described in this SOW are considered to be inscope.

Nothing in this SOW is intended to limit Sections 2.1.3 and 2.1.4 of the Agreement.

Capitalized terms used herein without definition are used as defined in the Agreement.

2.	RELATIONSHIP TO EXHIBIT D

Exhibit D, Responsibilities Matrix, supplements this SOW to facilitate successful delivery of Services by identifying the working level responsibilities of Supplier and Clearwire.

3.	ATTACHMENTS

The following Attachments are made a part of and incorporated into this SOW:
•	Attachment C-1, Quality Program

•	Attachment C-2, Contract Cost Controls
4.	GENERAL OVERVIEW

Clearwire’s network is described as being divided into six operational areas:
1.	The Radio Access Network

2.	Backhaul

3.	Transport

4.	Core IP Network

5.	Environmentals

6.	Operational Support Syss tem

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Collectively, these six operational areas are referred to as the “Network.” Unless otherwise expressly stated, the Services that Supplier will perform are for all six operational areas.

The Services are broken down into the following four broad categories applicable to all six operational areas of the Network:
A.	Governance, Service Management & Reporting

B.	Network Operations Management & Service Assurance

C.	Network Planning and Development

D.	Network Augmentation
5.	CLEARWIRE RETAINED AUTHORITY

For avoidance of doubt, Clearwire retains the exclusive right and authority over those subjects and items set forth in Section 5 of Exhibit M, Governance.

6.	CLEARWIRE STANDARDS & SPECIFICATIONS

Supplier will at all times comply with and abide by all Clearwire standards, technical requirements and specifications, policies and procedures pertaining to the operation, access to, maintenance, support, and repair of the Network (“Clearwire Standards”), including but not limited to all OEM technical requirements, specifications, instructions, manuals, methods and procedures for the operation, maintenance, support, and repair of components, elements, and software for which Supplier provides Services under the Agreement, ASO, and this SOW. Supplier and Clearwire will establish a repository for shared documentation prior to Service Commencement Date (SCD).

Supplier and Clearwire agree that Clearwire Standards, including any and all modifications made thereto throughout the Term will be made a part of and incorporated into this SOW.

There shall be a presumption that modifications made to Clearwire Standards, and Supplier compliance with those modifications, are within the scope of this SOW and do not materially affect Exhibit N Fees. In the event that Supplier believes that modifications to Clearwire Standards materially expand the scope of Services provided under this SOW and warrants a change to Exhibit N Fees, Supplier may raise the matter with via Governance procedures.

7.	QUALITY PROGRAM

Supplier, in the provision of Services, will at all times comply with the requirements of Attachment C-1, Quality Program.

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Attachment C-1 may be modified from time-to-time by written agreement of Supplier and Clearwire via the Governance process. All such agreed-upon modifications will be made a part of and incorporated into this SOW.

8.	CONTRACT COST CONTROLS

Supplier, in the provision of Services, will at all times comply with the requirements of Attachment C-2, Contract Cost Controls.

Attachment C-2 may be modified from time-to-time by written agreement of Supplier and Clearwire via the Governance process. All such agreed-upon modifications will be made a part of and incorporated into this SOW.

9.	GOVERNANCE, SERVICE MANAGEMENT & REPORTING
9.1	Governance.
The Agreement and Exhibit M establish a Governance Steering Committee, as well as other management committees (“Governance”).

Clearwire and Supplier’s Services includes full and pro-active participation in Governance and necessary to achieve the objectives and requirements of the Agreement and the ASO.
9.2	Management.
Supplier will be responsible for managing the delivery of Services to Clearwire. To facilitate Service delivery management — and in addition to its Governance responsibilities — Supplier’s Management Services will be appropriate and sufficient to manage the Services to satisfy the objectives and requirements of the Agreement and the ASO, as well as any new Projects that are added to the ASO.

The Parties’ authorized representatives will meet as agreed in Exhibit M Governance
9.3	Reporting.
9.3.1 Exhibit M Reporting. Supplier Services include providing the reports required by Exhibit M, Governance, and as may otherwise be required by the Governance committees.

9.3.2 Additional Reporting. Supplier will provide reports as reasonably requested by Clearwire concerning Supplier’s performance of the Services and Supplier’s compliance with the Agreement and the ASO.
10.	NETWORK OPERATIONS MANAGEMENT & SERVICE ASSURANCE

Supplier Services include Network operations, maintenance, support, and repair as set forth in this SOW.

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Supplier is responsible for operation of Clearwire’s Network Operations Center function, Change Management Control , and Tactical Assistance Center function, including for example operation and management of the ticketing management system and the creation and management of all change management requests.

With the exception of functions retained by Clearwire, Supplier will perform end-to-end Network repair responsibilities, from Incident or Dispatch tickets to resolution of any impairment to the Network, or Network services provided to Clearwire’s customers.

Supplier will plan, schedule, and execute all Network maintenance and change activities, and support management of supplies and spare parts as required to meet Network and service availability SLAs and KPIs defined in Exhibit G of the ASO and compliance with applicable Clearwire Standards.

Supplier will notify Clearwire if Supplier maintenance activities will, or are anticipated to have an impact to agreed SLAs or KPIs defined in Exhibit G of the ASO and compliance with Clearwire Standards.
10.1	Monitoring & Error Registration.
Supplier will perform all performance monitoring and error registration responsibilities to ensure all actions are taken in response to Incidents and Service Requests in the Network are documented by the creation of Event Incident and Dispatch Tickets.

Supplier will perform monitoring and alarm observation activities of the physical and service layers of the Network on a 24x7x365 basis, which includes:
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10.2	Incident Response, Repair, and Reporting; Change Management; Post- Mortem.
10.2.1 Monitoring & Resolution of Incidents by Severity Level. Supplier is responsible for notifying Clearwire of and monitoring, reporting, troubleshooting, and resolving network events per agreed to Working Level Agreements (WLA)
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and Clearwire Standards. For elements under third party control Supplier will manage troubleshooting, escalations and resolution. Supplier will be responsible for assigning the appropriate trouble severity level based on the failure(s) observed in the course of monitoring or as reported by Clearwire.
10.2.2 Trouble Tickets. Supplier is required to create a trouble ticket for each trouble event. Each trouble ticket will identify at minimum:
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10.2.3 Supplier will reference Clearwire severity levels in determining Trouble Severity Code Classifications of Network Incidents as set forth in Clearwire Standards
10.2.4 Response to and Resolution of Incidents: Service Level Expectations.
10.2.4.1 Supplier will use commercially reasonable efforts to comply with the service level expectations and Clearwire Standards. Supplier will perform end-to-end Network repair responsibilities, from Incident/Service Request Ticket creation/receipt to resolution of any impairment to the Network, or Network services
Supplier responsibilities include:
•	Act on outages to restore Network functionality either through on-site or remote restoration capabilities;

•	Provide on-site support for outage restoration when needed

•	Comply with all applicable requirements to resolve outage, and where additional capital or expense must be incurred to resolve any issue or Event, provide the appropriate funding request to Clearwire for approval;

•	Address escalations from Clearwire;

•	Incident related interfacing with Clearwire in case of major outages (outage escalations);

•	Interfacing with Clearwire customers for complaints and incidents escalated from Clearwire Customer Care, MVNO or other internal channels that handle such complaints or incidents
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•	Receive and manage Network specific Clearwire escalated tickets for investigation of suspected Network issues.
10.2.5 Incident Reports.
Supplier will complete an ‘Incident Report’ as per agreed Clearwire Standards or on reasonable request from Clearwire.
10.2.6 Post Mortem Incident Analysis.
Supplier will, in accordance with Clearwire Standards, will provide a post mortem Incident analysis after closure of a TS1, or as reasonably requested by customer for TS2 or TS3 Incidents. The post-mortem Incident analysis will be used to:
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10.2.7 Change Management.
Supplier will follow the Clearwire change management control procedures to initiate process, system, and/or Network changes. Supplier will coordinate with Clearwire and all associated stakeholders to ensure successful completion of change management control activities.
Supplier will notify Clearwire of change management activities in accordance with the risk levels defined in the Clearwire Standards.
10.3 Maintenance, Upkeep & Repairs.
Supplier will plan and perform Network maintenance including routine maintenance, preventive maintenance, and repairs.
10.3.1 Preventative Maintenance.
10.3.1.1 Inspection. Supplier will carry out preventative maintenance per Clearwire Standards. If no Standards exist for an Object of Service, Supplier and Clearwire will work jointly to define a Standard. Supplier will perform any needed Preventative Maintenance that it identifies during an inspection that needs to be performed. Supplier will raise an appropriate severity level trouble ticket, if Supplier identifies needed repairs that are beyond the scope of Preventative Maintenance. Supplier will keep records of all inspection visits including at minimum: date, time, location, elements/devices inspected, observations, and whether maintenance is required. Supplier will provide inspection records according to Clearwire Standards and a summary of inspections and actions taken as a result of each inspection.
10.3.1.2 Preventative Maintenance: Scope. “Preventative Maintenance” means the activities (including routine tests) intended to detect or anticipate possible incidents or hidden faults in the Network in order to guarantee compliance with service levels and the normal operation and function — to Clearwire and manufacturer specifications, along with resolution of any incidents detected, even if these do not involve unavailability of the service at that time.
Resolution of Incidents identified in the course of Preventative Maintenance includes the resolution of the problems and symptoms, either by means of spare parts or the on-site repair of the faulty element, supervision and coordination of technicians, documentation of activities leading to and of the repair, supervision and escalation of repair alerts, and monitoring of the repaired Device for normal operation and function.
Preventative Maintenance requires physical inspection of the Network, unless remote diagnostics are sufficient. Preventive maintenance shall take place in accordance with Clearwire’s Preventative Maintenance Plan.

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10.3.1.3 Exclusions. Preventative Maintenance does not include software updates, upgrades, or enhancements. Preventative Maintenance does not include equipment and/or service provided by Clearwire’s Network equipment suppliers under contractual warranties or maintenance and support contracts.
10.3.1.4. Preventative Maintenance Checklist/Records Retention. Supplier will utilize Clearwire’s Preventative Maintenance Checklist form — or other form as may be agreed to by the Parties — every time it performs Preventative Maintenance. One Checklist is required per site, identifying the Clearwire Network elements/devices inspected, action taken and all other information required by the Form as applicable. Supplier will retain Preventative Checklists for a period of two (2) years following the date of inspection at a particular location. Supplier will provide Preventative Checklists upon request of Clearwire.
10.3.1.5 Evaluation. Supplier and Clearwire will evaluate the effectiveness of the Preventative Maintenance Plan and Preventative Maintenance Checklist — and either party can recommend changes to them, if any, for review and approval.
10.4 Scheduling.
If there is any anticipation of interruption of service, the Supplier will follow the Clearwire Change Management Control process. In all cases, Supplier will make best efforts to minimize the impact on the users of the affected service.
10.5 Scheduled Maintenance.
10.5.1 Supplier Scheduled Maintenance Windows. Supplier will perform or direct all equipment routine maintenance, back-ups and upgrade initiatives and any potential service affecting changes will be performed and notification provided according to the Clearwire Change Management Control guidelines.
10.5.1.1 Change types include:
Standard — A Standard change is a change that follows an established path for implementation, using a Change Request (CR), timeline, test plans and acceptance plans. Approval is required by the Clearwire point of contact to the NOC or a person nominated by the Clearwire point of contact.
Emergency — An Emergency change requires a repair to an element or application due to loss of redundancy or other compromised functionality that may be performed during the next scheduled maintenance window. Approval is required by the Clearwire point of contact to the NOC or a person nominated by the Clearwire point of contact.

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10.5.1.2 Maintenance activities impacting shared platforms cannot be denied. However, Clearwire may request to negotiate when the maintenance is to be performed if there is a valid concern.
10.5.1.3 Clearwire may negotiate the scheduled/demand/emergency maintenance activities on network platforms that are shared by Supplier with Clearwire, based on needs of the business.
10.5.2 Scheduled Maintenance Activity.
Clearwire will notify Supplier, in accordance with the applicable Working Level Agreement, of any planned maintenance or any potential service affecting change to equipment or facilities that may have an impact on Supplier’s ability to successfully perform the Services as per this Scope of Work.

Similarly, Supplier will notify Clearwire, in accordance with the applicable Working Level Agreement, of any planned maintenance or any potential service affecting change to equipment or facilities that will impact Clearwire services.
10.6 Software Updates, Upgrades & General Releases; Custom Feature Development Releases
10.6.1 Update, Upgrades, and General Releases. Supplier will plan, manage, deploy, and install Network software Updates, Upgrades, and General Releases. For each Update, Upgrade, and General Release, Supplier will comply with Clearwire and/or Clearwire vendor methods of procedure and installation guides for the deployment and installation of Updates, Upgrades, and General Releases. Supplier will provide testing support of Custom Feature Development. Clearwire will notify Supplier of Custom Feature Development that may affect Supplier Services. Supplier will plan for and support the deployment and installation of Custom Feature Development.
10.6.2 Exclusions. Services under this Section 10.6 do not include services provided by Clearwire’s Network vendors under contractual warranties, maintenance and support contracts, software licensing, software development agreements and the like to develop, deploy, or install software Updates, Upgrades, General Releases, or Custom Feature Development Releases. However — with the exception of development — Supplier is expected as part of the Services to plan for and manage such third-party vendor activities.

10.6.3 Definitions.
“General Release” refers to a comprehensive software package that replaces a previously installed version of licensed software and which contains substantial improvements and/or additional features, functionality, and capabilities. General Releases may incorporate previous Upgrades.
“Upgrade” refers to a periodic software package that replaces a previously

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installed version of a product with a newer version of the same product and is narrower in scope than a General Release. Upgrades typically deliver new features, functionality, or capabilities, and in some cases fix existing problems.
“Update” refers to an ad hoc or periodic maintenance release and is generally used to improve or fix licensed software, including for example bug fixes, workarounds, temporary fixes, patches, and updates. Updates typically do not provide a full software package installation — although may be included in General Releases and/or Upgrades.
“Custom Feature Development Release” refers to a software release to provide new functionality and/or capabilities requested by Clearwire of a third-party supplier (typically under a statement of work) with respect to software licensed or owned by Clearwire.
10.7 Lab Test, FOA, and GA Support
10.7.1 Testing of Release Candidates. Supplier will assist Clearwire in the planning and testing of Release Candidates for which Supplier provides Services and on Clearwire platforms that may affect Network operations and performance or which require commissioning and provisioning Services in connection with Services provided by Supplier. “Release Candidates” refers collectively to Updates, Upgrades, General Releases, and Custom Feature Development Releases.
10.7.2 Lab through GA. Testing of Release Candidates includes testing in Clearwire labs, testing in production environments, First Office Application, and General Acceptance testing.
Supplier will conduct operational readiness testing, and recommend to Clearwire approval of GA for new products and major infrastructure Software and hardware upgrades in accordance with requirements provided by Clearwire.
Supplier responsibilities include the following:
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Overall responsibility for successful completion of FOA and liaison with third party infrastructure vendors to resolve issues which arise during FOA execution are the responsibility of Clearwire.
10.8 Commissioning & Integration: Hardware, Software, Services, and Facilities.
10.8.1 “Commissioning” refers in general to the process by which Network and non-Network elements (hardware, software, services, and facilities) are configured and introduced into the network according to design objectives and/or specifications.
10.8.2 “Integration” refers to the progressive linking and testing of Network and non-Network elements to merge their functional and technical characteristics into a comprehensive, interoperable system, allowing data existing on disparate systems to be shared or accessed across functional or system boundaries — for example a system, architecture, or solution for Network management that standardized both format and functional meaning of alarms, parameters, statistics, tests, software images, controls, and actions to receive, process, and display information multiple devices regardless of vendor.
10.8.3 Commissioning, Integration, and Operational Readiness Test Plans. Supplier will perform the commissioning and integration of hardware, software (including Release Candidates), services, and facilities to Clearwire Standards within or for introduction into the Network in compliance with Clearwire Standards including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls”.
Supplier will develop operational readiness test plans and perform Unit Testing, Enterprise Testing, System Testing, and Systems Integration Testing to Clearwire Standards as part of Supplier’s commissioning and integration Services.
Without limiting the foregoing, Supplier will perform commissioning, testing and integration of all OSS additions, enhancements, and modifications.
In instances where Commissioning and Integration Services are to be performed by a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.8.4. Definitions.
“OSS” refers collectively to Operational Support Systems which are used to configure, manage, maintain, and collect information from and about the network.
“Unit Testing” refers to testing conducted by Supplier to determine the functionality of sections or modules of code.

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“System Testing” refers to testing conducted by the Supplier’s developers to determine the functionality of hardware, software, and services without interfacing with other applications.
“Systems Integration Testing” refers to static and dynamic testing which validates the systems integration activities that address the integration of hardware, software, and services and the impact of changes on the current live environment and verify functional requirements.
10.9 Configuration Management.
At commencement, Clearwire will provide Supplier with existing network configuration data. Thereafter Supplier will:
10.9.1 Maintain a concise and accurate depiction of logical and physical Network topologies;
10.9.2 Document the location and configuration of all Network elements;
10.9.3 Track Network element and configuration changes, including: (a) inputting the Change Requests, recording progress, and completion in the CMC tracking system (e.g.,NTM), and (b) acceptance of operational readiness;
10.9.4 Update Network and asset information upon operational acceptance, including: (a) ensuring the asset tracking application is updated, and (b) all Network configuration and topology is updated to reflect the most current utilization; and
10.9.5 Provide reports in accordance with the Governance processes, or at Clearwire’s reasonable request, which clearly articulate Network asset configurations and locations.
10.10 Software License Management & Compliance
Supplier is responsible for software license compliance and management, including following activities:
•	Monitoring, filing, tracking and managing Supplier’s use of software licenses; and

•	Report Supplier license compliance and anomalies to Clearwire including recommendations to purchase additional license capacity or curtail usage where necessary to restore or continue to maintain license compliance.
10.11 Optimization of Network Elements.

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10.11.1 “Optimization” refers to the configuration or reconfiguration of Network elements, Non-Network elements, or facilities to enhance or sustain performance, capacity or coverage in the Network, improve efficiency or utilization; reduce operating costs, or allow for tenant co-location.
10.11.2 Supplier will optimize Network elements in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.” In instances where optimization services are to be performed by a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.12 Trial Support.
Supplier will provide Services to support Clearwire trials of new Network hardware, software, services, and facilities, including for example, monitoring and error registration, planning, engineering, test planning and assistance (Clearwire lab and pre-production field tests), provisioning, commissioning, integration, and optimization in compliance with Clearwire Standards at no additional fee unless the work degrades Supplier’s ability to perform services with existing personnel and resources. In instances where decommissioning activities are to be performed by a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion — also in compliance with Clearwire Standards.
10.13 Hardware Decommissioning.
At the request of Clearwire, Supplier will decommission Network equipment and oversee the removal of equipment and/or the restoration of the property to a preexisting condition as required by Clearwire and/or Clearwire’s landlord. Supplier will perform all decommissioning activities in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.” In instances where decommissioning activities and equipment removal are to be performed by a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.14 Network Property Management.
10.14.1 General. Supplier will provide Network property management Services in compliance with Clearwire Standards — and in coordination with landlords, utilities, and regulatory authorities as necessary — including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.” In instances where property management activities are to be performed by a third

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party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities (including coordination with landlords and utility companies) and ensure satisfactory completion — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.14.2 Lease Compliance. All Services must be provided in compliance with Clearwire leases and underlying property rights; Clearwire will promptly make leases available to Supplier upon request.
10.14.3 Principal Point of Contact for All Property Matters; Landlord Dispute Resolution. Supplier will be the principal point of contact for all landlords and utility companies, including for example, managing lease obligations, extensions, terminations and the resolution of disputes and payment issues. Supplier will ensure that all disputes are escalated in a timely fashion, and take proactive steps to avoid loss of the lease or service interruption. To support these responsibilities, Supplier will establish and manage a hotline (0700 — 1800 Central, Business Days) and ticketing system to receive, route, and resolve landlord issues.
10.14.4 Lease Negotiations. Supplier will negotiate leases on behalf of Clearwire, as requested and authorized by Clearwire. Supplier will timely process and manage all lease-related documentation and notices, including applicable lease event notifications, compliance renewals, expirations and terminations — as well as execution of estoppels, Subordination, Nondisturbance and Attornment (SNDA) agreements, memorandum of agreements (MOAs). Supplier will arrange and / or confirm insurance coverage with landlords or other interested parties with Clearwire’s approval and at Clearwire’s expense.
10.14.5 Lease, Utility and Site Related Payments. Supplier will process and ensure that information related to lease, utility, tax, and other site related payments is provided to Clearwire. Clearwire will fund and make all such payments.
10.14.6 Regulatory & Zoning Matters. Supplier will Use reasonable efforts to resolve zoning and regulatory issues; and ensure that unresolved disputes are escalated in a timely fashion and take proactive steps to avoid loss of the lease or service interruption. Supplier will be responsible for permit and zoning renewals on behalf of Clearwire. Clearwire will fund permit and zoning renewals.
10.14.7 Clearwire Databases. Supplier will: Update information in the Clearwire property management applications in a timely manner; Monitor and update landlord changes to Clearwire databases to facilitate lease payments; promptly upload lease and applicable regulatory documents into applicable Clearwire systems; audit Clearwire databases for lease setup and payment errors.
10.14.8 On-Air Site Management. Supplier will provide site and project management for On-Air Sites that are raised by landlords, municipalities, or other

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regulatory bodies, or that arise as a matter of compliance or safety. Upon receipt of notification of an issue, Supplier will develop scope, schedule, cost and resource plans in concert with applicable stakeholders for Clearwire’s approval. Upon Clearwire’s approval, Supplier will execute the plan to completion and close-out the project pursuant to Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.15 Regulatory Compliance Support.
10.15.1 Regulatory Filings. Supplier will provide Network information, including information pertaining to Network sites, to Clearwire upon Clearwire request to support Clearwire regulatory filings, responses, and reports. Supplier will not submit regulatory filings, responses, or reports directly to regulatory agency otherwise directed in writing by Clearwire. For microwave backhaul network upgrades, provide frequency coordination analysis and PCN information and FCC license application information for each link as required.
10.15.2 CALEA. Supplier will not knowingly perform activities that would cause the Network to cease being compliant with CALEA.
10.15.3 FCC Radio Frequency and NEPA Compliance. Supplier will ensure that all Services comply with FCC regulations, including but not limited to FCC radio frequency and FCC National Environmental Policy Act regulations. Supply will comply with all Clearwire Standards concerning FCC regulations and all other regulatory compliance matters.
10.15.4 Substantial Services. Supplier will ensure all Services will meet the agreed to SLAs for service restoration on Substantial Service sites as defined in Exhibit G.
10.16 Numbering.
Supplier will ensure that adequate telephone numbering resources are available to Clearwire. Supplier will consult with Clearwire on all matters involving interpretation of number administration rules and policies, and Clearwire will make all final decisions on such interpretations. Supplier will provide necessary data, analysis and support for formal interaction with regulatory authorities affecting number administration issues, such interaction to be directed by Clearwire.

Supplier responsibilities include:
•	Ordering numbering resources — includes analysis, research, preparation, and submission of the appropriate paperwork to the industry number administrators. Supplier will analyze each rate center in their respective areas to determine when and how many blocks to order.

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•	Entering and maintaining numbering resources — upon receipt of numbering resources from industry administrators, Supplier will enter number blocks into all internal and external databases. The maintenance also includes the number moves/augments to ensure availability for customer assignment.

•	Managing numbering issues — Supplier will perform research and troubleshoot numbering issues submitted by Clearwire Customer Care and other Clearwire channels.

•	Managing numbering projects — Supplier will support deployment projects with numbering impacts including mobile code re-homes, voicemail re-homes, and large scale audits.
10.17 Security Management.
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10.18 Business Continuity & Disaster Recovery.
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10.19 Vendor Contract Management.
10.19.1 Supplier as Clearwire-Designated Agent for Managing Third-Party Network Vendor Contracts. Supplier will manage Clearwire’s Network vendor contracts.
10.19.1.1 Clearwire is responsible for all communications with Clearwire network vendors to secureconsents from those vendors for Supplier to act as Clearwire’s agent (“Required Consents”). Supplier will cooperate with Clearwire to obtain such Required Consents from Clearwire Network vendors to enable Supplier to provide Network vendor contract management Services to Clearwire.

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10.19.1.2 Supplier will provide Network vendor contract management Services in compliance with Clearwire Standards —including all requirements of Attachments C-1 (“Quality Program,” and C-2, “Contract Cost Controls.” In instances where Services involve activities performed by a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion of the Services — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”
10.19.1.3 As part of its Network vendor contract management Services, Supplier will:
•	Provide material forecasts and labor forecasts for any services contracts;

•	Manage the third party relationship including day to day interactions, monitoring contract compliance, escalating performance issues to Clearwire and reporting all performance indicators through the Governance process;

•	Manage all applicable terms and conditions and in-scope obligations contained within the contract for the term of the contract;

•	Manage applicable contracts on a day-to-day basis (e.g. deliveries and licenses);

•	Monitor and provide Clearwire with reports regarding third party SLA performance and contractual compliance;

•	Provide support to Clearwire during the re-negotiation of third party contracts, if needed;

•	Receive Clearwire provided training for the purchasing and contracting processes and systems;

•	Supplier will create purchase requisitions in Clearwire’s tools for in scope contracts. Clearwire will review, approve and issue purchase orders;

•	Supplier will expedite and track orders from each third party as needed to perform the Services;

•	Supplier will enter receipt or perform the receiving function for purchase orders fulfilled in Clearwire system;

•	Supplier will enter receipt of services into a comparable Clearwire Tool and notify Clearwire personnel of services performed;

•	Supplier will be responsible to reconcile match exception issues that are preventing payment to the vendor; and

•	Supplier will notify Clearwire Purchasing team if a change order is required on an existing purchase order, and Supplier will follow purchase order modification process as defined by Clearwire.

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10.19.1.4 Required Consents.
In the event that a Required Consent cannot be achieved within a reasonable time, the matter will be escalated to the Governance Steering Committee for resolution. Supplier will assist in developing proposed “work-arounds,” temporary or permanent, to address such delays. These proposals will be reviewed at the Governance Steering Committee. Until the Required Consent is received Clearwire will retain responsibility for the activities under the applicable contract.
10.19.2 Network Vendor Contracts Assigned to Supplier.
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10.20 Reserved.
10.21 Sales/MVNO Support.
Supplier will provide support to Clearwire’s Sales & MVNO Support organizations by providing certain information and reports concerning [*****] and coverage, as well as Network planning, design, commissioning, integration, optimization, monitoring, error registration, and incident resolution Services. Supplier and Clearwire will agree upon processes and procedures for Sales & MVNO Support organizations support.

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Sales organization support activities will typically include:
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11.	NETWORK PLANNING & DEVELOPMENT
11.1	“Macro” Planning.
Supplier will provide capacity, coverage, and performance data to support Clearwire’s macro planning of the Network. Supplier will support optimization planning by providing opportunities to improve performance through configuration changes. Supplier will provide lifecycle risks and recommendations on software and hardware upgrades. Supplier will support all other reasonable data and analysis requests in support of macro planning activities. Among other things, Supplier will:
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11.2	Operational Planning & Engineering; Market-Level Operational Plans.
Supplier will provide operational planning and engineering for market-level build/augment, optimize, and upgrade plans incompliance with Clearwire Standards including all Clearwire network design guidelines and requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.” In instances where operational planning and engineering services in connection with market-level plans are to be performed by or in cooperation with a third party contracted either by Clearwire or by Supplier, Supplier will coordinate these activities and ensure satisfactory completion — also in compliance with Clearwire Standards, including all requirements of Attachments C-1 “Quality Program,” and C-2, “Contract Cost Controls.”

As part of its Services, Supplier will:
•	Ensure Clearwire inputs, requirements and standards that have been communicated to Supplier are addressed in operational planning;

•	Conduct Network performance analysis, and any related activities necessary to develop an operational plan;

•	Perform lifecycle activities to ensure the versions of all the Network elements comply with Clearwire recommendations and vendor warranty requirements;

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•	Prepare Engineering Change Notice (ECN) (or similar documents) that explain the need for the installation, Equipment requirements, overall schedule, approximate costs and make such documents available to Clearwire upon request;

•	Prepare a rollout schedule that identifies realistic and achievable dates and make such schedules available to Clearwire upon Clearwire request;

•	Perform detailed engineering necessary for completion of operational plans, maintain schedules, identify associated risks, and make such documents available upon Clearwire’s request; and

•	Deliver solution proposals in a reasonable timeframe depending on the complexity of the request. Supplier proposals must include justification that the most cost efficient solution for Clearwire has been proposed to meet the requested performance and time requirements

•	Submit capacity augment proposals and include the Network impact risk if the proposal is not approved in a timely manner.
11.3	Design & Development
Supplier will provide end-to-end design and development support for proposed Network additions, replacements, augments, improvements, and upgrades, including for example the addition of new technologies, systems, services, platforms, equipment, and software. Supplier will also assist Clearwire’s development of concept, business case, operational and technical requirements, management requirements, and training requirements for any such proposed work — in addition to Supplier’s planning, commissioning, testing, integration, and optimization Services.

12.	AUGMENTATION
12.1 Definition. Augmentation refers to the addition of Network elements, non-Network elements and facilities to augment the performance, capacity, and coverage of the Network. “Augments” may either be hardware, software, services, civil works, or any combination thereof.
12.2 Clearwire Funding. Clearwire will fund the capital expenditures to acquire Augments.
12.3 Supplier will provide Services as described in this SOW for Augmentation, such as planning, testing, commissioning, configuration management, integration, optimization, and property management; Supplier is not required to perform civil works, architecture or engineering services, or obtain leases, zoning permissions, permits or the like. Supplier is only required to provide Augmentation work that can be performed by the Designated Personnel or the then existing equivalent supplier resources or as funded by Clearwire.
13.	IN-FLIGHT PROJECTS
Supplier and Clearwire will jointly establish an agreed list of In-Flight Projects and a methodology to maintain accuracy of the list, prior to Service Commencement Date

[*****]	Confidential — Subject to Nondisclosure Obligations
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(SCD). [*****] is only required to carry out In-Flight project work that can be performed with existing Supplier personnel and resources without degradation of the Services.

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EXECUTION VERSION
ATTACHMENT C-1
TO
EXHIBIT C, STATEMENT OF WORK
— QUALITY PROGRAM —
I.	GENERAL
Supplier shall develop and implement a Quality Program to ensure that (1) Supplier’s Services comply with Clearwire Standards, and (2) Third-Party Deliverables comply with contractual specifications and requirements.
“Clearwire Standards” has the meaning ascribed in Exhibit B to the ASO.
“Third Party Deliverables” refers to good and services provided by third party vendors under agreement either with Supplier for purposes of Supplier providing Services to Clearwire, or under agreement with Clearwire in connection with the Network and/or non-Network elements for which Supplier is providing Services.
II.	THIRD-PARTY DELIVERABLES
Supplier will ensure that all Third Party Deliverables comply with contractual specifications and requirements — and in the absence of written specifications and requirements, with industry standards and best practices.
Supplier will maintain documentation sufficient to demonstrate Third Party Deliverables comply with specification and requirements, and with industry standards and best practices. Supplier will maintain that documentation for the period of time sufficient to support any warranty claims or claims of non-compliance with applicable maintenance and support agreements.
Nothing in this Attachment C-1 limits Supplier’s responsibilities under Exhibits C or D, including Supplier’s responsibilities for managing third-party contracts.
III.	QUALITY PROGRAM REQUIREMENTS
Within 60 days of execution of the ASO, Supplier and Clearwire will jointly work to create a Quality Program. Supplier and Clearwire may agree to modify the Quality Program from time-to-time during the ASO Term.
The Quality Program should, unless otherwise agreed to by Supplier and Clearwire, address at least the following subjects:
1) Installation Guide & MOP Version Control

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2) Publication of guidelines and “lessons learned” to improve Quality Program execution.
3) Training & Certification of Supplier Personnel and of Supplier Subcontractors and Vendors.
(a) Training on Installation Guides, MOPs, and all other relevant practices and procedures; plus Hands-On training with actual equipment.
(b) Microwave training for all individuals responsible for management, installation, pathing, and maintenance of microwave equipment, including Hands- On trainging.
(c) Advanced microwave training (e.g., Dragonwave/Ceragon/E-Band/Bridgewave) for all Field Technicians and R&M Pathing Crews working on key components in operational mode; including Hand-On training.
(d) Core IP training for all Field Technicians, contractors and vendors that work on key components in the Core IP network in operational mode; including Hand- On training.
(e) Enforcement of certification program: e.g., individuals certified for a period of one (1) year from training dates; Supplier to track certifications, provide recertification trainings, and prohibit non-certified persons from working on Clearwire components.
4) Construction Drawings & Configuration Data Sheets
(a) An agreed-upon A&E Standard and Template to be utilized by Supplier and A&E vendors.
(b) An agreed-upon Standard Configuration Data Sheet to be utilized for conveying configuration changes. (The Configuration Data Sheet would be used as supplemental data to CDs in construction or installation activities.)
5) Standards for shipping and handling of Non-NIC Materials
6) Standards for shipping and handling NIC Equipment
7) Quality Assurance: Construction Delivery & Acceptance
(a) Forms:
•	NTP Checklist

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•	Construction Quality Checklist

•	Pathing Checklist

•	MPLS Checklist

•	Pre-commissioning checklist

•	Accept and Test Protocol

•	Final Close-out
(b)	Milestone Delivery:
(i) Notice to Proceed (NTP Checklist)
•	AZP is complete

•	Regulatory is complete (NEPA or NPA Letter, SHPO, Phase 1 where required)

•	Landlord has issued a formal Notice to Proceed acknowledging Clearwire’s right to start Construction.
(ii) Construction start:
•	All AZP Predecessors actualized (or appropriate exceptions.)

•	All equipment (NIC & NON-NIC) is in possession of GC, and confirmed by GC.

•	Contractor begins material work on-site confirmed by photos or field visit by CW.
(iii) Construction Complete: (Construction Quality Control Checklist and Pathing or MPLS Checklist)
•	Construction start actualized.

•	All RAN components installed per CDs, RF data sheet, and Installation Guide.

•	All Microwave components installed per CDs, RF data sheet, and Installation Guide.

•	Commercial power is active or temporary power is approved and active.

•	No material issues exist that prevent the site from being pathed or commissioned. Construction Complete Checklist is complete.

•	BH has reviewed and approved the Pathing Checklist, including sweep and alignment test.
(iv) Pathing Complete or T1/MPLS Connectivity (Pathing Checklist or MPLS Checklist)
•	Path alignment complete

•	Screen shots run over a period of 20 minutesreviewed and approved by BH prior to final QC Checklist and Pre- Commissioning.

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(v) Pre-Commissioning (Pre-Commissioning Checklist)
(vi) Commissioning
(vii) ATP (Accept and Test Protocol)
(c)	Operations Site Acceptance
Operations has walked the site, reviewed and approved all requisite Close- Out and Site Acceptance Documentation, and executed the Close-Out Documentation. (Final Close-Out Form)
(d)	Instructions & Reference
(i) Sample Close-out Instruction Guide
(ii) Sample Report
8) Supplier monthly reports detailing the Quality Program that address:
(a)	First Time through Commissioning

(b)	Major and Minor Defects in installation

(c)	Certified personnel, contractors, general contractors and vendors

(d)	Other reports agreed to by Supplier and CW

[*****]	Confidential — Subject to Nondisclosure Obligations
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EXECUTION VERSION
ATTACHMENT C-2
TO
EXHIBIT C, STATEMENT OF WORK
— CONTRACT COST CONTROLS —
1.	GENERAL
1.1	Expenditure Controls.
     Supplier will comply with the cost controls as set forth in this Attachment C-2 to Exhibit C, “Statement of Work.”
1.2	Supplier Support for Cleawire Control Activities: Service Charges, and Non-Service Charge Expenses.
     Supplier will support Clearwire’s forecasting, budgeting, reporting, and reconciliation of (1) Service Charges, and (2) Non-Service Charge Expenses.
1.3	Definitions of “Service Charges” and “Additional Service Agreements”.
     1.3.1 “Service Charges” refers to (1) all Network management Services Fees and charges under Exhibit N, (2) fees and charges for Projects added under the Agreement or the ASO, (3) fees and charges under additional service orders added to the Agreement or work orders added to an existing ASO, and (4) to the extent not included in any of the previous items, fees and charges for Supplier spare parts management services provided either under the Agreement or under separate contract with Clearwire.
     1.3.2 For convenience, all Supplier services provided under contractual arrangements referred to in (2) through (4) in the above definition of “Service Charges” are referred to collectively as Additional Service Agreements — and Supplier services under those contractual arrangements as “Additional Services.”
1.4	Non-Service Charge Expenses: Managed Services
     With respect to the Network management Services, “Non-Service Charge Expenses” refers to all amounts identified by Supplier for specific expenditure in connection with the Services to be performed by Supplier, such as
(1)	amounts to construct, acquire, or improve the Network,

(2)	amounts for repair and maintenance of the Network,

(3)	amounts for day-to-day operations of the Network,

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(4)	non-fixed costs and non-fixed charges, and miscellaneous, uncategorized amounts used to maintain, operate, or repair the Network or otherwise passed-through by Supplier or intended to be charged to Clearwire.
For avoidance of doubt, Non-Service Charge Expenses do NOT include expenditures for consumables and other maintenance, operations, and repair goods and services included within baseline and incremental Fees for the Services. Managed Services Expenditures also do not include Services Fees themselves or any other goods and services, fixed costs, or fixed charges already included in the baseline and/or incremental Fees.
1.5	Non-Service Charge Expenses: Additional Service Agreements.
     With respect to the Additional Service Agreements, “Non-Service Charge Expenses” refers to amounts identified by Supplier for specific expenditures in connection with Additional Services, excluding fees, fixed charges, costs, and expenses included in fees for Additional Services.
2.	NON-SERVICE CHARGE EXPENSE AUTHORIZATION PROCESS
2.1	Prior Approval Required.
     All Non-Service Charge Expense must be submitted to Clearwire for approval.
2.2	Approval Process
     Supplier must utilize a Clearwire-approved process for submitting Non-Service Charge expenses for Clearwire approval.
2.3	Expense Justification.
     Supplier will be required to gather information and documents specific, written details of what the Non-Service Charge Expense will constitute, accompanied by a justification addressing the necessity of the expenditure (“Expense Justification”).
2.4	WLA; Exceptions.
     The process for submitting Non-Service Charge Expenses and Expense Justification to Clearwire for approval will be delineated in a working level agreement (“WLA”). If agreed to by Clearwire in the WLA, certain Non-Service Charge Expenses will not require Clearwire approval or may be treated for expedited processing; any such exceptions must be expressly stated in the WLA.
2.5	Purchase Order Requirement.
     Clearwire-approved Non-Service Charge Expenses will be followed by a Clearwire-issued Purchase Order.

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2.6	No Supplier Authority to Bind.
     Supplier has no authority to issue a Purchase Order on behalf of Clearwire, without Clearwire’s prior written consent by a Clearwire-authorized employee.
2.7	No Reimbursement without Approval and PO.
     Supplier will not be reimbursed for any Non-Service Charge Expense that is not pre-approved by Clearwire and for which a Clearwire-issued or Clearwire-authorized Purchase Order has not been issued.
2.9	No Unauthorized Scope Changes.
     Supplier will not accept any changes to scope of work except as pre-approved by Clearwire-authorized employees.
2.8	Governance.
     Disputes concerning Supplier-identified needs for approval of Non-Service Charge Expenses — and the consequences of a Clearwire denial — will be escalated for resolution via Governance.
3.	EXPENDITURE FORECASTS
3.1	Definition: “Total Contract Cost.”
     “Total Contract Cost” refers to forecasted total Service Charges and Non-Service Charge Expenses for Network managed Services under the ASO and for all Additional Services under Additional Service Agreements.
3.2	Total Contract Cost Forecast Requirements.

[*****]

[*****]

[*****]

[*****]

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[*****]

4.	CLEARWIRE PLANNING & BUDGETING
     Supplier will provide information and additional forecasts as reasonably requested by Clearwire to assist Clearwire expense planning and budgeting.
5.	REPORTING & RECONCILIATION
     On the first day of each calendar quarter, Supplier will provide Clearwire with a report of actual Service Charges and Non-Service Charge Expenses for the previous quarter. Clearwire and Supplier will cooperate in exchange of relevant information to identify actual Service Charges and Non-Services Charge Expenses. Supplier and Clearwire will agree upon a format for the report under a WLA. The report will include a comparison of actual Service Charges and Non-Service Charge Expenses against those forecasted for the applicable quarter under the Total Contract Cost forecast, with explanations for any deviations.
     [*****]

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EXECUTION VERSION
EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

10
10.1	Monitoring & Error Registration.
	***REDACTED***		[*****]

10.2	Incident Response, Repair, and Reporting; Change Management; Post-Mortem
	***REDACTED***		[*****]
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.3	Maintenance, Upkeep & Repairs
***REDACTED***

[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.4	Scheduling
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.5	Scheduled Maintenance
***REDACTED***
[*****]
10.6	Software Updates, Upgrades & General Releases; Custom Feature Development Releases
***REDACTED***
[*****]
10.7
***REDACTED***

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.8	Commissioning & Integration: Hardware, Software, Services, and Facilities.
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.9	Configuration Management.
***REDACTED***
[*****]
10.10	Software License Management & Compliance
***REDACTED***
[*****]
10.11	Optimization of Network Elements.
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.12	Trial Support
	***REDACTED***		[*****]

10.13	Hardware Decommissioning
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.14	Network Property Management
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
***REDACTED***	Clearwire	Supplier

[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.15	Regulatory Compliance Support
***REDACTED***
[*****]
10.16	Numbering
***REDACTED***
[*****]
10.17	Security Management
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.18	Business Continuity & Disaster Recovery
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
***REDACTED***	Clearwire	Supplier

[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
10.19	Vendor Contract Management
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
11.1	“Macro” Planning
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
11.2	Operational Planning & Engineering			Market level Operational Plans
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
11.3	Design & Development
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
12	Augmentation
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXHIBIT D
RESPONSIBILITY

Responsibility
	***REDACTED***	Clearwire	Supplier

[*****]
13	In Flight Projects
***REDACTED***
[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations
CLEARWIRE AND SUPPLIER CONFIDENTIAL

EXECUTION VERSION
EXHIBIT F
Objects of Service
This Exhibit F details provisions relating to Objects of Service as described in Section 2.1.5 of the Agreement. Except as otherwise indicated, defined terms in this Exhibit F have the same meaning as in the Agreement.
1. Exhibit Objects of Service and Definitions
1.1. Objects of Service
Solely for the purposes of this Exhibit F (Objects of Service), the following acronyms will have their respective meanings set forth below:

Objects of Service	Definition
RF Head	Duplicate, see below
Base Band Unit/Modem	Duplicate, see below
MW Radio	Duplicate, see below
MW Modem	Duplicate, see below
Site Ethernet Switch	Duplicate, see below
Circuit Bonding Site	Duplicate, see below
Circuit Bonding Hub	Duplicate see below
Agg POP Ethernet Switch	Means the Ethernet switch in the site cabinet, required for all AggPOP Sites. This is typically the [*****] Also includes some devices from [*****].
DWDM	Means Dense Wavelength Division Multiplexing; a technology to allow multiple wavelengths on a single fiber to increase capacity on a fiber optic network. The DWDM devices are located [*****]
Routers	Means devices that perform layer 3 (IP) manipulation of traffic flows. Load balancing devices are also included in this category. Located in WSCs. Examples include [*****].
Core Switches	Means devices that perform layer 2 manipulation of traffic flows. [*****]
Firewalls	Means devices that perform packet filtering and/or Virtual Private Network (VPN) gateways roles. Located in [*****] appliances.

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Objects of Service	Definition
AAA	Means the service for subscriber authentication, authorization, and accounting. The AAA is located in [*****]
DHCP	Means Dynamic Host Configuration Protocol, used to allocate IP addresses to devices
DPI	Means Deep Packet Inspection. These devices are located in WSCs where they are used to manage traffic, hotline users and meter tonnage
ASN Gateway	Device located in WSCs used to terminate connectivity from WiMAX basestations and manage the Radio Area Network (RAN). [*****]
Foreign Agent	Used for mobile IP traffic. It is generally a software component in an ASN-GW outside of [*****]
Rectifiers	Means the device to convert AC to DC power. Rectifiers are included in all sites to charge the batteries and operate the equipment [*****]
Site Boss	Means the device used to monitor and power cycle equipment in the site cabinet. Also known as a [*****]
HVAC	Means Heating, Ventilation, and Air Conditioning. Most of the equipment cabinets are outfitted with door mounted HVAC units. Some sites use the direct air cooled (DAC) cabinets which do not have a traditional HVAC unit and use fan shelves for cooling.
RF Head	Means the radio equipment used for broadcasting & receiving radio frequency signals to deliver 4G service. The RF Head is typically installed on the tower/rooftop adjacent to the antenna (DAP), or sometimes located in the equipment cabinet (GAP). Includes both WiMAX and Expedience technology. [*****]
Base Band Unit/Modem	Means the equipment shelf inside the equipment cabinet and houses the RF Modems. There is a modem for each RF Head, and many modems may be installed in one BBU. [*****]
MW Radio	Means the microwave radio unit located on the tower or rooftop mount to provide point-to-point backhaul connectivity to another site in the network. There is a MW Radio at each end of the link. The majority of the Microwave Radios are provided by [*****]
MW Modem	Means the microwave modem unit [*****]
Site Ethernet Switch	Means the Ethernet switch in the site cabinet, required for all RF, Backhaul, and AggPOP Sites. [*****]

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Objects of Service	Definition
Circuit Bonding Site	Means an RF Site served by leased Telco service, typically a bundle of [*****]
Circuit Bonding Hub	Means the count of WiMAX Service Centers or Transport Sites where the Circuit Bonding Sites are terminated.
1.2. Definitions
Solely for the purposes of this Exhibit F (Objects of Service), the following terms will have their respective meanings set forth below:
“RF Site” to be defined with Clearwire. Means RF Heads, Antennas, and associated equipment are installed at the site necessary to provide WiMAX service to our customers.
“Backhaul Site” Means a site used to provide connectivity between an RF Site and another site in the network in order for the RF Site to communicate with the POP. A Backhaul site is typically referred to as a Microwave Repeater as it does not include RF Radios or provide WiMAX service.
“Carrier” means a 20 MHz channel in the WiMAX base station that carries data traffic.
“Generators” means mobile, non-fixed generators that are typically on trailers for towing that typically are diesel powered and ranging in capacity from 10KW to 60KW, where a few such generators are large tractor trailer based with the capacity of 750KW — 1MW.
“Transport Site” to be defined with Clearwire. means the market POP, also known as Transport POP or TansPop. There is one POP in each market and the internet traffic from all sites in the market are terminated at the POP. The Transport POP is connected to the regional WiMAX Service Center (WSC) for Internet access. In some legacy Expedience markets, the POP may obtain direct internet access locally.
“AggPOP Site” to be defined with Clearwire. means a backhaul aggregation point of presence (AggPOP). Most RF Sites are connected back to the POP via a network of microwave links. The microwave backhaul design is organized into a ring architecture to provide redundancy and service reliability. Groups of sites, and their collective internet traffic, are organized into a series of transport rings. The AggPOP sites are located on the transport rings to collect (aggregate) traffic from the RF Sites via several microwave links. An AggPOP is typically linked to the market Transport Site (POP) via leased fiber service.
“Regional Data Center ” to be defined with Clearwire. means the same as WiMAX Service Center below.

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“WiMAX Service Center ” to be defined with Clearwire. means the regional nodes providing internet access for the market TransPOPs. Includes the Core Switches, ASN Gateways and DPI.
“National Data Center ” to be defined with Clearwire. means the national nodes to perform subscriber authentication, authorization and accounting. All WSCs are interconnected to the NDCs. [*****]
“Environmental Objects” to be defined with Clearwire. means equipment necessary to control, maintain, and monitor the DC power supply and temperature/humidity (environmental conditions) inside the equipment cabinet or shelter for proper equipment operations. This typically includes rectifiers, HVAC units, site commanders,
“Software Applications” to be defined with Clearwire. means a software application installed on a server or other equipment to provide a specific service for network operations. [*****]
“Uninstalled Assets” to be defined with Clearwire. means equipment held as spares or WIP that is not installed at a Site.
“Site” means any physical Clearwire location containing network related equipment such as a POP, node or tower.
2. Exhibit Provisions
This Exhibit identifies the items, products, cables, networks, elements, equipment, software and systems (“Objects”) on to and for which Supplier will perform the Services, and as further described in Section 2.1 of the Agreement. This Exhibit represents a reasonably accurate list of the Objects and their quantities as of the Effective Date. The data in the Exhibit is not an auditable list of Clearwire assets.
This Exhibit and its Attachments may be updated from time to time by the Party’s mutual written consent. Each Party understands that the data in this Exhibit may not ever be 100% error free. Quantities in most cases are based on the number of sub-elements (i.e. router chassis and individual cards counted as individual units).
Data contained in this Exhibit are not intended to replace any data found in any systems of record relating to the Clearwire Network.
Supplier will provide:
a)	Clearwire may access to any Clearwire Network system of record under Supplier’s

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control to validate any data found in this Exhibit.

b)	At Clearwire’s request Supplier will provide then current inventory lists of any Clearwire Equipment under Supplier’s control as of the time of the request. Supplier will be required to provide these inventory lists within 10 Business Days of such request.
3. List of Attachments
The list of Objects is shown in the Attachments to this Exhibit. Specific Attachments are:
a)	Attachment 1 — RF Objects

b)	Attachment 2 — Backhaul Objects

c)	Attachment 3 — Transport Objects

d)	Attachment 4 — Core Objects

e)	Attachment 5 — Environmental Objects

f)	Attachment 6 — This Attachment is not being used.

g)	Attachment 7 — Uninstalled Assets (which includes Spare Parts)

h)	Attachment 8 — Generators

[*****]	Confidential — Subject to Nondisclosure Obligations.
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5

EXECUTION VERSION
ATTACHMENT 2 TO EXHIBIT F
Backhaul Objects
1. BACKHAUL
1.1. Backhaul Overview

Objects	Quantity
MW Radio	[*****]
MW Modem	[*****]
Site Ethernet Switch	[*****]
Circuit Bonding Site	[*****]
Circuit Bonding HUB	[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations.
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ATTACHMENT 4 TO EXHIBIT F
CORE Objects
1. CORE Network

Objects	Quantity
Routers / Switches/ Firewall	[*****]
AAA	[*****]
DHCP	[*****]
DPI	[*****]
Gateway	[*****]
Foreign Agent	[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations.
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ATTACHMENT 5 TO EXHIBIT F
Environmental Objects
1. Environmental

Objects	Quantity
Rectifiers	[*****]
Site Boss	[*****]
HVAC	[*****]

[*****]	Confidential — Subject to Nondisclosure Obligations.
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EXECUTION VERSION
ATTACHMENT 6 TO EXHIBIT F
ATTACHMENT NOT BEING USED.
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EXECUTION VERSION
ATTACHMENT 8 TO EXHIBIT F

Generators by Market	Generators - Make & Size	QTY	Summary	Sum of QTY
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
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ATTACHMENT 8 TO EXHIBIT F

[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	2
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ATTACHMENT 8 TO EXHIBIT F

Generators by Market	Generators — Make & Size	QTY	Summary	Sum of QTY
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
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ATTACHMENT 8 TO EXHIBIT F

Generators by Market	Generators - Make & Size	QTY	Summary	Sum of QTY
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
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ATTACHMENT 8 TO EXHIBIT F

Generators by Market	Generators - Make & Size	QTY	Summary	Sum of QTY
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]		[*****]
	[*****]	[*****]
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EXECUTION VERSION
EXHIBIT G
Service Levels and Key Performance Indicators
1.	Definitions. Capitalized terms used herein without definition are used as defined in the ASO, or in Attachment 3 to this Exhibit G.

2.	Establishment of Service Levels and Assignment of Metrics.
2.1	Identification of Service Measures.
2.1.1	Initial list of Service Levels. The initial Service Levels will be the items set forth on Attachment 3 to this Exhibit G.

2.1.2	Additional Service Levels. Clearwire may, with 10 days notice prior to the first day of the next calendar quarter and only once per calendar quarter, by written notice to Supplier initiate the Service Measure Change process under which Clearwire may initiate a request to add a new Service Level , or delete or amend an existing Service Level hereunder. Clearwire will use the Service Measure Change form attached to this Exhibit G as Attachment 4. Clearwire may add up to a net 15 new Service Levels every contract year.
2.2	Establishment of SLA/KPI Status. Each Service Level will be designated as either an “SLA” or a “KPI” in accordance with this Section 2.2.
2.2.1	Initial Setting of SLA/KPI Status. Each Service Level set forth in Attachment 3 to this Exhibit G will be initially designated as “SLA” or “KPI” in accordance with the entry in the column “SLA/KPI” for that Service Level in Attachment 3 to this Exhibit G.

2.2.2	Setting SLA and promoting KPI Status
(a)	Clearwire may request to change the designation of a Service Level from SLA to KPI or from KPI to SLA; provided that the total promotions of KPIs to SLAs do not exceed [*****] during the first year after Service Commencement Date and [*****] every year thereafter.

(b)	Supplier will have [*****] to comply with any new SLA, or promoted KPI, added after the Service Commencement Date, or in any quarter thereafter.
2.2.3	RESERVED
2.3	Measurement. For each KPI and SLA there will be an agreed to data source of record that will be mutually accessible. Supplier will be responsible for the integrity of the source data.
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2.4	Required Levels of Performance. For each Service Level (whether designated as an SLA or a KPI), a [*****] will be established in accordance with this Section 2.4.
2.4.1	Establishment of Performance Levels. For each Service Level set forth in Attachment 3 to this Exhibit G, [*****]

2.4.2	For any Service Level added to this Agreement Clearwire and Supplier will first establish a Baseline for that Service Level as follows:
(a)	[*****]

(b)	[*****]

(c)	[*****]
(i)	[*****]
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(ii)	[*****]

(iii)	[*****]
(d)	[*****]

(e)	[*****]
2.5	Service Credit Points and Bonus Credit Points.
2.5.1	Initial Setting of Service Credit Points. For each Service Level set forth in Attachment 3 to this Exhibit G that is designated as an SLA [*****]

2.5.2	Setting Service Credit Points for Subsequent Service Levels and Subsequent Months. [*****]
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[*****]
(a)	[*****]

(b)	[*****]

(c)	[*****]

(d)	[*****]
2.6	Critical Service Levels. Prior to the Service Commencement Date and [*****]
3.	Compliance with Service Levels.
3.1	Exceptions. SLAs will be reported based on actual results of Service Levels and will include “Allowable Exceptions” as listed below or are as otherwise expressly set forth in the Agreement. Allowable Exceptions may be excluded from the Service Credit calculation provided that Supplier has complied with all its obligations under the Agreement that impact the Service Level. The Allowable Exceptions are:
3.1.1	Planned and approved downtime for (i) scheduled maintenance or (ii) installation of Clearwire systems under control of Supplier;

3.1.2	Special events (e.g. Mother’s Day, New Year’s Day, sporting events, etc.) for which the Parties have agreed to in advance.
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3.1.3	Force Majeure Events described in Section 19.6 of the Agreement, but only to the extent the Force Majeure Event prevents Supplier from performing to the Service Level and Supplier has complied with the requirements of such Section.

3.1.4	Any event that causes the Parties to perform under a Clearwire approved Disaster Recovery Plan, but only during the time and to the extent that such plan provides for Supplier to be entitled to an Allowable Exception.

3.1.5	Any of the reasons in Section 2.4 of the Agreement, but only to the extent (i) that Supplier is excused from performing under that Section, and (ii) Supplier is in compliance with the remainder of that Section.

3.1.6	Any act or omission of Clearwire that disrupts the operation of or reduces the capacity of the Network or any failure of Clearwire to maintain or remediate components of the Network that are not the responsibility of Supplier hereunder, provided that (a) Clearwire’s act or omission directly caused a failure to meet a Service Level; (b) Supplier used commercially reasonable efforts to meet the Service Level notwithstanding Clearwire’s act or omission; (c) proximate to the time Supplier had (or reasonably should have had) knowledge of Clearwire’s act or omission, Supplier provided Clearwire with notice of such act or omission in reasonable detail and the impact that such act or omission had or would have on Supplier’s ability to meet the Service Level and (d) treatment of the act or omission as an Allowable Exception has been reviewed with and approved by the Governance Steering Committee.

3.1.7	[*****]
4.	Service Credit Adjustment.
4.1	Service Credit Invoicing. On the monthly invoice of Supplier for the first month following each calendar quarter, Supplier will include a credit or debit in an amount equal to the total of the Service Credit Adjustment
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for the prior [*****]. Supplier will pay Clearwire the amount of any Service Credits remaining in existence at the expiration or termination of the Agreement in the manner specified in Section 8.2.3 of the Agreement no later than 30 days after expiration or termination of the Agreement and written demand by Clearwire.

4.2	Service Credit Adjustment. The Service Credit adjustment will be calculated in accordance with Attachment 3 to this exhibit.

4.3	Grace Period. [*****]
5.	Reporting.
5.1	Report Process.
5.1.1	Beginning with the first full month after the Service Commencement Date, Supplier will, within 10 Business Days after the end of each month (by no later than twelve noon (12:00pm) Central Time on such tenth Business Day), prepare and deliver to Clearwire and the Governance committees reports of Supplier’s performance of the Service Levels, including the information specified in Section 5.2 (the “Service Level Reports”); provided, however, that Supplier will provide the information required under Section 6.2.1(c) within 15 Business Days after the end of each month.

5.1.2	Supplier will transmit the Service Level Reports in the manner (which may be email), format and detail reasonably determined by Clearwire, provided that Clearwire will consider Supplier’s input given through the appropriate Governance committee.

5.1.3	Supplier will mark the Service Level Reports “Clearwire Confidential.” The Service Level Reports will be Confidential Information of Clearwire.

5.1.4	Supplier will prepare the Service Level Reports using the Measurement Systems.
5.2	Information to be Provided.
5.2.1	Supplier will include the following information in the monthly Service Level Reports, at a minimum:
(a)	data at a business unit/product line level, including data with and without the elimination of any Allowable Exceptions;

(b)	historical data for the last 12-month period as available;
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(c)	root cause analysis and mitigating actions taken for any Service Level reported as Less Favorable than the applicable Target Service Level.

(d)	any significant deviations (More Favorable or Less Favorable) or trends from Target Service Levels;

(e)	tally of Service Credits, Lost Point and Gained Point balances and any Allowable Exceptions used in their calculation;

(f)	actual performance against [*****] and

(g)	information regarding performance of [*****].
5.2.2	In addition, Supplier will provide quarterly and annual Service Level Reports, aggregating data for the preceding quarter or year, respectively and including data allowing comparison with that of the previous quarter, year to date (in the case of quarterly reports) and year. Quarterly and annual reports for the time prior to the Service Commencement Date will be provided only to the level that such historic information is available in Clearwire measurement systems.
5.3	Access to Measurement Systems. Supplier will, at all times, provide Clearwire at least read-only access to all Measurement Systems established pursuant to Section 2.3.

5.4	Clearwire Obligation. Prior to the Service Commencement Date, Clearwire will provide [*****]
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EXECUTION VERSION
EXHIBIT G
Attachment 4 — Service Measure Change Form
This form is to be completed with details of all Service Measure Change request, to be submitted once per calendar quarter to the Performance Management governance committee 10 days prior to the commencement of the next quarter.

Date:		Submitted by:

Additional Service Levels
Service Measure ID	Service Measure Name	SLA / KPI	Definition	Database of Record	TSL	MSL	BSL	Service Credit Points	Bonus Points

Deletion of Service Level
Service Measure ID	Service Measure Name	SLA / KPI

Amendment of Service Measure
	From	To
Service Measure ID
Service Measure Name
SLA / KPI
Definition
Database of Record
TSL
MSL
BSL
Service Credit Points
Bonus Points

Promotion / Demotion of Service Measure KPI / SLA Status
	From	To
Service Measure ID Service Measure Name
SLA / KPI
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EXECUTION VERSION
EXHIBIT H
Locations of Service
This Exhibit H details Locations of Service provisions. Except as otherwise indicated, defined terms in this Exhibit H have the same meaning as in the Agreement.
1. Exhibit Definitions and Acronyms.
1.1. Definitions
Solely for the purposed of this Exhibit H (Locations of Service), the following terms will have their respective meanings set forth below:
“Building ID” or “BLDGID” means unique identifier for buildings used by Clearwire to receive or Supplier to deliver the Services.
“Commercial” identifies buildings used primarily for personnel supporting the Clearwire Network and systems that do not contain Network equipment or systems.
“Network” identifies buildings used primarily to house Clearwire Network equipment and systems, a limited number of personnel may report to these locations.
“Portfolio” means classification used to map buildings to a specific asset class (e.g. Network, Retail Store and Commercial).
“Retail Store” means identifies buildings used primarily for sales of Clearwire’s services where a limited number of personnel may report to these locations.
“Warehouse” identifies buildings used primarily for housing/storing Clearwire assets where a limited number of personnel may report to these locations.
1.2. Acronyms
Solely for the purposed of this Exhibit H (Locations of Service), the following acronyms will have their respective meanings as set forth below:

ACRONYM	DESCRIPTION
ADMIN	ADMINISTRATIVE
BRANCH	BRANCHING UNIT
BUS BUSINESS	UNIT
RF SITE	WiMAX BTS
CXR HOTEL	CARRIER HOTEL
NDC	NATIONAL DATA CENTER
CPE	CUSTOMER PREMISE EQUIPMENT

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ACRONYM	DESCRIPTION
CPE_DS	CUSTOMER PREMISE EQUIPMENT DROP SHIP SITE
ERL	EMERGENCY REPAIR LOCATION
EU PREM	END USER PREMISE
JCT	JUNCTION
LAB	LABORATORY
LEASED POP	LEASED POINT OF PRESENCE
MAN	METROPOLITAN AREA NETWORK
TOWER	MICROWAVE TOWER
MISC	MISCELLANEOUS
PG PA	RKING GARAGE
POP	POINT OF PRESENCE
REGEN	REGENERATOR
RDC	REGIONAL DATA CENTER
2. Service Locations and Exhibit Provisions.
Attachments 1 through 8 of this Exhibit list locations to and from which Supplier will deliver the Services, and as further described in Section 2.1 of the Agreement. This Exhibit represents a reasonably accurate list of those locations as of the Effective Date. The data in this Exhibit is not an auditable list of Clearwire locations.
This Exhibit and its Attachments may be updated from time to time by the mutual written consent of the Parties. The Parties have used reasonable efforts to compile an accurate list of Clearwire locations. Even so, each Party understands agrees that that the data in this Exhibit is not now, and may never be, 100% error free.
Location information contained in this Exhibit does not replace any location information found in applicable systems of record.
Supplier will provide:
a)	Clearwire access to any Clearwire system of record under Supplier’s control to validate all, or any part, data found in this Exhibit; and

b)	At Clearwire’s request supplier will provide then current location lists of the locations under Supplier’s control. Supplier will provide such lists within ten (10) Business Days of such request.
2.1. Supplier Locations
2.1.1. Supplier USA Locations (On-Shore)
Starting 12 months following the Service Commencement Date and on each anniversary

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thereafter, Supplier will provide a one-year outlook for possible Service location changes which may have an impact on the Services.
2.1.2. Supplier Global Locations (Off-Shore)
Supplier’s Business Unit Global Services (BUGS) owns and operates the global delivery centers (GSDC), identified on Attachment 9. Supplier will periodically review the location of its GSDC in order to provide service delivery in accordance with the Agreement.
2.1.3. Supplier Off-Shore Restrictions
Supplier may only offshore the Services pursuant to Section 2.6 of the Agreement, and as otherwise set forth in, the ASO.
2.2. Clearwire Physical Security Treatment
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
2.2.1. Personnel Locations
For the locations listed in Attachment 1, Supplier will adhere to the applicable standards set forth in Exhibit P to the ASO.
2.2.2. NDC Locations
All of the locations listed in Attachment 2 will be treated as Mission Critical or Critical Infrastructure as indicted in the indicator column and as defined Exhibit P to the ASO.
2.2.3. RDC Locations
All of the locations listed in Attachment 3 will be treated as a Mission Critical sites as defined in Exhibit P to the ASO.
2.2.4. Agg POP Locations
All of the locations listed in Attachment 4 will be treated as a Mission Critical sites as defined in Exhibit P to the ASO.
2.2.5. CORE Network Locations

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All of the locations listed in Attachment 5 will be treated based on the Site Type column when that specific site type is included, in Exhibit P to the ASO.
2.2.6. WiMAX BTS Locations
All of the locations listed in Attachment 6 will be treated as Cell Sites as defined in Exhibit P to the ASO.
2.2.7. LEC Locations
The LEC Collocation locations and LEC Carrier Hotel locations listed in Attachment 10 will be treated based on the General Standards as defined in Exhibit P to the ASO.
2.2.8. Supplier Locations
All of the locations listed in Attachment 8 and Attachment 9 will be treated based on the General Standards as defined in Exhibit P to the ASO, and all applicable Supplier security standards that are no less stringent than the corresponding Clearwire standards.
2.2.9. Clearwire RAN Locations
Supplier will provide the Services for the RAN locations as part of the Agreement. The Parties agree that the locations are in scope and will not be listed in detail in this Exhibit. As a part of Transformation the Parties will agree on a common database and system to become the System of Record for the RAN locations.
3. Exhibit Attachments.
Attachment 1 — Personnel Locations;
Attachment 2 — NDC Locations;
Attachment 3 — RDC Locations;
Attachment 4 — Agg POP Locations;
Attachment 5 — This Attachment Is Not Being Used.
Attachment 6 — WiMAX BTS Locations (Towers, Cells, BTS, etc);
Attachment 7 — LEC sites;
Attachment 8 — This Attachment is not being used.
Attachment 9 — This Attachment is not being used
Attachment 10 — Uninstalled Assets including Spare Parts.

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EXECUTION VERSION
ATTACHMENT 1 TO EXHIBIT H

Market
Primary Use	Market	Code	Property Address	PropertyName	City	State	Zip
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

1

ATTACHMENT 1 TO EXHIBIT H

Market
Primary Use	Market	Code	Property Address	PropertyName	City	State	Zip
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

2

EXECUTION VERSION
ATTACHMENT 2 TO EXHIBIT H

REGION	MARKET	MARKET_NAME	MKT_TECHN	PROJECT	SITE_ID	SITE_STATUS	Site Name	Address (G)	City (G)	County(G)
National	US-NAT	US-National	WiMax	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
National	US-NAT	US-National	WiMax	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

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ATTACHMENT 2 TO EXHIBIT H

ST(G)	Zip Code (G)	RF Site Type	Backhaul Site Type	POP Site Type	Structure Type	On-Air (150)_AF
GA	30303	No RF	Transport Ring	POP NDC	TI-POP Building	8/16/2010
WA	98121	No RF	Transport Ring	POP NDC	TI-POP Building	5/9/2008
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

2

EXECUTION VERSION
ATTACHMENT 5 — EXHIBIT H
This Attachment Is Not Being Used.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

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EXECUTION VERSION
ATTACHMENT 8 TO EXHIBIT H
ATTACHMENT NOT BEING USED.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

1

ATTACHMENT 9 TO EXHIBIT H
ATTACHMENT NOT BEING USED.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

2

EXECUTION VERSION
EXHIBIT I
INCLUDED ASSETS
     This Exhibit I describes the treatment of “Included Assets” for use by or transfer to Supplier in accordance with the ASO and the Sprint Managed Services Agreement (the “Agreement”). Except as otherwise indicated herein, capitalized terms in this Exhibit I have the meaning given to such terms in the ASO and Agreement.
1.	DESCRIPTION OF “INCLUDED ASSETS”

This Section 1 provides a description of Included Assets addressed in this Exhibit.

1.1 “Hand Tools ” refers to assets consisting of various hand and power tools that Designated Personnel use in the performance of their daily responsibilities, which are generally unspecified and not uniquely identified with asset IDs or serial numbers. Examples include, but are not limited to, pliers, ladders, and voltmeters.

1.2 “High Value Assets” refers to certain equipment that may be used by or useful to Supplier in providing Services to Clearwire, such as test equipment like spectrum analyzers, power meters, and signal generators. High Value Assets will typically be identified by either unique asset IDs or serial numbers.

1.3 “Fleet Vehicles” refers to vehicles that will be used by the Designated Personnel to provide Services to Clearwire and which are under a Clearwire lease contract as of the date of execution of the ASO. Examples include, but are not limited to Clearwire-leased trucks, vans and sedans.

1.4 “Laptops and Desktops” refers to personal computers, their operating systems and Clearwire-Authorized Software applications, for use by Designated Personnel in the performance of Services to be provided by Supplier to Clearwire, plus (if specified in Attachment I-4) related peripheral equipment such as monitors and non-network local printers that are owned by Clearwire as of the date of execution of the ASO. “Clearwire- Authorized Software is identified in Attachment I-4.

1.5 “IT Hardware and Software” refers to computer servers, server software and applications on the servers managed and owned by Clearwire but utilized by Supplier to provide Services to Clearwire as well as any related ancillary equipment, including, but not limited to, office printers, shared computers and servers used in or by the Clearwire Network Operation Centers. IT Hardware and Software are distinct from Laptops and Desktops.
2.	ATTACHMENTS
     The following Attachments are made a part of and incorporate into this Exhibit I:
•	Attachment I-1: Hand Tools

•	Attachment I-2: High Value Assets
CLEARWIRE AND SUPPLIER CONFIDENTIAL
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•	Attachment I-3: Fleet Vehicles

•	Attachment I-4: Laptops and Desktops; and Clearwire-Authorized Software

•	Attachment 1-4a: Engineering Workstations

•	Attachment I-5: IT Hardware & Software
3. HAND TOOLS
     The Hand Tools identified in Attachment I-1 will be transferred to Supplier at no charge on the Service Commencement Date. Supplier will have all right, title and interest in the hand tools, and as such, Supplier will have sole responsibility for maintenance, repair, and replacement of all transferred Hand Tools.
4. HIGH VALUE ASSETS
     The High Value Assets listed in Attachment I-2 will be transferred to Supplier at the NPV price listed therein. Payment for High Value Assets will be made by Supplier in accordance with Exhibit N. High Value Assets will be transferred to Supplier on Service Commencement Date in good working condition. Supplier will have thirty (30) calendar days to identify and inform Clearwire in writing of any High Value Assets that Supplier does not wish to purchase, or that are not in good working condition. Any High Value Assets so identified will be returned to Clearwire for repair or offset. High Value Assets in need of repair will not be offset unless they cannot be repaired. The Parties will cooperate in processing and signing any necessary High Value Asset transfer documents, and Clearwire will assist with the transfer of any remaining manufacturer’s warranties on High Value Assets. Payment for High Value Assets accepted by Supplier will be made to Clearwire in the form of a credit issued on the invoice following the thirty (30) day acceptance period.
5. FLEET VEHICLES
     5.1 Supplier Right to Use Fleet Vehicles.
     Supplier will have the right to use each of the Fleet Vehicles listed in Attachment I-3 until the earlier of (1) expiration of the lease of that Fleet Vehicle, or (2) execution of a written amendment to the ASO or an additional service order adding fleet vehicle management to the ASO. Clearwire will be responsible for leasing, maintaining, and managing the Fleet Vehicles used by Supplier, including payment of fuel costs.
     5.2 Return of Fleet Vehicles by Supplier.
     At the end of each lease term, Supplier will return the Fleet Vehicle to Clearwire in the same condition as the vehicle was received (with due consideration of normal wear and tear), together with all added equipment and accessories as originally furnished by Clearwire. Supplier will coordinate the return of Fleet Vehicles with Clearwire’s Supply Chain Management group.
6.	LAPTOPS AND DESKTOPS
6.1	Supplier Right to Use Laptops and Desktops.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

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6.1.1 Supplier will have the right to use Laptops and Desktops, together with Clearwire-Authorized Software for up to eighteen (18) months, starting from Service Commencement Date. The individual Laptops and Desktops, and the Clearwire-Authorized-Software, are identified in Attachment I-4 to this Exhibit. Clearwire will have up to thirty (30) days after the ASO Effective Date, or such additional time as the Parties may agree to in writing, to complete Attachment I-4, to include serial numbers and other required information for each item listed. Copies of the completed Attachment I-4 will be provided to both parties at which time it will become part of this Exhibit I. At the end of the 18-month period, or soon as transition to Supplier laptops and desktops allows, the Laptops and Desktops will be returned by Supplier to Clearwire (at Supplier’s cost) for securely clearing of all data from hard drives in accordance with industry standards and for disposition.

6.1.2 Within thirty (30) calendar days following Service Commencement Date, Supplier will validate the number of Laptop and Desktop required for Designated Personnel and return any excess in its possession to Clearwire. At no point will Supplier permit the Laptops and Desktops be used by persons who are not Designated Personnel, except in the case of replacement personnel who are filling vacated Designated Personnel positions during the applicable usage period.

6.1.3. Clearwire will create new Clearwire network accounts for Designated Personnel. Designated Personnel will be required to fill out an asset template which will serve as the baseline inventory of all Laptops and Desktops.

6.1.4 Supplier will track the use of the Laptops and Desktops using serial numbers and will be subject to audit. Supplier will reconcile assignment of Laptops and Desktops with use by Designated Personnel on a quarterly basis and will provide the reconciliation to Clearwire.

6.1.5 Supplier will not use the Laptops and Desktops in the performance of services to other Supplier customers. Supplier and Clearwire will agree upon a written acceptable use policy governing the use of Laptops and Desktops.

6.2	Support for Laptops and Desktops.

6.2.1 During the 18-month use period, Supplier agrees to keep Laptops and Desktops in good working condition, and Supplier will coordinate all required repair or replacement activity through Clearwire. Clearwire’s technical support team will support the Laptops and Desktops to the same extent that it did as-of the Service Commencement Date. Supplier will reimburse Clearwire for repair and replacement of Laptops and Desktops through credits against Service Fees and charges. Clearwire will also provide IT helpdesk support during the 18-month period, but only for Clearwire-Authorized Software.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

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6.2.2 Supplier will provide support for software enabling [*****] Designated Personnel Laptops and Desktops.
6.2.3 Clearwire will provide Internet access to Supplier Personnel providing Services at Clearwire facilities during the ASO Term. [*****]
     6.3 Supplier Replacement Laptops.
     Supplier laptops that replace the Laptops and Desktops will provide substantially similar functionality and capabilities. Supplier will be solely responsible for maintenance, repair, and support of Supplier replacement laptops.
7.	DESKTOP TELEPHONE AND CONFERENCE BRIDGE SERVICES

7.1 Desktop Telephone.
     Clearwire will provide desktop telephone services — at Clearwire cost — for Designated Personnel working from Clearwire locations where Designated Personnel are providing Services to support business functions. (For avoidance of doubt, these Clearwire locations are the Clearwire-leased locations that Supplier has the right to use as described in the ASO.) Usage of telephone services above the level of collective historical usage by Designated Personnel prior to their transition to Supplier will be charged by Clearwire to Supplier. Such charges will be reflected as credits against Service Fees and charges.
7.2 Conference Bridges.
     Clearwire will disable the Clearwire conference bridges that were used by Designated Personnel prior to Service Commencement Date. Beginning on Service Commencement Date, Supplier will be responsible for providing conference bridge service to Designated Personnel, at Supplier’s expense.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

4

8.	IT HARDWARE AND SOFTWARE

8.1 The tab labeled “Network IT Software” in Attachment 5 to this Exhibit I lists the known inventory of IT Software as of the Effective Date, for which Clearwire has the financial and operational responsibility. Clearwire will provide the Supplier with full access to and use of the IT Hardware and Software including applicable administrative rights as determined by Clearwire on a case by case basis, but in no event less than required to perform the Services. Such access and use will be provided on a no-charge basis for the ASO Term and will be subject to Clearwire restrictions for contractors and agents for its IT Hardware and Software. Administrative rights will be determined on a case-by-case basis by Clearwire prior to the Service Commencement Date. During this period, the Parties agree as follows:
(a)	Clearwire will make IT Hardware and Software available in sufficient quantities and of sufficient quality to allow Supplier to provide the Services, which quantities will not exceed the amount historically used by Clearwire.

(b)	Clearwire will provide such IT Hardware and Software at Clearwire Facilities.

(c)	Clearwire is not required to refresh the IT Hardware and Software but will keep the IT Hardware and Software in good working condition, reasonable wear and tear excepted, and will maintain IT Hardware and Software to a sufficient level to maintain all associated 3rd party support and maintenance contracts, e.g., keeping servers at recommended patch levels. Clearwire will be required to replace or repair any faulty IT Hardware and Software at its own expense, unless such fault is caused by Supplier’s misuse or negligence.

(d)	Supplier will be responsible for the proper use of the IT Hardware and Software assets in accordance with Clearwire’s use policies and published specifications in the performance of the Services.

(e)	Supplier may not use the IT Hardware and Software assets in the performance of services provided to other customers of Supplier.

(f)	Supplier will have access to the IT Hardware and Software assets that is sufficient to efficiently provide the Services outlined in Exhibit C. Access to these systems will be managed by Clearwire. Supplier will notify Clearwire within one month prior to the date on which access to these systems is no longer needed. Supplier will provide reasonable notice if Supplier’s list of personnel with access to the IT Hardware and Software is changed in any way.
     8.2 [*****]
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

5

[*****]
[*****]
8.4 At Clearwire’s service levels and to the standards it provides its retained employees and contractors, Clearwire will provide Help Desk Support for the IT Hardware and Software to Supplier’s personnel delivering Services to Clearwire for the term of the ASO.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
Confidential — Subject to Nondisclosure Obligations

6

ENGINEERING
WORKSTATIONS
REQUIRED
AMD PhenomX4 workstations that do not support 64bit guest VM’s: (7)
Intel Core i7 workstations: (1)
None of these workstations are IT standard, so if an IT standard image Windows 7 is required, we will need to purchase 10 compliant DELL T3500 workstations. (Valuation Attached)
We will need VMware Workstation software for each of these machines.
Confidential — Subject to Nondisclosure Obligations

QUOTATION
DELL

	QUOTE #:	559739529
	Customer #:	35164019
	Quote Date:	10/8/10

Date: 10/8/10 4:33:38 PM	Customer Name:	CLEARWIRE CORP

TOTAL QUOTE AMOUNT:	$1,793.53
Product Subtotal:	$1,578.94
Tax:	$155.59
Shipping & Handling:	$59.00
Shipping Method:	Ground	Total Number of System Groups:	1

GROUP: 1	QUANTITY: 1	SYSTEM PRICE: $1,578.94	GROUP TOTAL: $1,578.94

Base Unit:	Dell Precision T3500,CMT,Standard Power Supply,C2 (224-8671)
Processor:	Quad Core Intel Xeon W3530 2.80GHz,8M L3,4.8GT/s,Dell Precision T3500 (317-4243)
Memory:	12GB, DDR3 ECC SDRAM Memory, 1333MHz, 6X2GB Dell Precision T3500 (317-2670)
Keyboard:	Dell, USB, Quiet KYBD, No Hot Keys, PWS, Black (330-3203)
Monitor:	Monitor Option-None (320-3316)
Video Card:	Dual 256MB ATI FireMV 2260,Quad Monitor 4DP W/4DP to DVI Adapter, Dell Precision T3500 (320-1525)
Hard Drive:	1TB SATA 3.0Gb/s, 7200RPM HardDrive with 32MB DataBurst Cache,Dell Precision T3500 (3418997)
Hard Drive Controller:	C1 All SATA or SSD Hard Drives,Non-RAID for 1or 2 Hard Drive, Dell Precision T3500 (341-8562)
Floppy Disk Drive:	No Floppy Drive, Dell Precision (341-5255)
Operating System:	Windows 7 Professional, No Media, 64-bit, Fixed Precision, English (421-1486)
Operating System:	Windows 7 Label, Optiplex, Fixed Precision, Vostro Desktop (330 6228)
Mouse:	Dell MS111 USB Optical Mouse,OptiPlex and Fixed Precision (330-9458)
TBU:	Mini-Tower Chassis Configuration, Dell Precision T1500 and T3500 (311-7463)
CD-ROM or DVD-ROM Drive:	16X DVD+/-RW Data Only Dell Precision TX500 (313-7457)
CD-ROM or DVD-ROM Drive:	Cyberlink Power DVD 8.3, No Media, Dell Relationship LOB (421-0537)
CD-ROM or DVD-ROM Drive:	Roxio Creator Dell Edition 10.3, No Media, Dell RLOB (421-1190)
Speakers:	Internal Chassis Speaker Dell Precision (313-3417)
Documentation Diskette:	Documentation, English, Dell Precision (330-3156)
Documentation Diskette:	Power Cord, 125V, 2M, C13, Dell Precision (330-3157)
Controller Option:	Integrated Intel chipset SATA 3.0Gb/s controller, Dell Precision T3500 and T5500 (341-9289)
Factory Installed Software:	Energy Smart Not Selected Precision T3500 (330-3201)
Feature	No Resource CD for Dell Precision T3500 (330-4024)
Service:	ProSupport for IT: 7x24 Technical Support for certified IT Staff, 2 Year Extended (983-9152)
Service:	ProSupport for IT: 7x24 Technical Support for certified IT Staff, Initial (984-5800)
Service:	Thank you choosing Dell ProSupport. For tech support, visit http://support.dell.com/ProSupport or call 1-866-5 (989-3449)
Service:	ProSupport for IT: Next Business Day Parts and Labor Onsite Response 2 Year Extended (9929002)
Confidential — Subject to Nondisclosure Obligations

Service:	ProSupport for IT: Next Business Day Parts and Labor Onsite Response Initial Year (993-3100)
Service:	Dell Hardware Limited Warranty Plus Onsite Service Extended Year(s) (993-9018)
Service:	Dell Hardware Limited Warranty Plus Onsite Service Initial Year (993-9027)
Misc:	Quick Reference Guide,English Dell Precision T3500 (330-4020)
Misc:	Shipping Material for System Dell Precision T3500 (330-3209)

SALES REP:	Katharine McDonald	PHONE:	1800-901-3355
Email Address:	katharine_mcdonald@dell.com	Phone Ext:	5139736
Please review this quote carefully. If complete and accurate, you may place your order online at www.dell.com/qto (use quote number above). POs and payments should be made to Dell Marketing L.P.
If you do not have a separate agreement with Dell that applies to your order, please refer to www.dell.com/terms as follows:
If purchasing for your internal use, your order will be subject to Dell’s Terms and Conditions of Sale-Direct including Dell’s U.S. Return Policy, at www.dell.com/returnpolicy#total. If purchasing for resale, your order will be subject to Dell’s Terms and Condition of Sale for Persons or Entities Purchasing to Resell, and other terms of Dell’s PartnerDirect program at www.dell.com/partner. If your order includes services, visit www.dell.com/servicecontracts for service descriptions and terms.
Quote information is valid for U.S. customers and U.S. addresses only, and is subject to change. Sales tax on products shipped is based on “Ship To” address, and for downloads is based on “Bill To” address. Please indicate any tax-exempt status on your PO, and fax your exemption certificate, with seller listed as Dell Marketing L.P, to Dell’s Tax Department at 800-433-9023. Please include your Customer Number.
For certain products shipped to end-users in California, a State Environmental Fee will be applied. For Asset Recovery/Recycling Services, visit www.dell.com/assetrecovery.
Confidential — Subject to Nondisclosure Obligations

EXECUTION VERSION
EXHIBIT J
Initial Contracts
     This Exhibit J identifies and describes the disposition of the Initial Contracts in accordance with the ASO and Section 4.2 of the Agreement. Except as otherwise indicated in this Exhibit J, defined terms have the same meaning as in the ASO.
1. IDENTIFICATION AND TREATMENT OF INITIAL CONTRACTS
1.1 Attachment 1 — Initial Contracts to be Novated or Assigned. Supplier and Clearwire have identified certain professional services agreements or discrete work orders under professional services agreements (“PSAs”) as “Initial Contracts” to be Novated or Assigned — under which independent FTE contractors have provided network service assurance work to Clearwire. Those PS As are identified in Attachment 1 to this Exhibit J as Initial Contracts to be Novated or Assigned to Supplier. Supplier’s acceptance of the Attachment 1 Initial Contracts and management of those Attachment 1 Initial Contracts — including fees payable under them for Services provided to Clearwire — is included in Supplier’s Fees.
1.2 Attachment 2 — Initial Contracts for which Supplier will Act as Clearwire’s Agent Further Review of Contracts Not Novated or Assigned. Supplier and Clearwire will, following the Service Commencement Date, evaluate whether additional Clearwire third-party contracts required for the provision of Services will be Novated or Assigned to Supplier. Nothing in this Exhibit J requires Clearwire to Novate or Assign additional contracts to Supplier, and nothing in this Exhibit J requires Supplier to agree to that any additional contracts will be Novated or Assigned. Unless Clearwire and Supplier subsequently agree that the Initial Contracts identified in Attachment 2 to this Exhibit J will be Novated or Assigned, Supplier will act as Clearwire’s agent in managing those contracts. Written agreement is required before an Attachment 2 Initial Contract will be Novated or Assigned. Supplier’s Services as agent for the Attachment 2 Initial Contracts are included in Supplier’s Fees.
1.3 Reconciliation of Attachment 2 Initia1 Contracts. Clear wire will have until thirty (30) days after the Service Commencement Date to update or identify additional contracts for inclusion as Attachment 2 Initial Contracts. In the event of a dispute as to whether Clearwire has provided sufficient information to uniquely identify a contract or whether a specific contract is appropriately categorized as one required for the delivery of Services by Supplier, the matter will be referred to Governance for resolution.
CLEARWIRE AND SUPPLIER CONFIDENTIAL
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1

2. EXHIBIT DEFINITIONS
Solely for the purpose of this Exhibit J, the following terms will have their respective meanings as below for the identification and disposition of Initial Contracts:
(a) “Novate” or “Novated” means the Parties have agreed to fully transfer the rights and obligations of the entire contract from Clearwire to Supplier. It is understood that until such novation is complete for a specific contract Clearwire is still the legal party to that contract.
(b) “Agent” means Clearwire will remain the contracting party to the subject third party supplier contract and will appoint Supplier to act as Clearwire’s agent for the purpose of purchasing products and services and performing related contract management functions with the applicable Clearwire supplier, as needed for the Supplier to perform the Services.
(c) “Assign” or “Assigned” means Clearwire will as sign to Supplier the rights and obligations required to purchase that portion of the products and services available under the third party supplier contract required to perform the Services. In the even that a third party supplier contract also governs products and services that are not required for the performance of Services by Supplier, (a) Clearwire will retain all rights and obligations for such remaining products and services, and (b). upon assignment of the relevant portion of the contract to Supplier, the assigned portion and the remainder portion will be treated as two separate contracts each of which will be managed separately without the need for communication with, or approval by, the other Party. Clearwire will be responsible for completing all documentation necessary to document the retained, remaining portion of any contract.
3. NOVATED OR ASSIGNED CONTRACTS
3.1 Responsibilities for Obtaining Required Consents. Clearwire will be responsible for initially contacting all third-party suppliers and for obtaining all necessary third-party consents for the assignment or novation of Attachment 1 Initial Contracts under the terms of this Exhibit (“Required Consents”), and for any other contracts the Parties subsequently agree will be Novated or Assigned to Supplier. Supplier will take administrative responsibility to assist Clearwire in the endeavor to obtain Required Consents. Such administrative responsibilities will include: (i) drafting and preparing initial communication letters, consent forms, assignment/novation agreements and other related documentation, (ii) tracking Required Consents activity (iii) tracking of contract transition activity, (iv) follow up with third-party suppliers, and (v) periodic progress reporting.
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3.2 Novated Contracts. Following initial contact by Clearwire, Supplier will serve as the primary manager for the novation process of Attachment 1 Initial Contracts identified to be Novated. Supplier will use best efforts to Novate the contracts and will keep Clearwire informed as to the progress during this process. During the novation process, Clearwire will use reasonable efforts to support Supplier as necessary and will assist as needed in communication and negotiation with each third party supplier until the novation process is completed. Once a third party supplier has executed and returned the necessary documentation and information, Supplier will then execute the Novation contract within five (5) business days, and take full responsibility for the Novated contract and Clearwire will have no further obligations thereunder except for obligations entered into by Clearwire prior to novation or disputes with the third party supplier deriving from the time prior to novation.
3.3 Assigned Contracts. Upon completion of the assignment, Supplier will assume full responsibility for the Assigned portion of the Attachment 1 Initial Contracts. Clearwire will have no further obligations thereunder, except for obligations entered into by Clearwire prior to the assignment or disputes with the third party prior to completion of the assignment.
3.4 Novation and Assignment Fees; Failure to Achieve Contract Transition.
          3.4.1 Unless a reasonable alternative solution can be determined by Clearwire, Clearwire will pay for any termination, access or transfer fees required to effect assignment or novation. Any failure to achieve the desired contract transition outcome will be escalated to the Governance Steering Committee.
          3.4.2 After applicable contracts have been Assigned or Novated to Supplier, Supplier will be responsible for any new license fees associated with Novate or Assign contracts thereafter, as provided for in Section 1(c) of Exhibit K.
3.5 Interim Period. If Clearwire has not been able to obtain the Required Consents for novation or assignment of any Attachment 1 Initial Contracts by the Service Commencement Date, Supplier will act as Clearwire’s agent, as provided in Section 4 below, for those Attachment 1 Initial Contracts (as if Attachment 2 Initial Contracts) to be Novated or Assigned until such time as the Required Consents are obtained and all transaction agreements are executed.
3.6 Purchase Order Cutover Between Parties. The third party supplier that is party
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to any transferred Clearwire purchase order will be notified in writing by Clearwire at least five (5) days prior to the projected date that Supplier takes responsibility for the procurement of the product or service provided under such purchase order. Supplier will participate in the development and distribution of this notification, which will inform the vendor or supplier that the Supplier will be issuing a new or revised purchase order and the Supplier will be responsible for any charges effective following the issuance of the new or revised purchase order. Clearwire will be invoiced for all services performed through the period prior to the transfer of the purchase order to Supplier.
3.7 Prepayment. [*****]
3.8 Enterprise Resource Provider Requirements. Within five (5) business days after the Effective Date, Clearwire will provide to Supplier all third party contracts related master data reasonably necessary for Supplier to prepare its Enterprise Resource Provider and computer systems. Such master data will include: [*****] Clearwire will also supply soft copies, redacted with respect to the Clearwire retained portion of Assigned contracts, of all Fixed Fee Contracts listed in Attachment 1 hereto.
3.9 Misdirected Payments or Documents. If after the Effective Date payments or documents that should have been directed to one Party are received in error by the other Party, the receiving party will promptly notify the other Party, and then redirect the applicable payment or document to the correct recipient.
4. CONTRACTS FOR WHICH SUPPLIER WILL ACT AS AGENT
4.1 Responsibilities for Obtaining Required Consents. Clearwire will be responsible for obtaining all necessary third-party consents and other relevant rights for Supplier to act as Clearwire’s agent under the Attachment 2 Initial Contracts (also referred to as “Required Consents” forth is Section 4 ). Clear wire will make commercially reasonable efforts to secure all Required Consents for Supplier to act as
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Clearwire’s agent for the contracts listed in Attachment 2, Initial Contracts, by the Service Commencement Date. Supplier will take administrative responsibility to assist Clearwire in that endeavor. Clearwire and Supplier will cooperate in good faith to resolve any issues encountered in order to achieve agent status prior to Service Commencement and during contract transition. Supplier will make commercially reasonable efforts to support Clearwire under the following administrative responsibilities to set up the agency relationship for the Attachment 2, Initial Contracts. Such administrative responsibilities will in dude: (i) support in drafting communication letters, consent forms and other related documentation, (ii) tracking of agency setup based on information provided by Clearwire and (iii) periodic progress reporting.
4.2 Clearwire Liability. Clearwire will retain financial responsibility for valid and approved payments to third party suppliers under Attachment 2 Initial Contracts. All legal disputes with the third party supplier will be managed by Clearwire. Supplier will assist Clearwire in resolving a dispute by providing written documentation from Supplier reasonably related to the dispute, attending meetings regarding the dispute, and complying with other commercially reasonable requests that Clearwire may make that could assist in resolving the dispute. Supplier agrees to collaborate with Clearwire in any renegotiation or renewal of Attachment 2 Initial Contract for which Supplier is acting as Clearwire’s agent, including but not limited to fully assisting in establishing pricing, operational terms and conditions, and service volumes. Further details for process handling will be agreed upon by Clearwire and Supplier.
4.3 Transaction Fees; Failure to Achieve Transition. Unless a reasonable alternative solution can be determined by Clearwire, Clearwire will pay for any termination, access or transfer fees required to effect the Required Consents for Attachment 2 Initial Contracts. Any failure to achieve the desired contract transition outcome will be escalated to the Governance Steering Committee. In each such case Clearwire will remain responsible for procuring needed products and services from the applicable supplier so as to allow Supplier to perform the related Services.
4.4 Contract Updates. Clearwire will supply such portions and updates of all Attachment 2 Initial Contracts as necessary for Supplier to perform the Services.
4.5 Procurement Transition Support. Clearwire will provide Supplier with sufficient process and training to efficiently requisition materials and services in the appropriate Clearwire systems to facilitate Supplier’s agency relationship under Attachment 2 Initial Contracts.
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[Attachments 1 and 2 follow]
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ATTACHMENT 1
Initial Contracts to be Novated or Assigned to Supplier (Professional Services Agreements).
Document on CD
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ATTACHMENT 2
Initial Contracts for which Supplier will Act as Clearwire’s Agent
Document on CD
“Clearwire will have until thirty (30) days after the Service Commencement Date to update or identify additional contracts for inclusion as Attachment 2 Initial Contracts.”
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EXECUTION VERSION
EXHIBIT K
Initial Licenses
This Exhibit K describes the disposition of the Initial Licenses in accordance with the ASO and Sections 4.2 and 4.3 of the Agreement, as well as other associated terms and conditions in the Agreement. Except as otherwise indicated, defined terms in this Exhibit K have the same meaning as in the ASO
1.	Initial Licenses — Attachment 1 to this Exhibit K lists the Initial Licenses that the Parties agree will be required for the Supplier to perform the Services. Attachment 1 lists the Initial Licenses in each of the categories designated below.

(a) Right to Use (“RTU”) — Under this category, Clearwire will secure the rights necessary for Supplier to access and use the Clear wire-held license by Service Commencement Date to the extent necessary to perform the Services. If Clearwire determines that the applicable license agreement allows the use of the associated software by a Clearwire contractor or subcontractor then no further action is required. If further action to secure the right-to-use rights for Supplier is required, Clearwire will be responsible for securing the necessary right to use agreement from the applicable software vendor that will grant the Supplier such access and use. Supplier will fully cooperate and provide active assistance to Clearwire as required to secure such rights. Clearwire will be responsible for paying all transfer fees and other costs in obtaining all Required Consents for RTU licenses, unless Clearwire decides to implement a reasonable alternative solution or unless Clearwire, in their sole discretion, elects to accelerate the escalation procedure detailed in Section 2 hereof.

(b) Transfer (“Transfer”) — Under this category, the existing Clearwire license agreement will be novated or assigned to Supplier in accordance with Exhibit J. If such transfer cannot be achieved by the Service Commencement Date, then Clearwire will secure a Right to Use for the license beginning with the Service Commencement Date until the desired transfer can be completed. Clearwire will provide Supplier with an electronic copy of each applicable Transfer license agreement, except that Clearwire may redact Clearwire confidential business information. Supplier will be responsible for securing the Required Consents for each license to be so transferred, with the cooperation and active assistance of Clearwire. Clearwire will be responsible for paying all transfer fees and other costs in obtaining all Required Consents for Transfer licenses, unless Clearwire decides to implement a reasonable alternative solution or unless Clearwire, in their sole discretion, elects to accelerate the escalation procedure detailed in Section 2 hereof.

(c) Additional License Fees — If additional fees are required under Sections 1(a) or (b) above for reasonable alternative solutions, or new license fees are required to achieve the Required Consents, or to secure alternative licenses if such Required Consents cannot be secured within a reasonable period of time, the Clearwire will pay for such license fees.
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(d) License Disposition — The RTU and Transfer designations assigned to each Initial License are the result of an initial review by Clearwire and Supplier and are subject to reclassification and adjustment in accordance with Section 6 of this Exhibit K. Supplier and Clearwire will implement the disposition of the Initial Licenses by Service Commencement Date or implement short-term workarounds. Attachment 1 will be considered the “Initial Licenses” for the purposes of the ASO.

2.	Escalation Procedure — Any Initial License in Attachment 1 for which Supplier and Clearwire has not obtained either RTU or Transfer rights within thirty (30) days after the Effective Date will be escalated to the Governance Steering Committee. For such escalations, Clearwire and Supplier will continue to cooperate in good faith to determine a commercially reasonable replacement for the functionality provided by such license and report any new information to the Governance Steering Committee.

3.	Included Assets Containing Initial Licenses — Attachment 1 to this Exhibit K sets forth licenses associated with software applications running on laptops, desktops and workstations in addition to licenses associated with software applications running on production/test network equipment and field equipment listed as Included Assets in Exhibit I, and which licenses are considered to be Initial Licenses required in order for Supplier to perform the Services under this Agreement. The rights and obligations granted to Supplier under Section 4.1 of the Agreement and Exhibit I as to the Included Assets will be considered distinct from the rights and obligations granted herein and in Sections 4.2 and 4.3 of the Agreement.

4.	License Period — Licenses listed in Attachment 2 to this Exhibit K, provided by Clearwire to Supplier as part of the Included Assets, will be known as Supplier’s Managed Work Place software (“MWP”). Supplier’s rights of use and benefits with respect to the MWP will cease 18 months following the Service Commencement Date. Following the expiration of this 18 month period, Supplier will be responsible for acquiring and maintaining the necessary MWP licenses for the performance of the Services for the remainder of the Term of the Agreement. Except for the MWP, all of Supplier’s rights of use and benefits as to the Initial Licenses categorized as RTU in Attachment 1 hereto will continue for the duration of the Agreement. If any time during the term of the ASO Supplier ceases to use RTU licenses, then Supplier will promptly notify Clearwire and include the relevant information related to the license.

5.	Repayment — The repayment by Supplier to Clearwire of any prepaid maintenance fees for the Transfer Initial Licenses covering periods after the Service Commencement Date will be governed by the terms of of the ASO and Section 4.2.3 of the Agreement.

6.	License Reclassification — Either Party may request that the category of required consent described in Attachment 1 hereto (i.e. RTU, Transfer) may be revised during
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the Term of the Agreement upon the mutual agreement of the Parties. The Parties agree that the classifications in Attachment 1 are intended to reflect the correct terms of each Initial License, and will act in good faith during the Term of the Agreement to reclassify the use or non-use of the license so that its terms are followed properly.

7.	License Maintenance — Clearwire will be responsible for license maintenance and management of all licenses identified as RTU in Attachment 1 hereto during the Term of the Agreement. Clearwire will be responsible for the payment of all fees and costs associated with the use of the RTU Licenses for the Term of the Agreement, including, but not limited to, all upgrade fees, renewal fees, third-party licensor audit fees and technical support fees.

Beginning on the Service Commencement Date, for all licenses identified as Transfer in Attachment 1 hereto, Supplier will be responsible for license maintenance and management during the Term of the Agreement. Supplier will be responsible for the payment of all fees and costs associated with the use of the Transfer Licenses and escalated Initial Licenses as described in Section 2 above for the remaining Term of the Agreement, including, but not limited to, all upgrade fees, renewal fees, audit fees and technical support fees.

8.	Third Party Customers — Supplier’s right to use the Initial Licenses to provide Services to customers of Supplier or Clearwire will be contingent on the satisfaction of each of the following: (i) Clearwire must, in its sole discretion, determine that the use by Supplier of the applicable license would not violate the terms of the such license or the effect of such use would not result in substantial harm to Clearwire or Clearwire’s relationship with the applicable vendor; (ii) Supplier must obtain Clearwire’s permission, which permission will not be unreasonably withheld; and (iii) the Parties must mutually agree in good faith to a reasonable gainshare arrangement.

9.	License Compliance — Supplier will comply with all restrictions and terms of the license during the use of the Initial Licenses. Clearwire will provide to Supplier relevant portions of individual license agreements and applicable documentation within a reasonable amount of time following the Effective Date. Should any licensor or vendor request or enforce any audit rights or any other obligation owed to them under any of the above-listed Initial Licenses designated as RTU licenses, Supplier will promptly notify Clearwire and provide full cooperation in the performance of such audit. Supplier will bear any costs attendant to such audit if such audit was initiated as a result of Supplier’s use or misuse of the applicable software license.

10.	Supplier License Administration: Clearwire will have the right to make reasonable requests for information from Supplier regarding the RTU Initial Licenses. These may include, but are not limited to requests for a written reconciliation of the licenses being actively used, requests for information regarding the number of users of such
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licenses or any notices or requests from the licensors or assignees. Supplier will respond to these requests within thirty (30) days of receipt, or provide a response to Clearwire describing why they are unable to respond within such time period and establishing a time frame for response.
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EXECUTION VERSION
ATTACHMENT 1 TO EXHIBIT K
Initial Licenses

Vendor Name	Application Name and Description	Name of the License	License Disposition for Exhibit K	Vendor Approval Needed?	Freeware?
DOCUMENT LOCATED ON CD
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ATTACHMENT 2 TO EXHIBIT K
Managed Workplace Software
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
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EXECUTION VERSION
EXHIBIT L
Human Resources Requirements
1.0	INTRODUCTION
1.1	This Exhibit sets forth the terms and conditions related to human resources requirements, including salaries and employment benefits to be received by the Designated Personnel and Subsequent Designated Personnel, as provided for in the Agreement and this Exhibit L. Unless otherwise specified herein, all payments and benefits specified in this Exhibit L are cumulative, rather than alternative.

1.2	Nothing in this Exhibit L is intended to create any right or cause of action in or on behalf of any person or entity other than Clearwire and Supplier.

1.3	Subject to Section 7.0 of this Exhibit L, all employment terms and conditions, including employee benefits and compensation, that are applicable to Designated Personnel as set forth in this Exhibit L will apply to Subsequent Designated Personnel unless otherwise expressly provided herein.
2.0	DEFINITIONS
Capitalized terms used but not defined in this document will have the meanings specified in the Agreement. The following defined terms used in this Exhibit L will have the meanings specified below:
(a)	“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1986.

(b)	“Designated Personnel” is defined in Exhibit A, Definitions.

(c)	“Designated Personnel Transfer Date” means the date on which each Designated Personnel and Subsequent Designated Personnel begins his or her employment with Supplier, which date will be as set forth in the Transition Plan; provided, however, (i) any Designated Personnel who is on a Clearwire Leave of Absence, military leave or disability leave will begin his or her employment with Supplier as described in Section 3.1.5 below, conditioned on their eligibility to return to work at the end of such Clearwire Leave of Absence, military or disability; and (ii) Subsequent Designated Personnel will begin employment with Supplier in accordance with Section 7.1 below.
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(d)	“ERISA” means the Employee Retirement Income Security Act of 1974.

(e)	“Executive” means Clearwire personnel with the title of “Director”, “Vice President” or “Senior Vice President” as of the Effective Date.

(f)	“Good Cause” means a separation from Supplier because of [*****]

(g)	“Key Personnel” means those Designated Personnel that are listed in Attachment 2 to this Exhibit L.

(h)	“Reasonable Commuting Distance” means a distance that is not more than 50 miles from the Designated Personnel’s principal work location immediately prior to the Designated Personnel Transfer Date, unless such current principal work location is greater than 50 miles and has been agreed upon by Designated Personnel and the Supplier or Clearwire.

(i)	“Retained Organization” means the Clearwire departments and associated staff accountable to Clearwire and its shareholders for the performance of its Network and the management of the Network-related costs.

(j)	“Clearwire Leave of Absence” means a Clearwire-approved leave of absence with a guaranteed right of reinstatement, as determined by Clearwire leave of absence policies and subject to applicable Law.

(k)	[*****]

(l)	“Clearwire Short Term Disability” means an authorized absence due to a disability, not to exceed 13 weeks, pursuant to the Clearwire Short Term Disability Plan
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(m)	[*****]

(n)	“Subsequent Designated Personnel” means all Clearwire personnel who will transfer over to Supplier under Section 7.0 of this Exhibit L after the Service Commencement Date or who are listed in Attachment 3 to this Exhibit L. Subject to Section 7.0 of this Exhibit L, Subsequent Designated Personnel will become Designated Personnel for all purposes on the date of first employment with Supplier.

(o)	[*****]

(p)	[*****]

(q)	“Supplier Lead Personnel” means Supplier Personnel designated in Exhibit 4.

(r)	[*****]

(s)	[*****]

(t)	[*****]

(u)	“Tell Date” means the calendar date on which Clearwire and Supplier have agreed that affected Clearwire employees will be formally notified of the Agreement and the pending transition to Supplier.

(v)	“USERRA” means the Uniformed Services Employment and Reemployment Rights Act of 1994.
3.0	TERMS OF EMPLOYMENT
3.1	Offers of Employment
3.1.1	A list of the Designated Personnel is attached hereto as Attachment 1 to this Exhibit L.

3.1.2	No later than three (3) Business days after the Tell Date, Supplier will make written offers of employment to all Designated Personnel, which employment will be in accordance with the terms
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and conditions set forth in this Exhibit L. Such offers will require pre-employment screening (e.g., drug testing, background checks); and Supplier may require such employees to complete certain reasonable hiring forms in connection with the hiring process, including, if applicable, an employment contract, an I-9 form, a non-disclosure agreement, an intellectual property agreement, and/or confirmation of policies.

3.1.3	Supplier will not be required to fill any vacancies within the final list of the Designated Personnel that are created either because a Designated Personnel rejects Supplier’s offer, or if such Designated Personnel fails a drug test or background check, or for any other reason. Supplier may in Supplier’s own discretion fill such positions to the extent deemed necessary by Supplier, with replacements of comparable skill levels within a reasonable period of time. Supplier will be responsible for the replacement personnel’s salary and benefits.

Notwithstanding the foregoing, to assure the continuity of expertise related to the Services, Clearwire may identify [*****] as Key Personnel. Supplier agrees to retain Key Personnel during the Retention Period in accordance with Section 3.3 below.

3.1.4	For Designated Personnel accepting Supplier’s offer, employment with Clearwire will terminate at the end of the day immediately prior to the Designated Personnel Transfer Date and employment with Supplier will be effective on the Designated Personnel Transfer Date.

3.1.5	A. Supplier will make written offers of employment to Designated Personnel on a Clearwire Leave of Absence, conditioned on their eligibility to return to work, (i) within 26 weeks from the Service Commencement Date for non-military leaves of absence; (ii) within the period stated by USERRA for military leaves of absence unless Supplier establishes that under 20 CFR §1002.139, Supplier’s circumstances have so changed as to make reemployment impossible or unreasonable, or that assisting the Designated Personnel in becoming qualified for re-employment would impose an undue hardship on Supplier; or (iii) within one year of the Service Commencement Date for each Designated Personnel protected under the Americans with Disabilities Act of 1990 or similar federal or state law. Designated Personnel returning from a Clearwire Leave of Absence, including military leave or disability leave, who are offered employment by Supplier under the terms of this Section 3.1.5 and who accept such offer of
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employment will be treated in the same manner as, and receive the same employment terms, conditions and benefits as those provided to the Designated Personnel under this Exhibit L.

B.Supplier will make a written offer of employment to any Designated Personnel covered under this Section 3.1.5 within three (3) Business Days after notification by Clearwire that such Designated Personnel is eligible to return to work at the end of the Clearwire Leave of Absence, and after Clearwire has provided Supplier with a current, active home address, home phone number and, if available, alternate phone number(s) and non-work email address for such Designated Personnel. The Designated Personnel will have five (5) calendar days to accept Supplier’s offer of employment after such Designated Personnel receive such offer from Supplier, unless the Parties otherwise agree. Any offer to any Designated Personnel not accepted in a timely manner will be deemed by Supplier to be rejected by the Designated Personnel. Supplier will complete the transition of Designated Personnel to Supplier employment within fourteen (14) calendar days (or sooner if practicable) after the Designated Personnel accepts an offer of employment with Supplier.
3.2	Immigration. Subject to Section 9.4 in the Agreement, Supplier, as the successor-in-interest entity, will acquire the immigration related liabilities of the in-scope foreign national employees and will defend, indemnify and hold Clearwire Indemnitees harmless from any US immigration claims, damages, or liability that may accrue after the Designated Personnel Transfer Date with the exception of liabilities related to fraud and misrepresentation that occurred prior to the transfer. Further, Clearwire agrees to indemnify Supplier for any liabilities related to Clearwire’s failure to refer the USCIS to Supplier to the extent that the USCIS makes any inquiries or work site visits related to the Designated Personnel or Subsequent Designated Personnel.

3.3	Retention Period. [*****]
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3.4	Positions. [*****]

3.5	Work Schedules. [*****]

3.6	Location. [*****]

3.7	Status, Training and Long-Term Career Opportunities. [*****]

[*****]

[*****]
4.0	TOTAL COMPENSATION
Supplier will pay Designated Personnel compensation in accordance with the following:
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4.1	[*****]

4.2	[*****]
[*****]

4.2.2	[*****]
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4.3	[*****]

4.4	RESERVED

4.5	[*****]

4.6	[*****]
5.0	EMPLOYEE BENEFITS
5.1	General Provisions
[*****]

[*****]

5.1.3	[*****]
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[*****]
5.2	RESERVED

5.3	[*****]

5.4	[*****]

5.5	[*****]

5.6	[*****]
[*****]

[*****]
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[*****]
5.7	[*****]

5.8	[*****]

5.9	[*****]
6.0	HUMAN RESOURCES REPRESENTATIVE

Supplier will appoint a designated representative, selected by Supplier’s management, as its Human Resources representative. Supplier’s Human Resources representative will be responsible for the transition of the Designated Personnel.
7.0	SUBSEQUENT TRANSITION
7.1	Subsequent Designated Personnel. Between the Effective Date and Service Commencement Date, Clearwire, in consultation with Supplier, may identify Subsequent Designated Personnel and target date(s) for transfer of each to Supplier’s employment. Supplier will offer employment to any such Subsequent Designated Personnel identified during that time period. A list of the Initial Subsequent Designated Personnel as of the Service Commencement Date is attached as Attachment 3 to this Exhibit L. At least fourteen (14) days before the Designated Personnel Transfer Date for the Subsequent Designated Personnel identified by Clearwire to
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Supplier, Supplier will make written offers of employment to all Designated Personnel, which employment will be in accordance with the terms and conditions set forth in this Exhibit L. Such offers will require pre-employment screening (e.g., drug testing, background checks); provided, however, that Supplier may require such employees to complete certain reasonable hiring forms in connection with the hiring process, including, if applicable, an employment contract, the I-9 form, an intellectual property agreement, a non-disclosure agreement and/or confirmation of policies. From Service Commencement Date until twenty-four (24) months after Service Commencement Date, Clearwire may identify additional Subsequent Designated Personnel and, if agreed to by Supplier, Supplier will offer employment to such Subsequent Designated Personnel. All Subsequent Designated Personnel will have five (5) calendar days to accept Supplier’s offer of employment after such Subsequent Designated Personnel receive such offer from Supplier, unless the Parties otherwise agree. Any offer to any Subsequent Designated Personnel not accepted in a timely manner will be deemed by Supplier to be rejected by the Subsequent Designated Personnel. All Subsequent Designated Personnel who are offered employment by Supplier under the terms of this Section 7.1 and who accept such offer of employment will be treated in the same manner as, and receive the same employment terms, conditions and benefits as provided to similar Supplier Personnel. Designated Personnel on a Clearwire Leave of Absence, including military leave, will be administered in accordance with Section 3.1.5 above.

7.2	Additional Services. In the event that new services are added to the scope of this Agreement (e.g., providing for Supplier’s performance of certain managed network operation services) (collectively, “Additional Services”), Supplier will offer employment to all Clearwire personnel who Clearwire desires to transition to Supplier in connection with the Additional Services. All such personnel who are offered employment by Supplier under the terms of this Section 7.2 and who accept such offer of employment will be treated in the same manner as, and receive the same employment terms, conditions and benefits as provided to similar Supplier personnel. Such offers will be contingent upon pre-employment screening (background checks and drug screens) and completion of certain reasonable hiring forms including the I-9 form, a non-disclosure agreement, an intellectual property agreement and/or confirmation of policies.
8.0	DEPARTMENT OF LABOR REGULATIONS.

To the extent applicable, Supplier will comply with all applicable employment laws and regulations, including without limitation, United States Department of Labor regulations regarding:
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•	Employee benefit plans under ERISA;

•	equal employment opportunity obligations of government contractors and subcontractors (41 C.F.R. § 60-1.4(a)(1)-(7));

•	employment by government contractors of Vietnam-era and disabled veterans (41 C.F.R. § 60-250.1(a)-(u));

•	employment of individuals with disabilities by government contractors and subcontractors (41 C.F.R. § 60-741.4);

•	developing written affirmative action programs (41 C.F.R. §§ 60-1.40, 60-2.1, 60- 250.40 and 60-741.40);

•	certifying no segregated facilities (41 C.F.R. § 60-1.8);

•	filing annual EEO-1 reports (41 C.F.R. § 60-1.7);

•	utilizing minority-owned and female-owned business concerns (48 C.F.R. §§ 52- 219.9 and 52-219.12); and

•	any successor regulations thereto which are incorporated by reference herein.
9.0	SUPPLIER REPRESENTATIONS AND WARRANTIES
Supplier represents and warrants that:
•	The terms of any hiring forms and employment contracts that Designated Personnel or Subsequent Designated Personnel will be required to sign will not conflict with any of the terms and conditions set forth in this Exhibit L;

[*****]

•	Supplier has and will maintain business policies and practices that encourage diversity in the workplace and discourage discrimination at all levels; and

•	Supplier has and will maintain business policies and practices that encourage all employees to follow certain ethical standards and guidelines.
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10.0	INFORMATION COMMUNICATION AND REPORTING
10.1	Clearwire and Supplier will collaborate to develop a communications plan regarding information relating to this Agreement for both internal and external audiences within both organizations. Nothing will be distributed, internally or externally, without Clearwire and Supplier approval, and only in accordance with Section 19.10.1, No Publicity.

10.2	[*****]

10.3	Except as otherwise provided in the Agreement, Supplier will be responsible for all costs and implications on service delivery caused by attrition.
11.0	KEY PERSONNEL
11.1	In consultation with Supplier, Clearwire may designate [*****] as Key Personnel as set forth in Attachment 2 to Exhibit L of this Agreement. Within thirty (30) days after the Service Commencement Date, Clearwire will notify Supplier of any changes in the personnel or positions that it wishes to designate as Key Personnel and these requested changes will be discussed and documented through the Governance Steering Committee.

11.2	Key Personnel will work at least [*****]of their scheduled hours providing Services to Clearwire in the same role as their current roles as of their last day of employment with Clearwire during the first nine (9) months after the Service Commencement Date. Within that nine (9) month period, Supplier may repurpose or reassign [*****] However, any plans to repurpose or reassign more than [*****] by the Supplier during the same period will require prior written approval from Clearwire. If, during the Term, any one of the Key Personnel is repurposed or reassigned or becomes incapacitated, or ceases to be employed by Supplier and therefore becomes unable to perform the functions or responsibilities assigned to him or her, Supplier will promptly replace such person with another person who is at least as well qualified as the person who initially performed that person’s functions, unless Supplier has reasonably determined that the position is no longer needed, in which case Supplier
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will so inform Clearwire in writing in a timely manner. Supplier will keep Clearwire reasonably informed of all such replacements.

11.3	Notwithstanding Section 11.3, Supplier will use all commercially reasonable efforts to ensure that a sufficient knowledge level needed to maintain the Clearwire Network through the remaining Key Personnel roles will be retained for Clearwire until the Disentanglement. At such point as the Key Personnel roles are reviewed and updated, the time allocation provision as set forth in Section 11.3 of this Exhibit L will no longer apply to specific Key Personnel, rather, it will apply to anyone who works in the adjusted Key Personnel roles.

11.4	Supplier’s Lead Personnel (listed in attachment 4) are also considered Key Personnel but are subject to the following additional restrictions and requirements.
11.4.1	Supplier represents that each Lead Personnel is an experienced manager who is, or will endeavor to become, knowledgeable as to Clearwire’s activities, the Services and the Service Levels and who will act as the primary liaison between Supplier and Clearwire as specified in Section 5.2 of the Agreement.

11.4.2	Supplier will consult with Clearwire during the selection of Lead Personnel.

11.4.3	The Supplier Managed Services Manager will have overall responsibility for directing all of Supplier’s activities hereunder, and will be vested with all necessary authority to fulfill that responsibility.

11.4.4	As further described in Exhibit G, a component of Supplier’s Lead Personnel’s compensation will be a variable determined on the basis of the results of a Customer Satisfaction Survey that Supplier administers annually.
12.0	EMPLOYEE TRANSITION PROCESS
The process by which any of the Designated Personnel will become Supplier Personnel is as follows:
12.1	Supplier will provide a documented plan for transitioning all Designated Personnel including such elements as an outline of that plan, a proposed timeline, key expectations, requirements of Clearwire and Supplier, and major success factors.
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12.2	Supplier will appoint a Human Resources representative who will be responsible for the transition of the Designated Personnel from Clearwire to Supplier. Supplier will not replace or reassign the Human Resources representative until after the Service Commencement Date other than for Good Cause.

12.3	Immediately following Clearwire’s finalization of its list of Designated Personnel, Clearwire will provide Supplier with a listing of all Designated Personnel, which will include [*****] Supplier’s job offers will be extended to the Designated Personnel no later three days after the Tell Date.

12.4	All Designated Personnel will have five (5) calendar days to accept Supplier’s offer of employment after such Designated Personnel receive such offer from Supplier, unless the Parties otherwise agree. Any offer to any Designated Personnel not accepted in a timely manner will be deemed by Supplier to be rejected by the Designated Personnel.

12.5	Supplier will provide Clearwire with the list of all Designated Personnel who have accepted and declined Supplier’s offer of employment immediately following the expiration of the five (5) day acceptance period; and Supplier will provide Clearwire with a complete list of Designated Personnel once all offers have been accepted or declined no later than two weeks after the expiration of the acceptance period.

12.6	Subject to the other provisions of this Section 12, and Sections 3.1.4, 7.1 and 7.2, each Designated Personnel who accepts Supplier’s offer of employment will commence employment with Supplier on the Designated Personnel Transfer Date.
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ATTACHMENT 2 TO EXHIBIT L
Key Personnel
Certain provisions relating to Key Personnel are contained in Section 5.3 of the Agreement and Exhibit L. In accordance with Section 11.1 of this Exhibit L, Clearwire will, in consultation with Supplier, designate Key Personnel in writing between the Effective Date and Service Commencement Date, providing the information specified below.

	EMPLOYEE	DATE
NAME	ID	HIRED	JOB TITLE
DOCUMENT LOCATED ON CD
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EXECUTION VERSION
ATTACHMENT 3 TO EXHIBIT L
Subsequent Designated Personnel
Clearwire will, in accordance with Section 7.1 of this Exhibit L, provide Supplier in writing a list of the initial Subsequent Designated Personnel prior to the Service Commencement Date.
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EXECUTION VERSION
ATTACHMENT 4 TO EXHIBIT L
Lead Personnel

NAME	TITLE
Supplier will provide the names of the Lead Personnel to Clearwire in writing within thirty (30) days after the ASO Effective Date.

Supplier Managed Services Manager

Supplier Contract Executive
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EXECUTION VERSION
EXHIBIT M
Governance
1. GOVERNANCE MODEL
This Exhibit M details how the Parties will govern the Services and changes thereto, establishing the Governance model with the following 5 objectives:
•	Provide leadership and direction for the ASO Term;

•	Manage the relationships between Clearwire and Supplier;

•	Provide resolutions for escalations;

•	Facilitate continuous improvement; and

•	Ensure consistency in interactions between Clearwire and Supplier.
In addition, the Parties agree as follows:
•	The Governance boards will be in place within thirty (30) days after the Effective Date;

•	During the Term of the Agreement, the Parties will support the function, maintenance and support of the established Governance boards;

•	The joint Governance bodies will implement effective communication, resolving issues clearly, timely and professionally with mutual consideration;

•	Clearwire and Supplier will staff the Governance bodies with qualified, skilled and experienced personnel with applicable organizational and business domain experience, responsibility and empowerment; and,

•	Each Party will bear its own costs in establishing and operating this Governance Model over the Term of the Agreement.
2. DEFINITIONS
2.1.	Capitalized terms used and not defined in this Exhibit M have the meanings ascribed to such terms in the ASO.

2.2.	The following definitions apply to this Exhibit M:

“Change” means any: (i) revisions to the ASO, the Agreement, Exhibits or binding Attachments documents; (ii) material variation to the Services not already addressed in the ASO, Exhibit N or other similar provisions; or (iii) modification to the Services that results in an increase in the Fees; where such Changes do not include immaterial changes such as revisions to work schedules that do not impact the Fees or configuration changes that have no risk to Clearwire or its systems.

“Change Control Procedures” is defined in Section 8.3.1 of this Exhibit M.
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“Change Management” means the policies and procedures for approving and making changes to the Services as set forth in this Exhibit M, Section 8, and Section 2.10 of the Agreement.

“Demand Management Committee” is defined in Section 3.3.4 of this Exhibit M.

“Executive Board” means the strategic Governance body led by officer or senior vice president-level personnel charged with company-to-company level relationship management and strategic management and changes to the relationship.

“Governance” and “Governance Model” means the oversight of the Services including as described herein.

“Operations Committees” means the Governance bodies led by director-level resources charged with oversight of day-to-day operations, problem handling, and continuous, operational improvement, and includes the Performance Management Committee and Demand Management Committee.

“Performance Management Committee” is defined in Section 3.3.7 of this Exhibit M.

“Problem Management” means identification, handling, and resolution of commercial or operational issues that surface in the execution of the relationship between Clearwire and Supplier.

“Projects” has the meaning set forth in Exhibit C.

“Clearwire Governance Head” means “Clearwire Relationship Manager” as defined in the Agreement.

“Supplier Governance Head” means “Supplier Contract Executive” as defined in the Agreement.

“Steering Committee” means the commercial and operational Governance body led by vice president-level resources charged with oversight of all operations, commercial administration of the contract and relationship, problem handling, and continuous, strategic and commercial improvement to the relationship.

“Clearwire Authorization Policy” means Clearwire’s policy to control the use and delegation of approval authority to effect financial commitments for goods, services and real property and to establish documentation requirements which permit these commitments to be monitored and analyzed.
3. GOVERNANCE BOARDS
The Parties will establish Governance teams dedicated to the facilitation and oversight of the Agreement for the Term of the Agreement. The relationship will be structured into three tiers with minimum meeting periods and minimum level of authority:

TIER	MINIMUM	MINIMUM
	MEETING	LEVEL OF
	PERIOD	AUTHORITY
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I.	Executive Board — strategic in focus	Quarterly Senior Vice President
IIa.	Steering Committee – Agreement management	Monthly Vice President
IIIa.	Commercial Management Committees —	Monthly Director
IIIb.	Operations Committees — Performance Management	Monthly Director
IIIa.	Operations Committees – Demand Services in focus	Monthly Director
The tiered model will operate in accordance with the Agreement. Amendments to the Agreement, including all Exhibits, must be made in accordance with the Agreement and Executive Board procedures below.
3.1. Executive Board
3.1.1.	The Executive Board oversees the Parties’ relationship at the strategic and business levels. The Executive Board is comprised of the Clearwire Governance Head and Supplier Governance Head as well as relevant executives from both Parties.

3.1.2.	The Executive Board responsibilities include:
•	Establish and maintain executive level relations.

•	Provide strategic direction to the Steering Committee.

•	Serve as the final escalation point.

•	Authorize amendments to the ASO.
3.1.3.	Specific Executive Board tasks include the following:
•	Executive review of Supplier’s performance under this ASO;

•	Provide strategic business plans and strategic business initiatives; and

•	Executive review of strategic level initiatives and forecasts.
3.2. Steering Committee
3.2.1.	The Steering Committee will report and escalate issues to the Executive Board. It will be responsible for the overall management of the ASO. The Steering Committee will be chaired by the Clearwire Governance Head and will consist of Clearwire and Supplier leadership responsible for demand and delivery of Services. The Clearwire Governance Head and Supplier Governance Head are
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responsible for reviewing Clearwire and Supplier performance obligations with each other.
3.2.2.	The Steering Committee has the following responsibilities:
a.	Maintains relationship between Clearwire’s retained and Supplier’s delivery organizations;

b.	Reviews Supplier prepared monthly “Service Level Reports” as detailed in Exhibit G: Service Levels and Key Performance Indicators;

c.	Manages changes to the scope of Agreement, Fees, Performance Levels in accordance with Change Control Procedures set forth below;

d.	Reviews volume and cost of Services against budgeted amounts. Authorizes changes to volume and schedule of Services;

e.	Reviews and manages risks to the ASO;

f.	Reviews third party supplier performance where Supplier is acting as Clearwire’s agent. Supplier will submit to the Steering Committee a monthly report of the third party supplier SLAs and KPIs where it is acting as Clearwire’s agent;

g.	Addresses escalations from Operations Committees;

h.	Facilitates continuous improvement with Supplier;

i.	Develops reports for Executive Board review;

j.	Implements initiatives agreed by Executive Board;

k.	Approves changes to Operations Committees;

l.	Reviews and approves Changes to the Transition Plan and transformation plan in accordance with the Change Control Procedures set forth below; and

m.	Approvals above Steering Committee threshold will be approved by Executive Board.
3.2.3.	Specific Steering Committee tasks include the following:
a.	Review Clearwire’s changes in volume and schedule of demand Projects;

b.	Approval of or changes to the Transition Plan and approval of milestones against same in accordance with the Change Control Procedures set forth below;

c.	Review Supplier proposed changes to the transformation plan and discuss and resolve any areas of interest or concern.

d.	Approval of gain sharing opportunities as detailed in Exhibit N: Fees;

e.	Assessment of impacts on Projects arising from changes in the Clearwire requirements;
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f.	Approval of Changes to the ASO, Fees, Service Levels and key performance indicators in accordance with processes detailed in the ASO;

g.	Development of executive briefing reports;

h.	Determines Supplier’s performance under this Agreement for the previous month;

i.	Review accrued Service Credits and Earnback Credits and performance incentives (all as defined in Exhibit G);

j.	Develop and issue an end user satisfaction survey based on Supplier’s form of survey; and

k.	Reviews the results and discusses opportunities with Supplier for Supplier’s improvement of end user satisfaction.
3.3. Operations Committees
3.3.1.	While Supplier is responsible for overseeing and performing the Services, the Operations Committees will be responsible for reviewing Supplier performance of Network build, maintenance and operation. The Operations Committees will report and escalate to the Steering Committee. They will consist of Supplier leadership and at least one Clearwire person directly involved with the functioning and operational direction of the applicable service area.

3.3.2.	The Demand Management Committee is responsible for reviewing the demand and operational Projects within fiscal approval limit defined in Clearwire Authorization Policy.

3.3.3.	The Steering Committee can at its discretion create and staff additional Operations Committees.

3.3.4.	The demand management committee (the “Demand Management Committee”) has the following responsibilities:
•	Supervise if Project related performance criteria are met; and

•	Address issues arising from development and rollout activities and processes.
3.3.5.	Clearwire will provide a report of the active list of Projects with assigned priority prior to the start of a new month. While Supplier will have the opportunity to provide input into prioritization during Demand Management Committee meetings, the ultimate decision on Project prioritization will be made by Clearwire in accordance with Exhibit N and will not be subject to dispute resolution.

3.3.6.	Demand Management Committee(s) will provide a monthly report of the status of all Projects development, build and rollout Projects to the Steering Committee.

3.3.7.	The performance management committee (the “Performance Management Committee”) will have the following responsibilities:
•	Review Service performance and trends;
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•	Review and supervise Supplier’s key performance indicator failures and other operational issues;

•	Review impact of major events and disasters; and

•	Address escalations from Clearwire customer care after the resolution of the event.
3.3.8. Other activities of Operations Committees include the following:
a.	Day-to-day communication and issue resolution between the Parties;

b.	Monitoring of the progress and status of any operational change requests;

c.	Monitoring of the delivery of the Services;

d.	Review of Supplier’s strategy and implementation for Services including continuous improvement and service evolution as required to meet the requirements of this ASO;

e.	Review Clearwire’s Network investments as it relates to Supplier’s ability to perform the Services under this ASO;

f.	Review of major issues relating to health safety, environmental and energy matters;

g.	Review applicable demand and capacity reports for all Systems, and such reports will be prepared by Supplier;

h.	Review subscriber, Network service and coverage trends and targets, and such trends and targets reports will be prepared by Clearwire;

i.	Review of Supplier resource plan and staffing for the Services;

j.	Review Supplier prepared monthly report of third party supplier service levels and key performance indicators where Supplier acts as Clearwire’s agent;

k.	Prepare, maintain and implement actions according to an action register of issues that have been raised by the Operations Committees and the corresponding committed actions, owners and dates for delivery of actions to resolve such issues;

l.	Identify and proactively supervise risks and issues; and

m.	Review IT/OSS development forecasts that may require investment from Clearwire or Supplier. Discuss and recommend changes in roadmap forecasts and plans.
4. REPORTING
4.1.	Supplier will provide reports in an electronic format or any other format which Clearwire may from time to time reasonably request. In addition to the reports detailed in Section 4.2, Supplier will provide such analysis and reports incremental to those contained in the monthly report as reasonably requested in writing by Clearwire to the
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extent Supplier can do so using the then-existing resources without adversely impacting the Services; otherwise such requests will go through the Change Control Procedures described in Section 8.1 of this Exhibit M. If requested in writing, Clearwire may secure access to the source data relevant to the compilation of the reports.
4.2.	Supplier will provide Clearwire with the following reports:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]
5. CLEARWIRE RETAINED AUTHORITY
5.1.	With respect to all Governance committee decision rights, and subject to the process set forth in Section 8 of this Exhibit M, Clearwire retains the exclusive right and authority to set, approve or reject any and all proposed Changes to:
•	Clearwire’s Network strategy;

•	Clearwire’s business processes;

•	Clearwire’s Network and security Policies (as specified in Exhibit P);

•	The scope and scale of the Services, pursuant to the terms of the Agreement;

•	Major infrastructure design, technical platform, architecture, and standards; and

•	Vendor selection for out-of-scope services.
5.2.	All strategic, policy, legal and regulatory decisions applicable to Clearwire, including interpretations of statutes and regulations, must be made by Clearwire employees. Clearwire also will have the right to approve or reject any and all proposed decisions that could reasonably be expected to materially increase the Fees payable by Clearwire for the Services or to materially increase the costs incurred by Clearwire in operating its business.
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6. ESCALATION PROCESS
6.1.	Operations Committees will serve as the primary managers and decision makers on commercial issues such as changes in budgets and additional resources requested by Supplier.

6.2.	Operations Committees will draft agreed to business principles for the Steering Committee to approve.

6.3.	Operations Committees will review and mange escalations involving day-to-day performance and process issues of the Services. The Operations Committees will review issues, provide decisions, remediation plans and track individual issues to closure. Risks identified will be communicated to the Steering Committee.

6.4.	In the event an Operations Committee does not agree on a decision or repeated failures to comply with appropriate remediation plans, such issue will be escalated to the Steering Committee. Issues of commercial nature, such as contractual disputes or issues arising from the Transition Plan and transformation plan will be handled to the extent possible by the Operations Committees. If the Operations Committees cannot resolve the dispute or issues, they will be escalated to the Steering Committee.

6.5.	Table 1 below describes the escalation process, with the Executive Board as the final escalation point.
Table 1 — Escalation Process

Committee	Escalations handled	Criteria for escalation to next level

Operations Committee(s)	Issues from day to day operations	• Cost to fix above committee spend limit • Protracted disagreement
Steering Committee	Issues of contractual nature; Escalations from Operations Committees	• Cost to fix above committee spend limit • Protracted disagreement
Executive Board	Escalations from Steering Committee
7. RISK REMEDIATION
7.1.	the Parties will respond to any events that may lead to the risk of a breach of the Agreement. The Parties will use the framework outlined in this section to perform the following:
•	Tracking and early detection of risk factors;
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•	Providing reasonable transparency into risk situations; and

•	Reducing risk and achieving a successful long term relationship.
7.2.	Table 2 below is non-exhaustive and is illustrative of the risks that will be monitored and tracked actively by the Parties.
Table 2 — Risk Indicators
Risk
Material drop in a Party’s stock price
A materially lowered debt rating for a Party.
Public investigation into improper financial accounting and reporting, suspected fraudulent activities or other impropriety of a Party.
Material improper financial accounting and reporting, material fraudulent activities or other impropriety of a material character has been admitted by a Party or concluded by a public investigation
Change of project executive of Supplier
Supplier’s strategic direction shifts away from Services
Major change in exchange rate between the Swedish Krona and the US dollar
New customers stretch Supplier capacity
Breach of confidentiality provisions by a Party
Breach of conflicts of interests compliance by a party
Inflation rises to double digits in the US according to Consumer Price Index
War or terrorist attacks in regions of Supplier or sub-contractor operations
US government imposes tax or policy change on companies that offshore
7.3.	Table 3 below defines the actions Supplier will take and the process through which Clearwire may manage such identified risks.
Table 3 — Remediation
Action
•	Clearwire will log the risk in the risk register, and track for increase in risk level.

•	The Parties will each be prepared to discuss risk factors at Steering Committee.

•	Both Parties will review such risk in the Executive Board.

•	Where in Supplier’s direct control, Supplier will submit a recovery plan detailing actions the Supplier may take to mitigate such risk, as recommended by the Executive Board.

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8. CHANGE MANAGEMENT
This Section 8 describes the process for initiating, evaluating, managing and implementing Changes. Any revision to the Fees due to a Change, and any other Change, will not be authorized unless approved in accordance with this Section 8.
     8.1. Clearwire Request for Change
8.1.1.	In the event Clearwire desires to make a Change, the Clearwire Governance Head will notify Supplier in writing specifying the Change in reasonable detail. The notification will be made to the relevant Governance Operations Committee and will set out:
•	A description of the Change as well as name of the originator and date;

•	Reason for the Change including affected Services; and

•	Special conditions associated with the Change, including but not limited to likely systems impacts, required completion date, and potential policy impacts.
8.1.2.	Supplier will within 10 Business Days respond to the Clearwire request. If, due to the complexity of the requirement, the preparation will take longer than 10 Business Days, Supplier will, within 5 Business Days of receipt of notification, advise Clearwire of the number of Business Days required for this, with a copy to the relevant Governance Operations Committee. In the response, the Supplier will describe:
•	The technical and operational consequences (including without limitation technical and operational feasibility) of the Change,

•	The effect (if any) on performance levels,

•	The cost impact (including any adjustments to the Fees),

•	A plan for implementation of the requested Change, and other required changes to the Agreement by reason of the Change. If there are any material impacts to the Agreement and/or the Fees, the Change will be handled in accordance with process outlined in Section 2.10 of the Agreement.
8.1.3.	The requested Change and Supplier’s response will be discussed at the next meeting of the relevant Governance Operations Committee within a maximum of 10 Business Days from the receipt of Supplier’s response.

8.1.4.	If Supplier responds that the Change can be implemented, Clearwire will within 15 Business Days after the receipt of Supplier’s response (but not prior to the discussion within the relevant Governance Operations Committee) decide whether the Change will be implemented. If so, the Parties will take all necessary actions (including documenting the Change) in order to implement the Change. No Change may be implemented without a written Change order signed by both Parties in accordance with Section 19.15 of the Agreement. The Change request becomes invalid should Clearwire not respond to Supplier in writing within 20 Business Days of Supplier’s response.
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8.1.5.	In the event Clearwire makes a modification to the Network, Clearwire Systems or Clearwire Resources that (a) increases, by a non-trivial amount, Supplier’s cost of delivering the Services for which Supplier is not already compensated under Exhibit N; or (b) has a material adverse impact on Supplier’s performance of, or ability to deliver, the Services; then in each case the Parties will following the process set forth in this Section 8.1.
8.2. Supplier’s Request for Change
8.2.1.	Supplier will make no Change which may (i) increase Clearwire’s total cost of receiving the Services; (ii) require material Changes to, or have an adverse impact on, Clearwire’s operations, facilities, processes, systems, software, utilities, tools or equipment (including those provided, managed, operated, supported and/or used on their behalf by Clearwire contractors); (iii) require Clearwire to install, at their cost or expense, a new version, release, upgrade of or replacement for or to modify any System; (iv) have an adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality or resource efficiency of the Services; (v) have an adverse impact on the cost, either actual or planned, to Clearwire of terminating this Agreement, in whole or in part, or on Clearwire’s rights to insource or use third parties; (vi) have an adverse impact on Clearwire’s environment (including its flexibility to deal with future Changes, interoperability and its stability), (vii) introduce new technology to (A) Clearwire’s environment or operations or (B) Supplier’s environment, to the extent that such introduction has or may have an adverse impact on Clearwire’s environment; (viii) have an adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality, cost or resource efficiency of Clearwire’s retained systems and processes or (ix) violate or be inconsistent with Clearwire standards without first obtaining Clearwire’s approval in accordance with Section 2.10 of the Agreement.

8.2.2.	If Supplier desires to make such a Change, Supplier will notify Clearwire in writing specifying the Change in reasonable detail, the cost impact, the technical consequences and any other known consequence expected to be of interest to Clearwire. The notification will be made to the relevant Governance Operations Committee and will describe:
•	A description of the requested Change as well as name of the originator and date.

•	Reasons for the Change including affected Services in Exhibit C — Statement of Work or other exhibits under the Agreement.

•	Special conditions associated with the Change, and the extent to which the desired Change may affect the functionality, performance, price or resource efficiency of the Services and any benefits, savings or risks to Clearwire associated with such Change.
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8.2.3.	Clearwire will respond to Supplier within 10 Business Days or receipt of Supplier’s request. If, due to the complexity of the requirement, the preparation will take longer than 10 Business Days, Clearwire will, within 5 Business Days of receipt of notification, advise Supplier of the number of Business Days required for review, with a copy to the relevant Governance Committee. If Clearwire responds that the Change can be implemented, the Parties will take, and cause to be taken, all necessary actions (including documenting the Change) in order to implement the Change. No Change may be implemented without a written Change order signed by both Parties in accordance with Section 19.15 of the Agreement.
8.3. Procedures for All Changes
8.3.1.	Compliance with Change Control Procedures. In making any Change in the standards, processes, procedures and controls or associated technologies, architectures, standards, products, materials, equipment, systems or services provided, operated, managed, supported or used in connection with the Services, Supplier will comply with the change control procedures specified in this Section 8.3 (“Change Control Procedures”). The Change Control Procedures include the following requirements:
a.	Impact Assessment. For all Changes that may have an adverse impact or require changes or increase the risk of Supplier not being able to provide the Services or violate or be inconsistent with Clearwire standards, then Supplier will prepare a written risk assessment and mitigation plan (1) describing in detail the nature and extent of such potential adverse impact or risk, (2) describing any benefits, savings or risks to Clearwire associated with such change and (3) proposing strategies to mitigate any potential adverse risks or impacts associated with such change and, after consultation and agreement with Clearwire, implement the plan.

b.	Comparison Analysis. Each time that Supplier makes a Change to the Systems or Services, Supplier will perform a comparison analysis at a reasonable and mutually agreed level of detail to verify the Change will not have an adverse impact on the costs, operations or environment of Clearwire or on the functionality, interoperability, performance, accuracy, speed, legality, responsiveness, quality or resource efficiency of the Services. In addition, at Clearwire’s request, Supplier will perform a comparison at a reasonable and mutually agreed level of detail, between the amount of chargeable resources required to perform a representative sample of the Services being performed for Clearwire immediately prior to the Change and immediately after the Change. Clearwire will not be required to pay for increased chargeable resources usage due to a Change except to the extent that such Change is requested or approved by Clearwire after notice from Supplier of such increased chargeable resources usage.

c.	Testing. Prior to making any Change or using any new (e.g., not tested in or for the Clearwire environment) System to provide the Services, Supplier will verify by appropriate testing that the Change or item is properly installed,
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operating in accordance with its specifications, performing its intended functions in a reliable manner and compatible with and capable of operating as part of the Clearwire environment. This obligation will be in addition to Supplier’s other obligations in this Agreement, including Supplier’s obligation to perform Transition Plan or transformation Services or perform any testing as part of the routine deployment or installation of Software or equipment.
8.3.2.	Information. Supplier will provide Clearwire with such information as Clearwire will reasonably require prior to making any proposed Change. Such information will include, at a minimum, a description of the proposed rights of Clearwire with respect to ownership and licensing (including any related restrictions) relating to such Systems or other technology. Such description will include the license fees, maintenance fees and/or purchase or lease terms (if any) for use of such System or other technology by Clearwire and their designee(s) upon termination or expiration of this ASO or the completion of Services and any limitations or conditions on such use.

8.3.3.	Implementation of Changes. Supplier will schedule and implement all Changes so as not to (i) disrupt or adversely impact the operations of Clearwire, (ii) degrade the Services then being received by Clearwire or (iii) interfere with Clearwire’s ability to obtain the full benefit of the Services.

8.3.4.	Planning and Tracking. On a quarterly basis, Supplier will prepare, with Clearwire’s participation and approval, a rolling quarterly “look ahead” schedule for ongoing and planned Changes for the next 3 months. The status of Changes will be monitored and tracked by Supplier against the applicable schedule.
8.4. Exceptions.
8.4.1.	Temporary Emergency Changes.
a.	Notwithstanding the procedure described in Section 8.1 above, if Clearwire requires any Change to be made to respond to an urgent situation that may materially affect the provision of the Services or to meet a serious and urgent commercial need of Clearwire, including the need to comply with any Law or any imminent change in Law (an “Emergency Change”), and it is not reasonably practicable to agree the contents of that Change in advance in accordance with Section 8.1 above, then Clearwire will notify Supplier of the need for an Emergency Change, which Change will be implemented by Supplier and agreed by the Parties in accordance with Paragraph 8.4.1.c below. Only the Clearwire Governance Head may raise a request for an Emergency Change.

b.	If Supplier becomes aware of an event that may require an Emergency Change, Supplier shall promptly notify Clearwire of such an event and provide such details as are available in the circumstances whereupon Clearwire may elect to notify Supplier of the need for an Emergency Change pursuant to Section 8.4.1.a.

c.	If an Emergency Change is initiated in accordance with Section 8.4.1.a: (a) Supplier will make that Change in the manner required by Clearwire; and (b)
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the Parties will document the Change as soon as reasonably practicable in accordance with the procedure set out in Section 8.1 above.
8.4.2.	Fast Track Procedures. If Supplier or Clearwire determine that a Change needs to be implemented in an expedited manner for legitimate and compelling business reasons, Clearwire and Supplier will work in good faith to complete the applicable Change Control Procedures in at least half the time set forth in the applicable provision of Section 8.
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EXECUTION VERSION
EXHIBIT N
Fees
1.	Definitions. Capitalized terms used herein without definition are used as defined in the Agreement, or in Attachment 1 to this Exhibit N.

2.	Fees. Each month (as specifically set forth in this Section 2) during the Term commencing after the Service Commencement Date, Supplier will invoice Clearwire in accordance with Section 8 of the Agreement [*****]
[*****]
[*****]

[*****]
[*****]

[*****]

[*****]

[*****]

[*****]
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[*****]

[*****]

[*****]

[*****]
2.3	[*****]
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[*****]

[*****]

[*****]

[*****]
[*****]

[*****]

[*****]
3.	Credits. During the Term whenever any of the following credits are applicable, Supplier will include a credit on the earliest Clearwire invoice after such credit becomes available, for each of the following items:
[*****]
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[*****]

[*****]

[*****]
4.	Additional Fees.
[*****]
5.	Termination charges. [*****]
[*****]
[*****]
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[*****]
[*****]
[*****]

[*****]

[*****]

[*****]
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[*****]
[*****]

[*****]

[*****]
[*****]

[*****]

[*****]

[*****]
6.	Annual SLA At Risk Amount. [*****]
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7.	[This Section Not Used.]

8.	Future Pricing Adjustments.
[*****]

[*****]

[*****]
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EXECUTION VERSION
Attachment 1 to Exhibit N
Definitions
[*****]
“Agreement” means the Managed Services Agreement to which this Exhibit N is an attachment. [*****]
[*****]
[*****]
“Contract Year” means a one year period during the Term that begins on July 1st of each year during the Term and contains four, three month “Contract Quarters”, each beginning on July 1st, October 1st, January 1st and April 1st.
[*****]
[*****]
[*****]
“Exit Fee” means the termination fee described in Section 5 of this Exhibit N.
[*****]
“Fuel Fee” is defined in Section 2.3 of this Exhibit N.
[*****]
[*****]
[*****]
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[*****]
[*****]
[*****]
“Project” for purposes of this Exhibit N, is defined in Exhibit C, Statement of Work.
[*****]
[*****]
[*****]
[*****]
“Service Level At Risk Amount” is defined in Section 6 of this Exhibit N.
[*****]
“Taxes” means all taxes imposed or collected by any government entity based upon amounts payable to Supplier for the Services, exclusive, however, of withholding taxes, employment taxes, taxes on capital, taxes on real or personal property, and taxes imposed or based on the income of Supplier.
“Termination Costs Amount” is defined in Section 5.1 of this Exhibit N.
“Termination Date” is defined in the Agreement.
[*****]
[*****]
[*****]
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EXECUTION VERSION
Attachment 2 to Exhibit N
Non-Labor Related Fee
(Monthly — Million $USD)
[Intentionally Blank]

Contract		Fleet (amount per
Year	Quarter	quarter)
1	1
	2
	3
	4
2	1
	2
	3
	4
3	1
	2
	3
	4
4	1
	2
	3
	4
5	1
	2
	3
	4
6	1
	2
	3
	4
7	1
	2
	3
	4
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EXECUTION VERSION
Attachment 3 to Exhibit N
[*****]
The Table below is to be used for reference only. Current information will be found by using the Excel Calculation Model, which is to be found in Exhibit 8.

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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EXECUTION VERSION
Attachment 4 to Exhibit N
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
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EXECUTION VERSION
Attachment 5 to Exhibit N
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
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[*****]	[*****]
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EXECUTION VERSION
Attachment 6 to Exhibit N
[*****]
[Intentionally Blank]

[*****]
Month	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
1
2
3
4
5
6
7
8
9
10
11
12
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EXECUTION VERSION
Attachment 7 to Exhibit N
Termination Charges
[*****]

[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
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EXECUTION VERSION
Attachment 8 to Exhibit N
[*****]
[*****]
[*****]
Attachment Located on CD
*** REDACTED ***
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EXECUTION VERSION
Attachment 9 to Exhibit N
Intentionally Omitted
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Attachment 10 to Exhibit N
Determination of Actual Cost Driver Volumes
cost driver methodology v3b.xlsx
Attachment Located on CD
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EXECUTION VERSION
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EXECUTION VERSION
EXHIBIT P
Security
I. GENERAL
     A. Definitions. All capitalized terms shall have the meanings set forth herein or in the ASO and (the “Agreement”).
     B. Attachments. The following attachments are made a part of and incorporated into this Exhibit P:
          • Attachment P-1: Clearwire Corporate IT Security and Data Protection Policy
     C. Relationship to Agreement. This Exhibit P and its Attachments supplement the terms of the Agreement, including but not limited to the following Sections of the Agreement: 13 (“Confidentiality; Use of Data”), 14 (“Privacy”), and 18 (“Audits”).
D. Security Requirements.
     D.1 Clearwire Security Standards and Policies. Beginning on the Service Commencement Date, and subject to the requirements and process in this Section I D, Supplier will comply with the applicable Clearwire Security Standards and Policies. Clearwire retains the right to modify its Security Standards and Policies from time-to-time throughout the Term of the ASO. Supplier will not be required to implement such modifications without a mutually agreed-upon service order governing the scope of work and the fees required to implement the Security Standards and Policies modifications.[*****]
     D.2 Security Risks.
     [*****]
     D.3 [*****]
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     D.4 Mitigation Plans. [*****]
     D.5 Security Plans. [*****]
     D.6 Regular Security Meetings. — [*****]
     E. Compliance with Laws; Clearwire Compliance Directives.
     Supplier shall perform the Services in compliance with all laws that pertain to Supplier’s operation of its business or the operation of the business of its affiliates and/or regulate Supplier in its capacity as a provider of information technology outsourcing services. (“Supplier Laws”). Without limiting the generality of the foregoing, Supplier shall comply with all laws applicable to it as a service provider in the United States and outside the United States, (including any and all legislative and/or regulatory amendments or successors thereto) including without limitation, U.S. Export Administration Regulations (EAR) and the laws applicable to it as a service provider related to data protection and privacy laws in the country or countries where the Clearwire Data is collected or held or otherwise processed which shall include, Section 222 of the U.S. Telecommunications Act, the European Directives on Data Protection (95/46/EC the E-Commerce Directive (2000/31/EC), the Privacy and Electronic Communications Directive (2002/58/EC) and any and all national laws and regulations implementing such Directives, as amended, re-enacted, consolidated or replaced from time to time (collectively, the “Data Protection Laws”).
     Clearwire shall comply with all laws that regulate Clearwire in its capacity as a provider of products and services to its industry (including those applicable to Clearwire as a data controller of personal data, (“Clearwire Laws”).
     [*****]
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[*****]
     F. Organization of Exhibit P.
     Section II — Data Security & Privacy
     Section III — Access to Network Sites
     Section IV — Access to Clearwire Offices and Facilities
     Section V — Supplier Facilities (U.S.): Physical Security Requirements
     Section VI — Supplier Facilities (Offshore): Physical Security Requirements
II. DATA SECURITY & PRIVACY
     A. Data Protection Executives; Notices.
     The following executive of each Party shall be responsible for managing compliance with the terms of this Exhibit P. Any notices under this Exhibit P or the Agreement regarding Personal Data obligations of each party should be as follows: communications regarding the day-to-day obligations should be communicated in writing via e-mail or other written notice to each of the Data Protection Executives and communications regarding any changes to the terms of this Exhibit (including any Attachments) or the terms of each Party’s Personal Data obligations under the Agreement should be directed as required under the notice provisions of the Agreement with copies provided to the Data Protection Executives.
•	Clearwire Data Protection Executive: Director of Security or then current Senior Vice President of Operations

•	Supplier Data Protection Executive: Director of Security or then current Senior Vice President of Operations
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     B. Data Classification.
     Clearwire shall appropriately inform Supplier of the types of Clearwire Data that Supplier will process and the method to be used for clear identification of such data, to include prompt notice of any changes that may occur.
Supplier will have access to and/or process the following types of Clearwire Data:
“Clearwire Data” refers, collectively, to “Customer Proprietary Network Information” (CPNI), personal data as defined in the Directive 95/46/EC (“Directive”), “Personally Identifiable Information” (PII), “Clearwire Confidential Information,” and “User Internet Data.”
“Clearwire Confidential Information” refers the Confidential Information, as defined in the ASO, that is confidential to Clearwire or to a third-party under confidentiality agreement between Clearwire and that third-party, including but not limited to any information derived from or provided by Clearwire about the Clearwire network.
“Customer Proprietary Network Information” (CPNI) is a term defined in the FCC rules 47 C.F.R. §§ 64.2009-2011 and includes information about a customer’s telephone services and information contained in the customer’s bill. CPNI is comprised of three categories: (1) call detail information (i.e., time, date, number called and duration of call); (2) subscription information (i.e., what services a customer subscribes to); and (3) general account information (including name, address, phone number, personal information (i.e., maiden name, SSN) and bill amount. “Personally Identifiable Information” or “PII” means any information in any media, including paper and electronic files, provided by Clearwire or collected by Supplier in connection with the ASO: (a) that identifies or can be used to identify, contact, or locate the person to whom such information pertains, or (b) from which identification or contact information of any individual person can be derived. PII includes, but is not limited to: name, address, phone number, fax number, email address, social security number or other government-issued identifier, and credit card information. Additionally, to the extent any other information (such as, but not necessarily limited to, a personal profile, unique identifier, biometric information and/or IP address) is associated or combined with PII, then such information also will be considered PII.
“User Internet Data” refers to Internet Protocol addresses and to data cached as a result of an individual’s use of the Internet through Clearwire that can be identified with that individual.
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     C. Security of Clearwire Data.
     [*****]
     [*****]
     [*****]
     [*****]
     [*****]
     [*****]
     [*****]
     D. EU Laws.
     If Supplier is processing personal data as defined in the Directive 95/46/EC (“Directive”) on Clearwire’s behalf that is subject to the Directive, then with respect to the Parties’ rights and obligations under this Agreement, the Parties acknowledge that, except where otherwise agreed, Clearwire is the data controller and Supplier is the data processor. Supplier undertakes to Clearwire that it will comply with obligations equivalent to those imposed on a ‘data processor’ under Article 17 of the Directive and the national legislation of each EU Member State (collectively, the “EU Applicable Laws”).
     In addition, Supplier represents that it:
•	has the appropriate technical and organizational measures in place to protect against unauthorized or unlawful processing of personal data and against accidental loss or destruction of, or damage to, personal data held or processed by Supplier and that Supplier has taken reasonable steps to ensure the reliability of any of Supplier’s staff who have access to personal data processed in connection with this Agreement;

•	will process the personal data only to the extent, and in such manner, as is necessary for the provision of the Services or as required by Applicable EU Laws; and
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•	will take commercially reasonable steps consistent with its obligations herein to not do anything which might result in Clearwire breaching any provisions of the EU Applicable Laws.
The obligations set out in this Exhibit P related to confidentiality or to the protection of personal data shall remain in force notwithstanding termination of the ASO and the Agreement.
     [*****]
E.	Data Transfers.
          Upon Clearwire’s written request, Supplier agrees to execute all documents required for processing and transmission of Clearwire Data as specified by Clearwire for purposes of complying with personal data protection regulations, including the version selected by Clearwire from the standard contractual clauses for the transfer of personal data from the European Community to third countries for transfers from Data Controllers to Data Controllers or Data Processors, as applicable, in the form as published by the European Commission from time to time, without any modification, and any other equivalent data transfer agreement developed by Clearwire for transfers of Clearwire Data from the United States to any other country.
     F. Data Subject Requests.
     [*****]
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     [*****]
     [*****]
     G. Processing Facilities Audit
     [*****]
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[*****]
H. Limitation of Access.
     [*****]
     [*****]
     I. Authentication.
     [*****]
     [*****]
     [*****]
     [*****]
     J. Data Transmission.
     [*****]
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     [*****]
     [*****]
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     [*****]
     [*****]
     K. Data Storage
     [*****]
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     [*****]
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     L. Security of Supplier Networks.
     [*****]
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     [*****]
     [*****]
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M. Printed Documents.
     [*****]
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[*****]

N.	Service Locations.

[*****]

O.	Application Development and Management Practices.

[*****]

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[*****]

[*****]

P.	Secure Software Development Policy.

[*****]

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[*****]

[*****]

[*****]

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Q.	Web-based Applications.
     [*****]
R.	[Reserved]

S.	Training

[*****]

[*****]

T.	Law Enforcement Notification.
               Clearwire shall determine whether and when notification to any individuals or persons (including governmental authorities) regarding any security breach affecting Clearwire Data is legally required. Clearwire will make commercially reasonable efforts to coordinate all such matters with appropriate Supplier Security Department personnel. Notwithstanding the foregoing, Supplier is permitted to comply with all applicable laws to which it is subject, as determined in its sole discretion.
U.	Security Breach Reporting.
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          [*****]
V.	Close-Out Procedures.
[*****]

[*****]

[*****]

[*****]
III.	ACCESS TO NETWORK SITES

A.	Definitions.
[*****]

[*****]

[*****]

[*****]
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[*****]
B.	Clearwire Policies & Procedures; Access Controls.
[*****]

[*****]
C.	Supplier Responsibilities.
[*****]

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[*****]

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D.	ADDITIONAL REQUIREMENTS AND RESTRICTIONS.
[*****]

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IV.	ACCESS TO CLEARWIRE OFFICES AND FACILITIES

[*****]

V.	SUPPLIER FACILITIES (U.S.): PHYSICAL SECURITY REQUIREMENTS

[*****]

[*****]

[*****]

[*****]

[*****]
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[*****]
VI.	SUPPLIER FACILITIES (OFFSHORE): PHYSICAL SECURITY REQUIREMENTS

[*****]

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EXECUTION VERSION
Exhibit U
Clearwire Competitor
Clearwire Competitor: Any Entity providing or controlling any Entity that provides mobile telephony or wireless data services, similar or larger in scope and scale to Clear Wireless, LLC and its affiliates. Such Entities include, by way of example only:
[*****]
[*****]
[*****]
[*****]
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EXECUTION VERSION
EXHIBIT X
Supplier Competitors
[*****]
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[*****]
[*****]
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EXECUTION VERSION
EXHIBIT Y
DOCUMENT LOCATED ON CD
***REDACTED***
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